SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2007

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-125422             20-0842986
----------------------------------  ----------------  --------------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

    383 MADISON AVENUE
    NEW YORK, NEW YORK                                          10179
----------------------------------                    --------------------------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and The Bank of New York, as trustee.

         99.1 Swap Agreement, and Credit Support Annex, dated February 15, 2007, between Bear Stearns Financial Products Inc. and The Bank of New York, not in its individual capacity, but solely as trustee for the Bear Stearns Asset Backed Securities Trust 2007-1.

         1.1 Terms Agreement, dated February 15, 2007, to the Underwriting Agreement, dated April 13, 2006 between Bear, Stearns & Co. and Bear Stearns Asset Backed Securities I LLC.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC



By: /s/ Baron Silverstein
   ----------------------
Name: Baron Silverstein
Title:   Vice President

Dated:  February 15, 2007

                                  EXHIBIT INDEX


Exhibit         Item 601 (a) of   Sequentially                           Page
Number          Regulation S-K    Numbered
                Exhibit No.       Description

4.1             4                 Pooling and Servicing Agreement          4

99.1            99                Swap agreement and CSA terms agreement  272

1.1             1                 Terms Agreement to Underwriting
                                  Agreement                               309

                                                                  EXECUTION COPY


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                    Depositor

                            EMC MORTGAGE CORPORATION,

                                     Sponsor

                             WELLS FARGO BANK, N.A.,

                  Master Servicer and Securities Administrator

                                       and

                              THE BANK OF NEW YORK,

                                     Trustee

                     --------------------------------------

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 2007

                     --------------------------------------

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1

                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

                                TABLE OF CONTENTS

                                                                                                               Page
Article I. DEFINITIONS............................................................................................2
   Section 1.01         Defined Terms.............................................................................2

Article II. CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES..............................................37
   Section 2.01         Conveyance of Trust Fund.................................................................37
   Section 2.02         Acceptance of the Mortgage Loans.........................................................40
   Section 2.03         Representations, Warranties and Covenants of the Master Servicer and the Sponsor.........43
   Section 2.04         Representations and Warranties of the Depositor..........................................51
   Section 2.05         Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases..........53
   Section 2.06         Authentication and Delivery of Certificates..............................................53
   Section 2.07         Covenants of the Master Servicer.........................................................53
   Section 2.08         Lost Mortgage Notes Indemnity............................................................54
   Section 2.09         Purposes and Powers of the Trust.........................................................54

Article III. ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS...............................................55
   Section 3.01         The Master Servicer......................................................................55
   Section 3.02         REMIC-Related Covenants..................................................................56
   Section 3.03         Monitoring of Servicers..................................................................56
   Section 3.04         [Reserved]...............................................................................58
   Section 3.05         Power to Act; Procedures.................................................................58
   Section 3.06         Due-on-Sale Clauses; Assumption Agreements...............................................58
   Section 3.07         Release of Mortgage Files................................................................59
   Section 3.08         Documents, Records and Funds in Possession of the Master Servicer To Be Held for Trustee.60
   Section 3.09         Maintenance of Hazard Insurance..........................................................60
   Section 3.10         Presentment of Claims and Collection of Proceeds.........................................61
   Section 3.11         Maintenance of the Primary Mortgage Insurance Policies...................................61
   Section 3.12         Custodian to Retain Possession of Certain Insurance Policies and Documents...............62
   Section 3.13         Realization Upon Defaulted Mortgage Loans................................................62
   Section 3.14         Compensation for the Servicers and the Master Servicer...................................62
   Section 3.15         REO Property.............................................................................62
   Section 3.16         Annual Statement as to Compliance........................................................63
   Section 3.17         Assessments of Compliance and Attestation Reports  (a)...................................64
   Section 3.18         Reports Filed with Securities and Exchange Commission.(a) (i)............................66
   Section 3.19         [Reserved]...............................................................................76
   Section 3.20         Optional Purchase of Defaulted Mortgage Loans............................................76
   Section 3.21         [Reserved]...............................................................................76


   Section 3.22         Intention of the Parties and Interpretation..............................................76

Article IV. ACCOUNTS.............................................................................................77
   Section 4.01         Protected Accounts.......................................................................77
   Section 4.02         [Reserved]...............................................................................78
   Section 4.03         [Reserved]...............................................................................78
   Section 4.04         Distribution Account.....................................................................78
   Section 4.05         Permitted Withdrawals and Transfers from the Distribution Account........................79
   Section 4.06         The Swap Agreement.......................................................................82
   Section 4.07         [Reserved]...............................................................................84
   Section 4.08         Class P Reserve Account..................................................................84

Article V. DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER.....................................................84
   Section 5.01         Advances.................................................................................84
   Section 5.02         Compensating Interest Payments...........................................................85
   Section 5.03         REMIC Distributions......................................................................85
   Section 5.04         Distributions............................................................................86
   Section 5.05         Allocation of Realized Losses............................................................90
   Section 5.06         Monthly Statements to Certificateholders.................................................90
   Section 5.07         REMIC Designations and Allocations.......................................................94
   Section 5.08         Basis Risk Reserve Fund..................................................................97

Article VI. THE CERTIFICATES.....................................................................................98
   Section 6.01         The Certificates.........................................................................98
   Section 6.02         Certificate Register; Registration of Transfer and Exchange of Certificates..............99
   Section 6.03         Mutilated, Destroyed, Lost or Stolen Certificates.......................................103
   Section 6.04         Persons Deemed Owners...................................................................104
   Section 6.05         Access to List of Certificateholders' Names and Addresses...............................104
   Section 6.06         Book-Entry Certificates.................................................................104
   Section 6.07         Notices to Depository...................................................................105
   Section 6.08         Definitive Certificates.................................................................105
   Section 6.09         Maintenance of Office or Agency.........................................................106
   Section 6.10         Appointment of Paying Agent and Certificate Registrar...................................106

Article VII. THE DEPOSITOR, THE MASTER SERVICER AND THE SPONSOR.................................................107
   Section 7.01         Respective Liabilities of the Depositor, the Master Servicer and the
                        Sponsor.................................................................................107
   Section 7.02         Merger or Consolidation of the Depositor, the Master Servicer or the Sponsor............107
   Section 7.03         Indemnification of the Trustee, the Master Servicer, the Securities Administrator and
                        Others..................................................................................107
   Section 7.04         Limitation on Liability of the Depositor, the Sponsor, the Master Servicer, the
                        Securities Administrator and Others.....................................................108
   Section 7.05         Limitation on Resignation of Master Servicer and EMC....................................109
   Section 7.06         Errors and Omissions Insurance; Fidelity Bonds..........................................109

                                                             ii

Article VIII. DEFAULT; TERMINATION OF MASTER SERVICER...........................................................110
   Section 8.01         Events of Default.......................................................................110
   Section 8.02         Trustee to Act; Appointment of Successor................................................111
   Section 8.03         Notification to Certificateholders......................................................113

Article IX. CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR.............................................113
   Section 9.01         Duties of Trustee and Securities Administrator..........................................113
   Section 9.02         Certain Matters Affecting the Trustee and the Securities Administrator..................115
   Section 9.03         Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans......117
   Section 9.04         Trustee and Securities Administrator May Own Certificates...............................117
   Section 9.05         Trustee's and Securities Administrator's Fees and Expenses..............................118
   Section 9.06         Eligibility Requirements for Trustee, Securities Administrator and Paying Agent.........118
   Section 9.07         Insurance...............................................................................119
   Section 9.08         Resignation and Removal of Trustee, Securities Administrator and Paying Agent...........119
   Section 9.09         Successor Trustee, Securities Administrator or Successor Paying Agent...................120
   Section 9.10         Merger or Consolidation of Trustee, Securities Administrator or Paying Agent............121
   Section 9.11         Appointment of Co-Trustee or Separate Trustee...........................................121
   Section 9.12         Tax Matters.............................................................................122

Article X. TERMINATION..........................................................................................125
   Section 10.01        Termination upon Liquidation or Repurchase of the Mortgage Loans........................125
   Section 10.02        Final Distribution on the Certificates..................................................126
   Section 10.03        Additional Termination Requirements.....................................................127

Article XI. MISCELLANEOUS PROVISIONS............................................................................129
   Section 11.01        Amendment...............................................................................129
   Section 11.02        Recordation of Agreement; Counterparts..................................................130
   Section 11.03        Governing Law...........................................................................130
   Section 11.04        Intention of Parties....................................................................131
   Section 11.05        Notices.................................................................................131
   Section 11.06        Severability of Provisions..............................................................132
   Section 11.07        Assignment..............................................................................133
   Section 11.08        Limitation on Rights of Certificateholders..............................................133
   Section 11.09        Inspection and Audit Rights.............................................................134
   Section 11.10        Certificates Nonassessable and Fully Paid...............................................134
   Section 11.11        Third Party Rights......................................................................134

                                                             iii


Schedules

Schedule I              List of Servicing Agreements
Schedule II             List of Assignment, Assumptions and Recognition
                        Agreements
Schedule III            [Reserved]

Exhibits
Exhibit A-1             Form of Class A Certificates
Exhibit A-2             Form of Class M Certificates
Exhibit A-3             Form of Class P Certificates
Exhibit A-4             Form of Class B-IO Certificates
Exhibit A-5             Form of Class R Certificates
Exhibit B               Mortgage Loan Schedule
Exhibit C               [Reserved]
Exhibit D               Form of Transfer Affidavit
Exhibit E               Form of Transferor Certificate
Exhibit F               Form of Investment Letter (Non-Rule 144A)
Exhibit G               Form of Rule 144A Investment Letter
Exhibit H               Form of Request for Release
Exhibit I               DTC Letter of Representations
Exhibit J               Schedule of Mortgage Loans with Lost Notes
Exhibit K               Form of Custodial Agreements
Exhibit L               Servicing Criteria to be Addressed in Assessment of
                        Compliance
Exhibit M-1             Form of Back-Up Certification
Exhibit M-2             Form of Certification for the Securities Administrator
Exhibit N               Form of Swap Agreement
Exhibit O               Form 10-D, Form 8-K and Form 10-K Reporting
                        Responsibilities
Exhibit P               Form of Additional Disclosure Notice

                  POOLING AND SERVICING AGREEMENT, dated as of January 1, 2007, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as sponsor (in such capacity, the "Sponsor"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

                  The parties to this Agreement hereby create a common law trust pursuant to the laws of the State of New York. The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall make three separate real estate mortgage investment conduit (each a "REMIC") elections with respect to the Trust Fund for Federal income tax purposes.

                  The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities Trust 2007-1." The Certificates issued hereunder may be referred to as "Asset-Backed Certificates Series 2007-1" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor and the Trustee agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.01 Defined Terms.

                  In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accepted Master Servicing Practices: With respect to any Mortgage Loan those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer) or to the Trustee (in its capacity, if at all, as Successor Master Servicer).

                  Account: Each Protected Account, the Distribution Account, the Basis Risk Reserve Fund, the Class P Reserve Account and the Swap Account.

                  Accrual Period: With respect to the Adjustable Rate Certificates and any Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. All calculations of interest on the Adjustable Rate Certificates (including the Interest Rate Cap) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360-day year.

                  Additional Disclosure:  As defined in Section 3.18 (a).

                  Additional Form 10-D Disclosure: As defined in Section 3.18
(a).

                  Additional Form 10-K Disclosure: As defined in Section 3.18
(a).

                  Adjustable Rate Certificates: The Class A Certificates and the Class M Certificates.

                  Advance: An advance of delinquent payments of principal (other than in respect of delinquent payments of principal on any Simple Interest Loans) or interest in respect of a Mortgage Loan required to be made by the applicable Servicer pursuant to the related Servicing Agreement, or by the Master Servicer pursuant to Section 5.01.

                  Affected Party:  As defined in the Swap Agreement.

                  Aggregate Early Principal Payment Amount: With respect to any Distribution Date the sum of all amounts of principal paid to the Class M-7 Certificates pursuant to clause eighth of Section 5.04(a)(iii).

                  Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

                  Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Distribution Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Prepayment Period or Liquidation Period, as applicable.

                  Annual Statement of Compliance:  As defined in Section 3.16.

                  Applicable Written Notice: For purposes of Section 8.01, written notice to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates.

                  Applied Realized Loss Amount: With respect to any Distribution Date and each Class of Offered Certificates, the sum of the Realized Losses with respect to the Mortgage Loans, equal to the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the preceding calendar month, which are to be applied in reduction of the Certificate Principal Balance of that Class of Certificates, and which on any such Distribution Date shall be applied, first, to the Class M-7 Certificates, the Class M-6 Certificates, the Class M-5 Certificates, the Class M-4 Certificates, the Class M-3 Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order, in each case until the respective Certificate Principal Balance thereof has been reduced to zero, and then, to each Class of Class A Certificates, pro rata, until the Certificate Principal Balance of each such class has been reduced to zero.

                  Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan.

                  Assessment of Compliance:  As defined in Section 3.17.

                  Assumption Agreement: Any Assignment, Assumption and Recognition Agreement or comparable document transferring or acknowledging the transfer of a Servicing Agreement to the Trust listed on Schedule II hereto.

                  Attesting Party:  As defined in Section 3.17.

                  Attestation Report:  As defined in Section 3.17.

                  Back-Up Certification:  As defined in Section 3.18(a)(iii).

                  Balloon Loan: A Mortgage Loan, identified as such on the Mortgage Loan Schedule, where the related Mortgage Note provides for lowered payments of principal over the life of such Mortgage Loan and a larger payment of principal than is usual at its stated maturity.

                  Bankruptcy Code:  Title 11 of the United States Code.

                  Basis Risk Reserve Fund: The fund maintained as described in
Section 5.07.

                  Basis Risk Shortfall: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the excess of (i) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated without regard to the Interest Rate Cap; over (ii) the sum of interest for such Class, calculated at the applicable Interest Rate Cap for such Distribution Date.

                  Basis Risk Shortfall Carry Forward Amount: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the sum of:
(i) if on such Distribution Date the applicable Pass-Through Rate for such Class is based upon the applicable Interest Rate Cap, the applicable Basis Risk Shortfall; and (ii) the Basis Risk Shortfall for all previous Distribution Dates not previously paid (including interest accrued thereon at the applicable Pass-Through Rate for the Accrual Period with respect to each such prior Distribution Date).

                  Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class P Certificates and the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, or the States of Maryland, Minnesota or Texas, or, if different, the city in which the Corporate Trust Office of the Trustee or the principal office of the Securities Administrator, the Master Servicer or of a Servicer is located are authorized or obligated by law or executive order to be closed.

                  Cede:  Cede & Co., or its successors in interest.

                  Certificate: Any one of the certificates of any Class executed by the Securities Administrator and authenticated by the Certificate Registrar in substantially the forms attached hereto as Exhibits A-1 through A-5.

                  Certificate Margin: Reference to any of the Class A-1 Margin, the Class A-2 Margin, the Class A-3 Margin, the Class M-1 Margin, the Class M-2 Margin, the Class M-3 Margin, the Class M-4 Margin, the Class M-5 Margin, the Class M-6 Margin or the Class M-7 Margin.

                  Certificate Notional Balance: As to the Class B-IO Certificates and any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) .

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

                  Certificate Principal Balance: As to any Certificate (other than any Class P Certificates, Class B-IO Certificate or Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate, reduced by the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) in the case of any Offered Certificate, any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates, and increased by (iii) in the case of each such Class of Offered Certificates, any Subsequent Recoveries allocated to such Class on previous Distribution Dates pursuant to Section 5.04A. References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class.

                  Certificate Register: The register maintained pursuant to
Section 6.02 hereof.

                  Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

                  Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BSABS 2007-1.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

                  Certification Parties: As defined in Section 3.18(a)(iii)(D).

                  Certifying Person:  As defined in Section 3.18(a)(iii)(D).

                  Class: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

                  Class A Certificates: The Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates.

                  Class A Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 50.60% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) and
(b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class A-1 Certificate: Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-1 Certificates as set forth herein.

                  Class A-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.150% per annum and (ii) thereafter, 0.300% per annum.

                  Class A-1 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-1 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class A-2 Certificate: Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-2 Certificates as set forth herein.

                  Class A-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.280% per annum and (ii) thereafter, 0.560% per annum.

                  Class A-2 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-2 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class A-3 Certificate: Any Certificate designated as a "Class A-3 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-3 Certificates as set forth herein.

                  Class A-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.380% per annum and (ii) thereafter, 0.760% per annum.

                  Class A-3 Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-3 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class B-IO Certificate: Any Certificate designated as a "Class B-IO Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-IO Certificates herein.

                  Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.07(b), note 3, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed in accordance with Section 5.07(e)) with respect to the Class B-IO Certificates on prior Distribution Dates.

                  Class M Certificates: The M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates.

                  Class M-1 Certificate: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein.

                  Class M-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.700% per annum and (ii) thereafter, 1.050% per annum.

                  Class M-1 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the related Class M-1 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 64.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-2 Certificate: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein.

                  Class M-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.850% per annum and (ii) thereafter, 1.275% per annum.

                  Class M-2 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 68.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-3 Certificate: Any Certificate designated as a "Class M-3 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein.

                  Class M-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.250% per annum and (ii) thereafter, 1.875% per annum.

                  Class M-3 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 76.30% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-4 Certificate: Any Certificate designated as a "Class M-4 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein.

                  Class M-4 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.550% per annum and (ii) thereafter, 2.325% per annum.

                  Class M-4 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution

Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 79.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-5 Certificate: Any Certificate designated as a "Class M-5 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein.

                  Class M-5 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.750% per annum and (ii) thereafter, 2.625% per annum.

                  Class M-5 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-5 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-5 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 82.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-6 Certificate: Any Certificate designated as a "Class M-6 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein.

                  Class M-6 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.750% per annum and (ii) thereafter, 2.625% per annum.

                  Class M-6 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-6 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4 Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-6 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 85.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class M-7 Certificate: Any Certificate designated as a "Class M-7 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-7 Certificates as set forth herein.

                  Class M-7 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.750% per annum and (ii) thereafter, 2.625% per annum.

                  Class M-7 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

                  Class M-7 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-4

Certificates (after taking into account distributions of the Class M-4 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-5 Certificates (after taking into account distributions of the Class M-5 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-6 Certificates (after taking into account distributions of the Class M-6 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-7 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 88.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized loss Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

                  Class P Certificates: Any Certificated designated as a "Class P Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class P Certificates herein.

                  Class P Reserve Account: The reserve account established and maintained by the Securities Administrator pursuant to Section 4.08.

                  Class R-1 Certificate: Any Certificate designated as a "Class R-1 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificate as set forth herein.

                  Class R-2 Certificate: Any Certificate designated as a "Class R-2 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificate as set forth herein.

                  Class R-X Certificate: Any Certificate designated as a "Class R-X Certificate" on the face thereof, in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of the residual interest in REMIC III and representing the right to the Percentage Interest of distributions provided for the Class R-X Certificate as set forth herein.

                  Closing Date:  February 15, 2007.

                  Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount, not to exceed the related Servicing Fee, to be applied by the related Servicer pursuant to the related Servicing Agreement to the payment of a Prepayment Interest Shortfall on such Mortgage Loan or by the Master Servicer pursuant to Section 5.02 hereof.

                  Corporate Trust Office: The designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, Floor 4W, New York, New York 10286 Attention: Worldwide Securities Services/Structured Finance Services--BSABS Series 2007-1, or at such other address as the Trustee may designate from time to time. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, BSABS 2007-1, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, BSABS 2007-1.

                  Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class P Certificates, Class B-IO Certificates and Residual Certificates), (i) the interest accrued on the Certificate Principal Balance, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy, minus, to the extent allocated to such Class, (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest, and (b) any shortfalls resulting from application of the Relief Act or similar state laws during the related Due Period. For purposes of calculating Current Interest for any such Class, amounts specified in clause (ii) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Certificates, pro rata, based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

                  Custodial Agreement: The Custodial Agreement, dated as of February 15, 2007, among the Trustee, the Depositor, the Master Servicer, the Servicers and the Custodian thereunder, as amended or supplemented from time to time, in substantially the form of Exhibit K hereto.

                  Custodian: Wells Fargo Bank, N.A., as custodian and agent for the Trustee with respect to the Mortgage Loans and related Mortgage Files held by Wells Fargo Bank, N.A. pursuant to the Custodial Agreement

                  Cut-off Date:  The close of business on January 1, 2007.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments received prior to the Cut-off Date and, except with respect to any Simple Interest Loans, scheduled payments of principal due on or before the Cut-off Date, whether or not received but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. The aggregate Cut-Off Date Principal Balance of the Mortgage Loans is $159,429,902.62.

                  Defaulting Party : As defined in the Swap Agreement.

                  Definitive Certificates:  As defined in Section 6.06.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

                  Delinquency Event: A Delinquency Event shall have occurred and be continuing if at any time, (x) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 61 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment period) equals or exceeds (y) 18.00% of the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount (after taking into account distribution of the Principal Distribution Amount on such Distribution Date) as a percentage of the sum of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period).

                  Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  Denomination: With respect to the Certificates, the amount set forth on the face thereof as, in the case of an Offered Certificate, the "Initial Principal Balance of this Certificate," and, in the case of a Class B-IO Certificate, as the "Initial Principal Balance (Notional) of this Certificate."

                  Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

                  Depositor Information:   As defined in Section 3.18(b).

                  Depository: The initial Depository shall be DTC, the nominee of which is Cede, or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement between the Trust and the initial Depository, dated February 14, 2007, substantially in the form of Exhibit I.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to any Distribution Date and Servicer, the date specified in the related Servicing Agreement.

                  Distribution Account: The separate Eligible Account created and maintained by the Paying Agent pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in February 2007.

                  DTC: The Depository Trust Company, or its successors in interest.

                  Due Date: As to any Mortgage Loan (other than a Simple Interest Loan), the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note, and with respect to any Simple Interest Loans, the last day of the immediately preceding Prepayment Period, if its Scheduled Payment is due during such Prepayment Period.

                  Due Period: With respect to any Distribution Date and any Mortgage Loan (other than any Simple Interest Loan), the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs, and with respect to any Simple Interest Loans, the calendar month immediately preceding the month in which such Distribution Date occurs.

                  Early Principal Payment Amount: With respect to any Distribution Date the lesser of (a) the Certificate Principal Balance of the Class M-7 Certificates on such Distribution Date, after taking into account distributions of principal and Extra Principal Distribution Amount made pursuant to Section 5.04(a)(ii) and clause fourth of Section 5.04(a)(i), and (b) 100% of the remaining Excess Cashflow after the distributions set forth in clauses first through seventh under Section 5.04(a)(iii).

                  Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating, respectively (or, if S&P is a Rating Agency, in its highest long-term and one of its two highest short-term ratings, respectively,) at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Securities Administrator or the Master Servicer.

                  EMC:  EMC Mortgage Corporation, a Delaware corporation.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificate: Each Class of Certificates other than the Class A Certificates.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Cashflow: With respect to any Distribution Date, an amount, if any, equal to the sum of (a) the Excess Overcollateralization Amount and (b) the Remaining Excess Spread, in each case for such Distribution Date.

                  Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

                  Excess Overcollateralization Amount: With respect to any Distribution Date, the lesser of (i) Principal Funds and (ii) the excess, if any, of the Overcollateralization Amount over the Specified
Overcollateralization Amount for such Distribution Date.

                  Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) Interest Funds for such Distribution Date over (ii) the sum of (a) Current Interest on the Certificates and (b) Interest Carry Forward Amounts on the Class A Certificates for such Distribution Date.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Specified Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

                  Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association), or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

                  Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

                  Fitch:  Fitch Ratings.

                  Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

                  Gross Margin: With respect to each Mortgage Loan that bears an adjustable rate of interest, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap, each as applicable) the Mortgage Rate until the next succeeding Interest Adjustment Date.

                  Indemnified Persons: The Trustee, the Master Servicer, the Sponsor, the Depositor, the Custodian and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

                  Index: With respect to each Mortgage Loan that bears an adjustable rate of interest, the index set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, by reference to which the related Mortgage Rate will be adjusted from time to time.

                  Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

                  Initial Overcollateralization Amount:  $8,927,902.62.

                  Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any such insurance policies.

                  Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that such Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and exclusive of Subsequent Recoveries.

                  Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

                  Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class P Certificates, the Class B-IO Certificates and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

                  Interest Determination Date: With respect to each Adjustable Rate Certificate, for the first Accrual Period, February 13, 2007, and with respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest Funds: For any Distribution Date (i) the sum, without duplication, of the following amounts: (a) all interest received during the related Due Period with respect to the Mortgage Loans less the related Servicing Fee, and Master Servicing Fee referred to in clause (ii) of the definition thereof, (b) all Advances relating to interest with respect to the Mortgage Loans made on or prior to the related Master Servicer Advance Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted pursuant to the related Servicing Agreement or this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest), (e) all amounts relating to interest with respect to each related Mortgage Loan repurchased by the Sponsor pursuant to Sections 2.02, 2.03 and 3.20, and (f) all amounts in respect of interest paid by EMC pursuant to Section 10.01, in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement, minus (ii) the sum of (a) all amounts relating to interest reimbursed pursuant to Sections 4.05 and (b) any Net Swap Payments or Swap Termination Payments not due to a Swap Provider Trigger Event owed to the Swap Administrator for payment to the Swap Provider.

                  Interest Rate Adjustment Date: With respect to each Mortgage Loan that bears an adjustable rate of interest, the date set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, on which the related Mortgage Rate is subject to adjustment.

                  Interest Rate Cap: For any Distribution Date and the Adjustable Rate Certificates, the excess of (A) the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted to reflect the accrual of interest based on the actual number of days elapsed in the related Accrual Period divided by 360, over (B) the sum of (1) the Net Swap Payment payable to the Swap Provider, and (2) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the related Due Date prior to giving effect to any reduction in the Stated Principal Balances of the Mortgage Loans on such Due Date, multiplied by 12.

                  Latest Possible Maturity Date: For the Offered Certificates, the Class P Certificates, the Class B-IO Certificates and the Residual Certificates, the Distribution Date in January 2037, which is the Distribution Date in the month following the latest maturing mortgage loan. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I, REMIC II and REMIC III shall be the Latest Possible Maturity Date.

                  LIBOR Business Day: Any day on which banks in the London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

                  Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified to the Master Servicer during the prior calendar month that it has received all amounts it expects to receive in connection with such liquidation.

                  Liquidation Period: With respect to a Distribution Date, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement in which any Liquidation Proceeds are collected and remitted on the related Servicer Remittance Date.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

                  Master Servicer: Wells Fargo Bank, N.A., a national banking association, in its capacity as master servicer hereunder, and its successors and assigns.

                  Master Servicer Advance Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

                  Master Servicer Information:   As defined in Section 3.18(b).

                  Master Servicing Fee: For any Distribution Date, the sum of
(i) all income and gain, net of losses, realized from any investment of funds in the Distribution Account since the prior Distribution Date and (ii) with respect to each Mortgage Loan, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage

Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs.

                  Master Servicing Fee Rate: For each Distribution Date, 1/12th of 0.035% per annum of the aggregate principal balance of the mortgage loans as of the first day of the month immediately preceding such Distribution Date.

                  Maximum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

                  Minimum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

                  MOM Loan: Any Mortgage Loan as to which, at origination thereof, MERS acts as the mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.05.

                  Moody's:  Moody's Investors Service, Inc.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

                  Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian on behalf of the Trustee to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the

Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund. The term Mortgage Loan shall not include any Liquidated Loan.

                  Mortgage Loan Purchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

                  Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement. The initial Mortgage Loan
Schedule is attached hereto as Exhibit B and sets forth the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the Servicer thereof;

                  (iii) the Mortgage Rate in effect as of the Cut-off Date; (iv) the Master Servicing Fee Rate;

                  (v) the related Servicing Fee Rate;

                  (vi) the Net Mortgage Rate in effect as of the Cut-off Date;

                  (vii) the stated maturity date;

                  (viii) the original principal balance;

                  (ix) the stated original term;

                  (x) the next payment date as of the Cut-off Date;

                  (xi) the monthly payment as of the Cut-off Date;

                  (xii) the remaining term as of the Cut-off Date;

                  (xiii) the property type;

                  (xiv) if it is a first or second lien on the related Mortgaged Property;

                  (xv) if applicable, that such Mortgage Loan is a Balloon Loan;

                  (xvi) whether interest accrues at a fixed rate, and otherwise, the applicable Index (with respect to adjustable rate Mortgage Loans);

                  (xvii) the Gross Margin, if applicable;

                  (xviii) the intervals between Interest Adjustment Dates, if applicable;

                  (xix) the next succeeding Interest Adjustment Date, if applicable, as of the Cut-off Date;

                  (xx) the Periodic Rate Cap, if applicable;

                  (xxi) the Minimum Lifetime Mortgage Rate, if applicable;

                  (xxii) the Maximum Lifetime Mortgage Rate, if applicable;

                  (xxiii) the Combined Loan-to-Value Ratio as of the Cut-off
         Date;

                  (xxiv) [Reserved];

                  (xxv) the Cut-off Date Principal Balance;

                  (xxvi) if applicable, that such Mortgage Loan is a Simple Interest Loan;

                  (xxvii) if applicable, that such Mortgage Loan provides for negative amortization; and

the MIN with respect to each Mortgage Loan registered on the MERS(R) System.

Such schedule shall also set forth the total of the amounts described under
(xxv) above for all of the Mortgage Loans.

                  Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

                  Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

                  Mortgaged Property: The underlying property securing a Mortgage Loan.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the related Servicing Fee Rate and the Master Servicing Fee Rate.

                  Net Swap Payment: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

                  NIM Issuer: Any entity established as the issuer of NIM Securities.

                  NIM Securities: Any debt securities secured or otherwise backed by some or all of the Non-Offered Certificates.

                  NIM Trustee:  The trustee for any NIM Securities.

                  Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

                  Non-Offered Certificates: Any of the Class P Certificates, the Class B-IO Certificates or the Residual Certificates.

                  Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds or otherwise.

                  Notional Amount: With respect to each Distribution Date and Swap Agreement, the notional amount for the related calculation period as set forth in the related schedule set forth in the Swap Agreement.

                  Offered Certificates: The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates.

                  Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, EMC or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Sponsor, the Securities Administrator, the Master Servicer and/or the Trustee, as the case may be, as required by this Agreement.

                  One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Certificates bearing interest based on One-Month LIBOR shall, in the absence of manifest error, be conclusive and binding.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 7.05 or 11.01, or the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Optional Termination: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 10.01 hereof.

                  Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans, and the Appraised Value of all REO Properties, at the time of repurchase is equal to or less than 10% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

                  Original Value: The value of the property underlying a Mortgage Loan based on an appraisal.

                  Originator: Any of the entities which either originated or acquired a Mortgage Loan and transferred such Mortgage Loan to the Sponsor.

                  OTS:  The Office of Thrift Supervision.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

         (a) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

         (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Certificate Registrar pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

                  Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period), over (ii) the sum of the Certificate Principal Balances of the Offered Certificates (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates) on such Distribution Date.

                  Overcollateralization Floor: For any date of determination,
(a) prior to the distribution date in February 2027, an amount equal to 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (b) on or after February 2027, an amount equal to the greater of (1) 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (2) the sum of (i) the aggregate outstanding principal balance of the Mortgage Loans, in each case, as of the last day of the related Due Period, with an original term to maturity of greater than 360 months, and (ii) 0.10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

                  Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Pass-Through Rate: With respect to each Class of Certificates, other than the Class P Certificates, the Class B-IO Certificates and the Residual Certificates, the applicable interest rate for each such Class as set forth in Section 6.01, subject to the Interest Rate Cap. The Class P Certificates, the Class B-IO Certificates and the Residual Certificates do not accrue interest and do not have a Pass-Through Rate.

                  Paying Agent: The Securities Administrator and any successor paying agent appointed hereunder.

                  Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

                  Periodic Rate Cap: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to a Mortgage Rate on each Interest Adjustment Date in accordance with its terms, regardless of the change in the applicable Index.

                  Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee, the Securities Administrator and the Master Servicer in their commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

                  (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

                  (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                  (viii) interests in any money market fund (including any such fund managed or advised by the Trustee, the Master Servicer, the Securities Administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such fund (and, so long as S&P is a Rating Agency, the long term ratings must be either AAAm or AAAm-G), if so rated, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

                  (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee, the Securities Administrator or the Master Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

                  (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Distribution Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

                  Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International

Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

                  Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Prepayment Charge Loan: Any Mortgage loan for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class P Certificates are entitled, as indicated on the Mortgage Loan Schedule.

                  Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Prepayment Period, or that became a Liquidated Loan during the prior calendar month (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.20 or 10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or Liquidation Proceeds) exceeds
(ii) the amount of interest paid or collected in connection with such Principal Prepayment or such Liquidation Proceeds.

                  Prepayment Period: With respect to any Distribution Date, the period that is provided in the related Servicing Agreement.

                  Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

                  Principal Distribution Amount: With respect to any each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date minus (z) any Excess Overcollateralization Amount for such Distribution Date.

                  Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication of (a) all scheduled principal (or with respect to any Simple Interest Loans, actual principal) collected during the related Due Period, (b) all Advances (except with respect to any Simple Interest Loans) relating to principal made on or before the Master Servicer Advance Date, (c) Principal Prepayments exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Sponsor pursuant to Sections 2.02, 2.03 or 3.20, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) amounts in respect of principal paid by the Depositor pursuant to Section 10.01 and (g) all Liquidation Proceeds collected during the related Liquidation Period (to the extent such Liquidation Proceeds relate to principal), less all non-recoverable Advances relating to principal reimbursed during the related Liquidation Period and all Subsequent Recoveries received during the related Liquidation Period and minus (ii) the sum of (a) all amounts relating to principal or not allocable to either interest or principal reimbursed pursuant to Section 4.05, and (b) any Net Swap Payments or Swap Termination Payments not due to a Swap Provider Trigger Event owed to the Swap Administrator for payment of the Swap Provider, to the extent not paid from Interest Funds for the related Distribution Date and to the extent remaining unpaid from any previous Distribution Date.

                  Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.20 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer or the applicable Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

                  Prospectus Supplement: The Prospectus Supplement dated February 14, 2007 relating to the public offering of the Offered Certificates, as amended or supplemented.

                  Protected Account: An account established and maintained by each Servicer with respect to receipts on the Mortgage Loans and REO Property serviced by such Servicer in accordance with the related Servicing Agreement.

                  Protected Party:  As defined in Section 7.04 hereof.

                  PUD:  A Planned Unit Development.

                  Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Sponsor pursuant to Section 2.02 or 2.03 hereof or (y) that the Sponsor has a right to purchase pursuant to Section 3.20 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to Certificateholders plus (iii) in the case of a repurchase of such Mortgage Loan resulting from breach of the representation or warranty contained in Section 2.03(b)(vii)(Q) or 2.03(b)(vii)(S), any costs or damages incurred by the Trust in connection with the violation by such Mortgage Loan of any predatory or abusive lending law, reduced by (iv) any portion of the Servicing Fee, Servicing Advances and Advances payable to the purchaser of the Mortgage Loan.

                  Rating Agency: Each of S&P and Moody's. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                  Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan.

                  Realized Loss Period: With respect to a Distribution Date, the monthly or other related period preceding such Distribution Date described in the related Servicing Agreement pursuant to which any Realized Losses are determined with respect to such Distribution Date.

                  Realized Loss Event: A Realized Loss Event will be deemed to have occurred if the aggregate of Realized Losses (reduced by the aggregate amount of Subsequent Recoveries) from the Closing Date through the last day of the related Realized Loss Period with respect to the Mortgage Loans, as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, exceed for Distribution Dates occurring:

        DISTRIBUTION DATE                                   LOSS PERCENTAGE
        -----------------                                   ---------------
        February 2010 through January 2011..............         4.40%
        February 2011 through January 2012..............         6.50%
        February 2012 through January 2013..............         7.75%
        February 2013 and each month thereafter.........         8.00%

                  Record Date: With respect to each Class of Certificates (except the Adjustable Rate Certificates) and (a) the first Distribution Date, the Closing Date, and (b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, so long as such Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

                  Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Adjustable Rate Certificates on such Interest

Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates which bear an adjustable rate of interest on such Interest Determination Date.

                  Reference Banks: Barclays Bank PLC, Citibank, N.A. and Deutsche Bank AG, provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Sponsor, the Master Servicer or any affiliate thereof and (iii) which have been designated as such by the Trustee.

                  Regular Certificate: Any Certificate other than a Residual Certificate.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act: The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

                  Remaining Excess Spread: With respect to any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

                  REMIC I: The segregated pool of assets described in Section 5.07(a).

                  REMIC I Certificates: The REMIC I Regular Interests and the Class R-1 Certificate.

                  REMIC I Regular Interests: As defined in Section 5.07(b).

                  REMIC II: The segregated pool of assets consisting of the REMIC I regular interests and constituting a REMIC hereunder.

                  REMIC II Certificates: The REMIC II Regular Interests and the Class R-2 Certificate.

                  REMIC II Regular Interests: As defined in Section 5.07(c).

                  REMIC III: The segregated pool of assets consisting of the Class B-IO Certificates and the Class P Certificates, and constituting a REMIC hereunder.

                  REMIC III Certificates: The REMIC III Regular Interests and the Class R-X Certificate.

                  REMIC III Regular Interests: As defined in Section 5.07(b).

                  REMIC Opinion: An Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC while any regular interest in any such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Report:  As defined in Section 4.05(c).

                  REO Property: A Mortgaged Property acquired by a Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Sponsor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) have a Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Combined Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;
(v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (vii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (viii) have the same lien priority as the Deleted Mortgage Loan; (ix) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (x) be current in payment of principal and interest as of the date of substitution; (xi) have payment terms that do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted; (xii) if the Deleted Mortgage Loan bears an adjustable rate of interest, have a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of the Deleted Mortgage Loan, have the same Index and interval between Interest Adjustment Dates, and a Minimum Lifetime Mortgage Rate no lower than that of such Deleted Mortgage Loan; and (xiii) comply with each representation and warranty set forth in Section 2.03 hereof.

                  Reportable Event:  As defined in Section 3.18(a)(ii).

                  Request for Release: The Request for Release to be submitted by the Sponsor, a Servicer or the Master Servicer to the Trustee and/or the Custodian, as appropriate, substantially in the form of Exhibit H. Each Request for Release furnished to the Trustee and/or the Custodian by the Sponsor, a Servicer or the Master Servicer shall be in duplicate and shall be executed by a Servicing Officer (or, if furnished electronically to the Trustee and/or Custodian, shall be deemed to have been sent and executed by a Servicing Officer) of the Sponsor, the Servicer or the Master Servicer, as applicable.

                  Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement or the related Servicing Agreement.

                  Residual Certificates: The Class R-1 Certificates and Class R-2 Certificates.

                  Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer with specific responsibility for the transaction contemplated hereby or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

                  Sarbanes-Oxley Certification: As defined in Section 3.18(a)(iii)(D).

                  Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securities Administrator: Wells Fargo Bank, N.A., in its capacity as securities administrator hereunder, and its successors and assigns.

                  Securities Administrator Fee: As to any Distribution Date, a fee payable to the Securities Administrator by the Master Servicer out of its own funds in such capacity as they may separately agree.

                  Securities Administrator Information: As defined in Section 3.18(b).

                  Senior Certificates:  The Class A Certificates.

                  Servicer: Each of EMC Mortgage Corporation and Wells Fargo Bank, N.A., in each case pursuant to the applicable Servicing Agreement, and their respective permitted successors and assigns.

                  Servicer Remittance Date: With respect to each Mortgage Loan and related Servicer, the date set forth in the related Servicing Agreement, when the related Servicer is required to remit funds in the related Protected Account to the Master Servicer.

                  Servicing Agreement: Any servicing agreement listed on
Schedule I hereto, including the related Assumption Agreement.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by a Servicer of its servicing obligations under the related Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from a Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under a Servicing Agreement or Section 3.09 hereof to cause insurance to be maintained.

                  Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by EMC, the Master Servicer, the Trustee and the applicable Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit L.

                  Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule under the heading "Servicing Fee."

                  Servicing Officer: Any officer of a Servicer or the Master Servicer involved in, or responsible for, the administration and servicing or master servicing of the Mortgage Loans, as to which evidence reasonably acceptable to the Custodian or the Trustee, as applicable, of due authorization, by such party has been furnished from time to time to the Custodian or the Trustee, as applicable.

                  Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Offered Certificates to the Swap Agreement.

                  Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an percentage equal to the Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of the Offered Certificates, prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

                  Simple Interest Loan: A Mortgage Loan that provides for daily accrual of interest and is identified as such on the Mortgage Loan Schedule. None of the Mortgage Loans is a Simple Interest Loan.

                  Specified Overcollateralization Amount: For each Distribution
Date:

                  (i) prior to the Stepdown Date, the sum of (a) 5.60% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, and (b) the Aggregate Early Principal Payment Amount for such Distribution Date,

                  (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the lesser of (a) the amount described in clause (i) above, and (b) the greater of (x) the excess of (1) 14.30% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period), over (2) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date, and (y) the Overcollateralization Floor; or

                  (iii) on and after the Stepdown Date, and if a Trigger Event is in effect, the Specified Overcollateralization Amount for the immediately preceding Distribution Date (after taking into account any distributions of principal made with respect to the Class M-7 Certificates pursuant to clause eighth of Section 5.04(a)(iii)).

                  Sponsor: EMC, in its capacity as seller of the Mortgage Loans to the Depositor.

                  Startup Day: The startup day, within the meaning of Section 860G(a)(9), for each REMIC formed hereunder shall be the Closing Date.

                  Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof, minus the sum of (i) the principal portion of the Scheduled Payments due (or, with respect to any Simple Interest Loans, the principal portion of payments actually received) with respect to such Mortgage Loan during each related Due Period ending prior to such Distribution Date (and other than with respect to any Simple Interest Loans irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the related Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan, that were received by the related Servicer prior to or during the related Liquidation Period, and (iii) any Realized Losses on such Mortgage Loan incurred during the related Realized Loss Period. The Stated Principal Balance of a Liquidated Loan equals zero.

                  Stepdown Date: The later to occur of (i) the Distribution Date in February 2010 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount such Distribution Date divided by the sum of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Realized Loss Period and prepayments received during the related Prepayment Period) is greater than or equal to 49.40%.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee or the Securities Administrator.

                  Subordinate Certificates: The Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates.

                  Subsequent Recovery: The recovery of any amount (including the release of surplus funds held to cover expenses) in respect of a Liquidated Loan after a Realized Loss has been allocated with respect thereto to one or more Classes of Offered Certificates.

                  Sub-Servicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer or that is engaged by the Master Servicer or Securities Administrator, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

                  Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

                  Successor Master Servicer: The meaning ascribed to such term pursuant to Section 8.01.

                  Swap Account: The separate trust account created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement.

                  Swap Administration Agreement: The swap administration agreement, dated February 15, 2007, between the Swap Administrator and the Trustee pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments.

                  Swap Administrator: The Securities Administrator in its capacity as swap administrator under the Swap Agreement, and its successors and assigns.

                  Swap Agreement: The Swap Agreement between the Swap Provider and the Trustee, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit N.

                  Swap Payment: With respect to each Distribution Date, the payment, if any, required to be made to the Swap Administrator for the benefit of the Trust Fund pursuant to the terms of the Swap Agreement by the Swap Provider, which payment shall not take into account any Swap Termination Payment.

                  Swap Provider: Bear Stearns Financial Products Inc., and its successors and assigns.

                  Swap Provider Trigger Event: With respect to any Distribution Date, (i) an "Event of Default" under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a "Termination Event" under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or (iii) an "Additional Termination Event" under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

                  Swap Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

                  Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

                  Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

                  Transfer Affidavit:  As defined in Section 6.02(c).

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

                  Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event exists if either a Delinquency Event or a Realized Loss Event shall have occurred and be continuing.

                  Trust or Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due (or in the case of any Simple Interest Loan, received) with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Distribution Account, the Swap

Account, the Class P Reserve Account and the Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) the Servicing Agreements and Assumption Agreements; (vi) rights under the Swap Agreement and (vii) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

                  Trustee Fee: As to any Distribution Date, a fee payable to the Trustee by the Master Servicer out of its own funds in such amount as they may separately agree.

                  Unpaid Applied Realized Loss Amount: As of any Distribution Date, and each Class of Offered Certificates, the excess of (i) the Applied Realized Loss Amount for such Class over (ii) the sum of all distributions on such Class in reduction of the Applied Realized Loss Amount and any Subsequent Recoveries allocated to such Class, in each case, on all previous Distribution Dates.

                  Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 97% to the Certificates (other than the Class P, Class B-IO and Residual Certificates),
(ii) 1% to the Class P Certificates, (iii) 1% to the Class B-IO Certificates, and (iv) 1% to the Residual Certificates, with the allocation among the Offered Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each Class of Offered Certificates, and among the Class P Certificates, the Class B-IO Certificates and Residual Certificates, in accordance with their respective Percentage Interests.

                  WFB: Wells Fargo Bank, N.A., in its capacity as a Servicer of the Mortgage Loans and its successors and assigns in such capacity.

                                  ARTICLE II.

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

         Section 2.01 Conveyance of Trust Fund.

                  The Sponsor hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Sponsor in and to the assets in the Trust Fund.

                  The Sponsor has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

                  The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  In connection with any such transfer and assignment, the Depositor has delivered to or caused to be delivered to, and deposited with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of "The Bank of New York, as Trustee for certificateholders, of Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1, without recourse", or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank and, in each case, showing to the extent available to the Sponsor an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee,

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form),

                  (iii) unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "The Bank of New York, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1" or in blank,

                  (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Sponsor , with evidence of recording thereon,

                  (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and

                  (vi) originals or copies of all available assumption, modification or substitution agreements, if any;

                  provided, however, that the assignment of the Mortgage to the Trustee will not be required to be submitted for recording with respect to any Mortgage Loan: (a) if the Trustee and the Custodian shall have received an Opinion of Counsel addressed to the Trustee to the effect that the recordation of the assignment to the Trustee of the Mortgage securing a particular Mortgage Note is not necessary to perfect the security interest of the Trustee in such Mortgage, (b) such recordation is not required by the Rating Agencies or (c) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Sponsor and its successors and assigns;

                  and provided, further, however, that in lieu of the foregoing, the Depositor may deliver, or cause to be delivered, the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the applicable Servicer or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver, or cause to be delivered, a lost note affidavit (or a blanket lost note affidavit covering some or all of the Mortgage Loans in Exhibit J) and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may cause the Sponsor to, and the Sponsor shall, (i) deposit or cause to be deposited on the Closing Date all amounts paid in respect of such Mortgage Loans (to the extent required to be remitted by the related Servicers pursuant to their Servicing Agreements) into the Distribution Account or (ii) deliver to the Custodian on the Closing Date a certification of an authorized officer of the Sponsor stating that the Sponsor will deposit or cause to be deposited all such amounts on or before Business Day immediately preceding the first Distribution Date, in which case the Sponsor shall so deposit or cause to be deposited such amounts into the Distribution Account on or before such Business Day immediately preceding the first Distribution Date.

                  In the case of the documents referred to in clause (x) above, the Depositor shall deliver, or cause to be delivered, such documents to the Custodian promptly after they are received. The Sponsor shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date. In the event that the Sponsor, the Depositor or the Master Servicer gives written notice to the Trustee (a) that recording of the assignment of the Mortgage to the Trustee is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (b) a court recharacterizes the sale of the Mortgage Loans as a financing, or (c) as a result of any change in or amendment to the laws of a State in which recording was not effected or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Sponsor shall submit or cause to be submitted for recording as specified above or, should the Sponsor fail to perform such obligations, the Trustee shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust pursuant to Section
9.05. In the event a Mortgage File is released to the Master Servicer or a Servicer as a result of the Master Servicer's or a Servicer's having completed a Request for Release, the Trustee shall, if not so completed, complete, or cause the Custodian to complete, the assignment of the related Mortgage in the manner specified in clause (iii) above.

                  In connection with the assignment of any Mortgage Loans registered on the MERS(R) System, the Sponsor further agrees that it will cause, at the Sponsor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Sponsor to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee, (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans and (c) a code that provides the Custodian with access to such Mortgage Loans. The Sponsor further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  Since the mortgage loans permitted to be purchased pursuant to this Agreement are limited to (i) the Mortgage Loans purchased hereunder on the Closing Date and (ii) any Replacement Mortgage Loans purchased hereafter pursuant to the provisions of this Agreement, and the Sponsor has made the representations and warranties contained herein with respect to all such Mortgage Loans, including the representations and warranties contained in
Section 2.03(b)(vii)(Q) and (S) of this Agreement, that, as of the Closing Date or date of substitution, as applicable, no Mortgage Loan is a "high cost home", "covered", "high risk home" or "predatory" loan under any applicable federal, state or local law, it is agreed and understood by the Depositor, the Sponsor and the Trustee that it is not intended that any mortgage loan be purchased hereunder that is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002, a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act of 2004 or a "High-Cost Home Loan" as defined in the Indiana High Cost Home Loan Law of 2005.

         Section 2.02 Acceptance of the Mortgage Loans.

                  (a) The Trustee acknowledges receipt based on receipt by the Custodian of, subject to the further review and the exceptions the Custodian notes pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Custodian pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through the Custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to the Custodian on its behalf in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the

Custodian will deliver to the Sponsor, the Depositor and the Trustee an initial certification in the form annexed as Exhibit One to the Custodial Agreement confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date, the Custodian agrees pursuant to the Custodial Agreement, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Sponsor, the Depositor and to the Trustee an interim certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Custodian on behalf of the Trustee will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). In performing any such review, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Custodian shall include such information in the exception report attached to such interim certification. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section
2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor fails to correct or cure the defect or deliver such opinion within such period, the Sponsor will, subject to
Section 2.03, within 90 days from the notification of the Custodian purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (b) No later than 180 days after the Closing Date, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Sponsor, the Depositor and to the Trustee, a final certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Custodian will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Custodian has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). If the Custodian finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Custodian shall note such defect in the exception report attached to the final certification and shall promptly notify the Sponsor. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Sponsor shall, subject to Section 2.03, within 90 days from the notification of the Custodian, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan, if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

                  (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Sponsor shall remit the applicable Purchase Price to the Paying Agent for deposit in the Distribution Account and shall provide written notice to the Paying Agent and Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Distribution Account and receipt of a Request for Release, the Trustee will release or notify the Custodian which, upon receipt of such notice from the Trustee, shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Sponsor, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Distribution Account was made or if the Custodian is then acting, the date on which notice of the deposit of the Purchase Price into the Distribution Account was received by the Custodian from the Trustee. The Trustee shall promptly notify the Rating Agencies of such repurchase. The obligation of the Sponsor to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

                  (d) The Sponsor shall deliver to the Trustee or upon its direction to the Custodian, and the Trustee agrees to accept or to cause the Custodian to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

                  (e) Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer has otherwise fulfilled its respective obligations under this Agreement, the Trustee, or the Custodian acting on its behalf, shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

     Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Sponsor.

                  (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee as follows, as of the Closing Date:

                  (i) It is duly organized and is validly existing and in good standing as a national banking association organized under the laws of the United States, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or
         (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) It or one or more of its affiliates is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

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

                  (v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.
         (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

                  (b) The Sponsor hereby represents and warrants to the Depositor, the Securities Administrator, the Master Servicer and the Trustee as follows, as of the Closing Date:

                  (i) The Sponsor is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Sponsor in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (ii) The Sponsor has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Sponsor the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (iii) The execution and delivery of this Agreement by the Sponsor, the sale of the Mortgage Loans by the Sponsor under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Sponsor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Sponsor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Sponsor is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Sponsor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor; and the Sponsor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Sponsor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) The Sponsor is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

                  (v) No litigation is pending or, to the best of the Sponsor's knowledge, threatened, against the Sponsor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Sponsor to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor of, or compliance by the Sponsor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Sponsor has obtained the same.

                  (vii) With respect to each Mortgage Loan as of the Closing Date (unless otherwise expressly provided):

                           (A) the information set forth in the Mortgage Loan
                  Schedule hereto is true and correct in all material respects;

                           (B) immediately prior to the transfer to the
                  Depositor, the Sponsor was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Sponsor has full right and authority to sell or assign the same pursuant to this Agreement;

                           (C) each Mortgage Loan at the time it was made
                  complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory, abusive and fair lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

                           (D) there is no monetary default existing under any
                  Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Sponsor, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                           (E) the terms of the Mortgage Note and the Mortgage
                  have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or will be recorded, if necessary, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

                           (F) no selection procedure reasonably believed by the
                  Sponsor to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

                           (G) each Mortgage is a valid and enforceable first or
                  second lien (as applicable) on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                           (H) there is no mechanics' lien or claim for work,
                  labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in xiii below;

                           (I) there was no delinquent tax or assessment lien
                  against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                           (J) there is no valid offset, defense or counterclaim
                  to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                           (K) the physical property subject to any Mortgage is
                  free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

                           (L) the Mortgaged Property and all improvements
                  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                           (M) a lender's title insurance policy (on an ALTA or
                  CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Sponsor's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Sponsor and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements;

                           (N) at the time of origination, each Mortgaged
                  Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

                           (O) the improvements on each Mortgaged Property
                  securing a Mortgage Loan are insured (by an insurer which is acceptable to the Sponsor) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or
                  (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

                           (P) each Mortgage Loan constitutes a "qualified
                  mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and
                  (9) without reliance on the provisions of Treasury Regulation
                  Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of
                  Section 860G(a)(3)(A) of the Code and Treasury Regulation
                  Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                           (Q) none of the Mortgage Loans are (a) loans subject
                  to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part
                  226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).;

                           (R) the information set forth in Schedule A of the
                  Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

                           (S) no Mortgage Loan (a) is a "high cost loan" or
                  "covered loan" as applicable (as such terms are defined in the version of Standard & Poor's LEVELS(R) Glossary in effect as of the date hereof, Appendix E, attached hereto as Exhibit 6 or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

                           (T) each Mortgage Loan was originated in accordance
                  with the underwriting guidelines of the related originator;

                           (U) each original Mortgage has been recorded or is in
                  the process of being recorded in accordance with the requirements of Section 2.01 this Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                           (V) the related Mortgage File contains each of the
                  documents and instruments listed in Section 2.01 this Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

                           (W) the Mortgage Loans are currently being serviced
                  in accordance with accepted servicing practices; and

                           (X) with respect to each Mortgage Loan that has a
                  prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Sponsor and each prepayment penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated, and such prepayment penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan.

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

                  (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(vii) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Sponsor hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(vii), that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release. For purposes of this section, any breach of a representation or warranty set forth in paragraphs
(Q) and (S) of Section 2.03(b)(vii), shall be deemed to materially and adversely affect the interests of the Certificateholders in the related Mortgage Loan. The Sponsor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Sponsor shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties in Section 2.03(b)(vii) that are made to the best of the Sponsor's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Sponsor, the Securities Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty, the Sponsor shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

                  With respect to any Replacement Mortgage Loan or Loans, the Sponsor shall deliver to the Trustee for the benefit of the Certificateholders such documents and agreements as are required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Sponsor. For the month of substitution, except with respect to any Simple Interest Loans, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period (and with respect to any Simple Interest Loans, payments of principal actually received during such Due Period) and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the

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

Trustee and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b)(vii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Distribution Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Custodian on behalf of the Trustee shall release to the Sponsor the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment as have been prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Sponsor, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For any month in which the Sponsor substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution, except the actual payment received with respect to any Simple Interest Loans) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be remitted to the Securities Administrator for deposit into the Distribution Account by the Sponsor delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

                  In the event that the Sponsor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Distribution Account pursuant to Section 4.04 on the Determination Date for the Distribution Date in the month following the month during which the Sponsor became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Custodian on behalf of the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Sponsor, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Sponsor to any Mortgage Loan purchased pursuant to this Section
2.03. It is understood and agreed that the obligation under this Agreement of the Sponsor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor respecting such breach available to Certificateholders, the Depositor or the Trustee.

                  In connection with any repurchase or substitution of a Mortgage Loan or the cure of a breach of a representation or warranty set forth in Section 2.02 or this Section 2.03, the Sponsor shall promptly furnish to the Securities Administrator and the Trustee an officer's certificate, signed by a duly authorized officer of the Sponsor to the effect that such repurchase,

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

substitution or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such repurchase, substitution or cure have been satisfied, including the delivery to the Securities Administrator of the Purchase Price or Substitution Adjustment Amount, as applicable, for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, on which the Securities Administrator and the Trustee may rely. Solely for purposes of the Securities Administrator providing an Assessment of Compliance, upon receipt of such documentation, the Securities Administrator shall approve such repurchase, substitution or cure as applicable, and which approval shall consist solely of the Securities Administrator's receipt of such documentation and deposits.

                  (d) The representations and warranties set forth in Section
2.03 hereof shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Trustee for the benefit of the Certificateholders.

         Section 2.03.(A) Assignment of Interests in the Servicing Agreements.

                  To the extent not provided for in the related Assumption Agreements, the Sponsor hereby assigns to the Depositor who concurrently with the execution and delivery of this Agreement assigns to the Trustee, on behalf of the Certificateholders, all of their respective right, title and interest in the Servicing Agreements and, if applicable, the Assumption Agreements, including but not limited to the Sponsor's rights pursuant to the Servicing Agreements (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies); provided that the Sponsor shall retain the right to terminate a Servicer, other than EMC as a Servicer, without cause to the extent set forth in the related Servicing Agreement.

         Section 2.04 Representations and Warranties of the Depositor.

                  The Depositor hereby represents and warrants to the Master Servicer, the Securities Administrator and the Trustee as follows, as of the date hereof and as of the Closing Date:

                  (i) The Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                  (ii) The Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not
         (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

                  (vi) The Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirements for the past 90 days.

                  The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Sponsor, the Depositor had good title to the Mortgage Loans free and clear of all liens, claims and encumbrances, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

                  It is understood and agreed that the representations and warranties set forth in the immediately preceding paragraph shall survive delivery of the Mortgage Files to the Custodian on behalf of the Trustee to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

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

         Section 2.05 Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

                  (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Sponsor delivers to the Trustee, with a copy to the Custodian, an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of REMIC I, REMIC II or REMIC III or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee, with a copy to the Custodian, of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

                  (b) Upon discovery by the Depositor, the Sponsor, the Master Servicer, the Custodian or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Sponsor, at the Sponsor's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee shall reconvey to the Sponsor the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

         Section 2.06 Authentication and Delivery of Certificates.

                  The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and the Certificate Registrar has authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

         Section 2.07 Covenants of the Master Servicer.

                  The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee as follows:

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

                  (a) it shall comply in the performance of its obligations under this Agreement;

                  (b) no written information, certificate of an officer, statement furnished in writing (other than annual compliance certificates and annual accountants' reports of the Servicers delivered by the Master Servicer pursuant to Section 3.18) or written report prepared by the Master Servicer pursuant to this Agreement and delivered, the case of the Master Servicer, to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (c) it shall (in the case of the Master Servicer, only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 2.08 Lost Mortgage Notes Indemnity.

                  With respect to each Mortgage Loan for which the Sponsor has delivered a lost note affidavit in lieu of an original Mortgage Note, the Sponsor does hereby agree to defend, indemnify, and hold harmless the Trust Fund and the Trustee, from and against any and all losses or damages, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed), incurred as a result of (i) the inability to enforce the related Mortgage Note according to its terms, (ii) any claim, demand, suit, cause of action or proceeding by a third party arising out of a Servicer's, the Master Servicer's or the Trustee's inability to enforce the related Mortgage Note according to its terms due to the lack of an original Mortgage Note, or (iii) the inability to receive any related Insurance Proceeds, Liquidation Proceeds or other amounts due to the lack of an original Mortgage Note. Upon demand from a Servicer, the Master Servicer or the Trustee, the Sponsor shall remit to the Master Servicer for deposit into the Distribution Account all amounts constituting lost principal with respect to such Mortgage Loan to be treated as a Principal Prepayment, and reimburse such Servicer, the Master Servicer or the Trustee, as applicable, for all costs and expenses incurred in connection with such lost Mortgage Note.

         Section 2.09 Purposes and Powers of the Trust.

                  The purpose of the common law trust, as created hereunder, is to engage in the following activities:

                  (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

                  (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

                  (c) to make payments on the Certificates;

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

                  (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing more than 50% of the aggregate voting rights of the Certificates.

                                  ARTICLE III.

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

         Section 3.01 The Master Servicer.

                  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each such Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each such Servicer and shall cause each such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each such Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to such Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in
Section 5.04(c) and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each such Servicer to its Protected Account pursuant to the applicable Servicing Agreement.

                  In addition to the foregoing, in connection with a modification of any Mortgage Loan by a Servicer, if the Master Servicer is unable to enforce the obligations of such Servicer with respect to such modification, the Master Servicer shall notify the Depositor of such Servicer's failure to comply with the terms of the related Servicing Agreement. If the related Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in the related Servicing Agreement have been satisfied. Furthermore, if the related Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the related Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that such Servicer is not complying with such timeframes and/or other requirements.

         Section 3.02 REMIC-Related Covenants.

                  For as long as each REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee shall comply with any directions of the Sponsor, the Depositor, any Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, addressed to the Trustee and prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to a Servicing Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

         Section 3.03 Monitoring of Servicers.

                  (a) The Master Servicer shall be responsible for reporting to the Securities Administrator, the Depositor and the Sponsor the non-compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each such Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that any such Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Sponsor, the Depositor and the Trustee thereof and the Master Servicer (or EMC, if the activities relate to WFB as Servicer) shall issue such notice or take such other action as it deems appropriate.

                  (b) Subject to the preceding paragraph, the Master Servicer, on behalf of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and, in the event that any such Servicer fails to perform its obligations in accordance with the related Servicing Agreement, then either EMC (if such defaulting Servicer is WFB) or the Master Servicer (if such defaulting Servicer is any Servicer other than WFB), shall terminate the rights and obligations of the defaulting Servicer thereunder and act as successor servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor servicer selected by either EMC (if the defaulting Servicer is WFB) or by the Master Servicer (if the defaulting Servicer is any Servicer other than

WFB) (which new Servicing Agreement shall, in any case, have terms generally in accordance with the terms of the terminated Servicing Agreement); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as contemplated by subsection (c) below, the Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Without limiting the generality of the foregoing, WFB shall reimburse EMC for all Termination Costs associated with a termination of WFB as Servicer. To the extent that any Termination Costs with respect to WFB, are not fully and timely reimbursed by WFB, EMC shall be entitled to reimbursement of such Termination Costs from its Protected Account.

                  (c) EMC shall reimburse the Master Servicer for the costs and expenses of the Master Servicer related to the termination of EMC as a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of EMC as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement. To the extent that any Termination Costs with respect to a terminated Servicer pursuant to the related Servicing Agreement are not fully and timely reimbursed by such terminated Servicer, the Master Servicer shall be entitled to reimbursement of such Termination Costs from the Distribution Account.

                  (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assumption Agreement. In addition, the Master Servicer shall enforce the obligation of each Servicer to comply with any limitations on modifications of the applicable Mortgage Loans set forth in the applicable Servicing Agreement and related Assumption Agreement, including any percentage limitation on the related Mortgage Loans that may be subject to a modification, to the extent the Master Servicer is notified in writing of any such modification by a Servicer, and any limitations on reimbursements for any Advance or Servicing Advance made in connection with a modification of a related Mortgage Loan which have been added to the Stated Principal Balance of such Mortgage Loan, to the extent that the related Servicer reports any such reimbursement to the Master Servicer. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with an Assessment of Compliance and Attestation Report pursuant to
Section 3.18.

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

                  (e) If the Master Servicer or EMC assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer that it replaces.

         Section 3.04 [Reserved].

         Section 3.05 Power to Act; Procedures.

                  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of such Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of the related Servicing Agreement, including any related Assumption Agreement. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering it or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable it to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the use or misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                  The Trustee and the Securities Administrator shall each execute and deliver to related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property;
(ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or related Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or related Mortgage or otherwise available at law or equity.

         Section 3.06 Due-on-Sale Clauses; Assumption Agreements.

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

                  To the extent provided in the applicable Servicing Agreement, for any Mortgage Loans that contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with such applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         Section 3.07 Release of Mortgage Files.

                  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will, or if it does not, the Master Servicer may, if required under the applicable Servicing Agreement, promptly furnish to the Custodian on behalf of the Trustee two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer (as successor servicer) or the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited or escrowed) and shall request that the Custodian on behalf of the Trustee deliver to the Master Servicer or the applicable Servicer, as appropriate, the related Mortgage File. Upon receipt of such certification and request, the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Master Servicer or the applicable Servicer, as appropriate, and neither the Custodian nor the Trustee shall have any further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer and each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian on behalf of the Trustee shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer

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exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian on behalf of the Trustee, to the Servicer or the Master Servicer.

     Section 3.08 Documents, Records and Funds in Possession of the Master Servicer To Be Held for Trustee.

             (a) The Master Servicer and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, in accordance with the applicable Servicing Agreement, to be delivered to the Trustee or the Custodian. Any funds received by the Master Servicer or a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to, in the case of the Master Servicer, the Master Servicer's right to retain or withdraw from the Distribution Account the Master Servicing Fee and other amounts provided in this Agreement and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and, to the extent provided in the applicable Servicing Agreement, shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

             (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

     Section 3.09 Maintenance of Hazard Insurance.

             (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained hazard insurance in accordance with the provisions of the related Servicing Agreement.


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


             (b) Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any Insurance Policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.05. Any cost incurred by the Master Servicer or any such Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.05.

     Section 3.10 Presentment of Claims and Collection of Proceeds.

             The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such Insurance Policies shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.

             (a) The Master Servicer shall not take, or authorize any Servicer, to the extent such action is prohibited under the applicable Servicing Agreement, to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best efforts to cause each such Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance applicable to each Mortgage Loan in accordance with the provisions of the related Servicing Agreement. The Master Servicer shall not, and shall not authorize any Servicer, to the extent required under the related Servicing Agreement, to cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of the related Servicing Agreement.

             (b) The Master Servicer agrees to present, or to cause each Servicer to the extent required under the related Servicing Agreement to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section



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4.01, any amounts collected by the Master Servicer or any such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.05.

     Section 3.12 Custodian to Retain Possession of Certain Insurance Policies and Documents.

             The Custodian shall, on behalf of the Trustee, retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Custodian, on behalf of the Trustee, shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, on behalf of the Trustee, upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

     Section 3.13 Realization Upon Defaulted Mortgage Loans.

             The Master Servicer shall cause each Servicer to the extent required under the related Servicing Agreement, to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the terms of the applicable Servicing Agreement, including any related Assumption Agreement.

     Section 3.14 Compensation for the Servicers and the Master Servicer.

             Servicing compensation in the form of any prepayment charges and penalties (other than the Prepayment Charges with respect to the Prepayment Charge Loans), assumption fees, tax service fees, fees for statement of account payoff or late payment charges collected by any Servicer shall be retained by such Servicer and shall not be remitted to the Master Servicer for deposit in the Distribution Account. In accordance with Sections 4.05, the Master Servicer shall be entitled to pay itself the Master Servicing Fee in respect of remittances from Servicers prior to deposit in the Distribution Account or to withdraw such portion of the Master Servicing Fee from the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. Pursuant to Article IV, all income and gain realized from any investment of funds in the Distribution Account shall be for the benefit of the Master Servicer.

     Section 3.15 REO Property.

             (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the


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Trustee, or to its nominee, on behalf of the Certificateholders. The Master
Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause such applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

             (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property into the related Protected Account.

             (c) The Master Servicer and such applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     Section 3.16 Annual Statement as to Compliance.

             The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) to the Depositor, the Securities Administrator and the Trustee not later than March 15th of each calendar year beginning in 2008, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligations of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver a similar Annual Statement of Compliance by that Servicer to the Depositor, the Securities Administrator and the Trustee as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated by the Master Servicer, the Securities Administrator or a Servicer to a Subservicer or Subcontractor, each such entity shall cause such Subservicer or Subcontractor (and with respect to each Servicer, the Master Servicer shall enforce the obligation of such Servicer to the extent required under the related Servicing Agreement) to deliver a similar Annual Statement of Compliance by such Subservicer or Subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the related Servicer (as the case may be).

             Failure of the Master Servicer to comply with this Section 3.16 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the



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written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Trustee at the written direction of the Depositor shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

             In the event the Master Servicer, the Securities Administrator, any Servicer or any subservicer or subcontractor engaged by either such party is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement in the case of a Servicer, a subservicer or subcontractor, as the case may be, such party shall provide an Annual Statement of Compliance pursuant to this Section 3.16 or to the related section of such other applicable agreement, as the case may be, as to the performance of its obligations with respect to the period of time it was subject to this Agreement or any other applicable agreement, as the case may be, notwithstanding any such termination or resignation.

     Section 3.17 Assessments of Compliance and Attestation Reports (a).

             Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Master Servicer, the Securities Administrator and the Custodian (to the extent set forth in this Section and the Custodial Agreement) (each, an "Attesting Party") shall deliver (or otherwise make available) to the Master Servicer, the Securities Administrator, the Depositor and the Trustee on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

             (a) A statement by an authorized officer of such Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

             (b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

             (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such


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period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

             (d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

             (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

             Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the related Attesting Party.

             On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Master Servicer, the Depositor, the Securities Administrator and the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

             The Master Servicer shall enforce the obligation of each Servicer to deliver to the Securities Administrator, the Master Servicer, the Trustee and the Depositor, as applicable, an Assessment of Compliance and Attestation Report as and when provided in the related Servicing Agreement. Each of the Master Servicer and the Securities Administrator shall cause, and the Master Servicer shall enforce the obligation (as and when provided in the related Servicing Agreement) of each Servicer to cause, any Subservicer and each Subcontractor (to the extent such Subcontractor is determined by the related Servicer, the Master Servicer or the Securities Administrator, as applicable, to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB) that is engaged by such Servicer, the Master Servicer or the Securities Administrator, as applicable, to deliver to the Securities Administrator, the Master Servicer, the Depositor and the Trustee an Assessment of Compliance and Attestation Report as and when provided above. Such Assessment of Compliance, as to any Subservicer or Subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer" to the extent such Subservicer or Subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any Subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.


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             The Custodian (to the extent set forth in the Custodial Agreement)
shall deliver to the Master Servicer, the Securities Administrator, the Depositor and the Trustee an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian". Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by the Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.

             Failure of the Master Servicer to comply with this Section 3.17 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer's rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, constitute a default and at the written direction of the Depositor, the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

             In the event the Master Servicer, the Securities Administrator, the Custodian, the Servicer or any subservicer or subcontractor engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of the Agreement, the related Custodial Agreement, or any other applicable agreement in the case of a Servicer, subservicer or subcontractor, as the case may be, such party shall provide an Assessment of Compliance and cause to be provided an Attestation Report pursuant to this
Section 3.17 or to the related section of such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

     Section 3.18  Reports Filed with Securities and Exchange Commission.(a)(i)

             (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as


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




described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

             (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to
Section 3.18(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

             (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar day after the Distribution
Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.05. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no".



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The Securities Administrator shall be entitled to rely on the representations in
Section 2.04(vi) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

             (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                      (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to Section 3.18(a)(iv) below to provide, and the Master Servicer will enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

                      (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight



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mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one (1) Business
Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 11.05. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

             (iii) (A) Within 90 days after the end of each fiscal year of the Trust, with respect to which the Trust is subject to the Exchange Act reporting requirements, or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Subservicer or Subcontractor, as applicable, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for each Servicer, the Master Servicer, each Subservicer and Subcontractor participating in the servicing function, the Securities Administrator and the Custodian, as described under Section 3.17, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm


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attestation report for the Master Servicer, each Servicer, the Securities
Administrator, each Subservicer, each Subcontractor, as applicable, and the Custodian, as described under Section 3.17, and (B) if any registered public accounting firm attestation report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and
(IV) a Sarbanes-Oxley Certification as described in Section 3.18(a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to
(I) through (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

                      (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth in Exhibit O shall be required to provide, and the Master Servicer shall enforce the obligations of each Servicer (to the extent provided in the related Servicing Agreement) to provide, pursuant to Section 3.18(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

                      (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.18(a)(v)(B). Promptly (but no later than one
(1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be



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contacted as set forth in Section 11.05. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on the representations in Section 2.04(vi) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.18(a)(iii) and (iv) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.16 and Section
3.17. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from a party's failure to deliver, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                      (D) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause each Servicer, and any Subservicer or Subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit M-1, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. In addition, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit M-2; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 11.05.

             (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in
Section 3.18(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit P. Each of the Master Servicer, the Sponsor, the Securities Administrator and the


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Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) of each Servicer to notify and provide, to the extent known to the Master Servicer, the Sponsor, the Securities Administrator and the Depositor, all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit O as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

             Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Swap Provider to that effect. The Depositor shall request from the Swap Provider any information required under Regulation AB to the extent required under the Swap Agreement. The Depositor will be obligated pursuant to the Swap Agreement to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Swap Provider is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

             So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Trustee or of any proceedings of the type described under
Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section
3.18. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Swap Provider or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Swap Provider or the Custodian change, the Depositor shall promptly notify the Trustee.

             (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                      (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to


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be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.18(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party's failure to deliver on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

             The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement or the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

             (b) The Securities Administrator shall indemnify and hold harmless the Depositor, EMC and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under Sections 3.16, 3.17 and 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual



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Statement of Compliance, any Assessment of Compliance or any Additional
Disclosure provided by the Securities Administrator on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Securities Administrator pursuant to Section 3.16, 3.17 or 3.18 (the "Securities Administrator Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

             The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.16, 3.17 and 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Securities Administrator and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 3.18 (the "Depositor Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Certificates, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

             The Master Servicer shall indemnify and hold harmless the Securities Administrator, EMC and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.16, 3.17 and
3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any Subservicer or Subcontractor engaged by the Master Servicer pursuant to Section 3.16, 3.17 or 3.18 (the "Master Servicer Information"), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and



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not to any other information communicated in connection with the Certificates, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

             If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 3.18(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

             The indemnification provisions set forth in this Section 3.18(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

             (c) Failure of the Master Servicer to comply with this Section 3.18 (including with respect to the timeframes required herein) shall, constitute an Event of Default, and at the written direction of the Depositor the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.18 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 8-K, 10-D or 10-K, shall, at the written direction of the Depositor, constitute a default and the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 3.18(d), the Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in
Section 9.05. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from any party's failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.


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             (d) Notwithstanding the provisions of Section 11.01, this Section
3.18 may be amended without the consent of the Certificateholders.

             (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this Section 3.18, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

     Section 3.19  [Reserved].

     Section 3.20  Optional Purchase of Defaulted Mortgage Loans.

             Beginning on the first Business Day of the Fiscal Quarter immediately following the date on which a Mortgage Loan has become at least 91 days delinquent, EMC, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee, with a copy to the Master Servicer and the applicable Servicer) to purchase for its own account from the Trust Fund any such Mortgage Loan at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Distribution Account, and the Trustee, upon receipt of a Request for Release from EMC, shall release or cause the Custodian to release to EMC, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by EMC, in each case without recourse, representation or warranty as shall be necessary to vest in EMC any Mortgage Loan released pursuant hereto and EMC shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. EMC shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, any such optional right of repurchase by EMC hereunder with respect to a delinquent Mortgage Loan shall, if unexercised, terminate on the earlier of (i) the date on which such delinquency has been cured or (ii) the last Business Day of such Fiscal Quarter immediately following the date on which such Mortgage Loan became 91 days delinquent, provided however, that such optional right of repurchase shall be reinstated if (a) in the case of clause (i), the related Mortgage Loan shall thereafter again have become 91 or more days delinquent and (b) in the case of clause (ii), such delinquency shall have been subsequently cured and the related Mortgage Loan shall thereafter again become 91 or more days delinquent in any subsequent Fiscal Quarter. In either event, the purchase option shall again become exercisable on the first day of the Fiscal Quarter immediately following the date on which the related Mortgage Loan again becomes at least 91 days delinquent.

     Section 3.21 [Reserved]

     Section 3.22 Intention of the Parties and Interpretation.

             Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor, the Depositor, the Securities Administrator and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that
(a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder


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will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV.

                                    ACCOUNTS

     Section 4.01  Protected Accounts.

             (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Accounts shall be deposited daily (or as of such other time specified in the related Servicing Agreement) all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from such Servicer's own funds (less Servicing Fees as permitted by such applicable Servicing Agreement in the case of any such Servicer) and all other amounts to be deposited in the Protected Account pursuant to the related Servicing Agreement.

             (b) [Reserved].

             (c) Subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as successor servicer to a Servicer), or shall cause the related Servicer to withdraw or shall cause to be withdrawn from the Protected Accounts and immediately remit or cause to be remitted to the Securities Administrator for deposit into the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

             (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

             (ii) full Principal Prepayments with respect to such Mortgage Loans in the related Prepayment Period and any Liquidation Proceeds and Subsequent Recoveries received by the Servicers with respect to such Mortgage Loans during the related period


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     set forth in the respective Servicing Agreement, net of the amount thereof comprising the Servicing Fees;

             (iii) partial Principal Prepayments received by the Servicers for such Mortgage Loans in the related Prepayment Period; and

             (iv) any amount to be used as an Advance and any payments of Compensating Interest.

     Section 4.02 [Reserved].

     Section 4.03 [Reserved].

     Section 4.04  Distribution Account.

              (a) The Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Securities Administrator will deposit in the Distribution Account, as identified by the Securities Administrator and as received by the Securities Administrator, the following:
(i) Any amounts withdrawn from a Protected Account and remitted to the Master Servicer for deposit to the Distribution Account pursuant to Section 4.01(c);

             (ii) Any Advances and any payments of Compensating Interest which were not deposited in a Protected Account;

             (iii) Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

             (iv) The Purchase Price with respect to any Mortgage Loans purchased by the Sponsor pursuant to Sections 2.02, 2.03 or 3.20;

             (v) Any amounts required to be deposited with respect to losses on investments of deposits in the Distribution Account; and

             (vi) Any other amounts received by or on behalf of the Master Servicer or the Trustee and required to be deposited in the Distribution Account pursuant to this Agreement.

             (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv), (vi), (vii), (viii),
(ix) and (xi) need not be remitted by the Securities Administrator (or remitted to the


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Securities Administrator by the related Servicer) for deposit to the
Distribution Account. In the event that the Securities Administrator shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

             (c) The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in a financial institution located in the State of the Corporate Trust Office or in the State of New York, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent, the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent, the Trustee or the Master Servicer). The amount at any time credited to the Distribution Account shall be
(i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Paying Agent in such Permitted Investments, or deposited in demand deposits with such depository institutions, as directed in writing by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

     Section 4.05 Permitted Withdrawals and Transfers from the Distribution Account.

             (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withheld from the Distribution Account in accordance with Section 4.04(b), and in the case of amounts due to any Servicer to those not withdrawn from its Protected Account in accordance with the related Servicing Agreement):

             (i) to reimburse the Master Servicer or any Servicer for any Advance, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this



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     purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation
     Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

          (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged not covered by any Insurance Policy, including any hazard insurance or in connection with the liquidation of such Mortgage Loan;

          (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan; provided that the related Servicer shall not be entitled to reimbursement for liquidation expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection (a) to such Servicer; and (ii) such liquidation expenses were not included in the computation of such Excess Liquidation Proceeds;

          (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.05(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

          (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this subsection (a) as servicing compensation;

          (vi) to reimburse the Master Servicer or any Servicer for unreimbursed Servicing Advances made pursuant to the applicable Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such Servicing Advances were made;

          (vii) to reimburse the Master Servicer or any Servicer for any unreimbursed Advance or any Servicing Advance, from collections, after a Realized Loss has been allocated with respect to the related Mortgage Loan, if the Advance or Servicing Advance has not been reimbursed pursuant to clause (i) or (vi);

          (viii) to pay any Master Servicing Fee not previously reimbursed or withheld by the Master Servicer from funds prior to distribution in the Distribution Account;


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          (ix) to reimburse the Master Servicer, the Trustee, the Custodian, the
     Sponsor or the Securities Administrator for their respective expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.03, 7.04, 9.05 and 11.02, as applicable;

          (x) to pay to the related Servicer, as additional compensation, any Excess Liquidation Proceeds with respect to a Mortgage Loan to the extent not retained by the related Servicer;

          (xi) from collections, to reimburse or pay any Servicer or the Master Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

          (xii) from collections, to reimburse the Trustee, the Securities Administrator, the Swap Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

          (xiii) to remove amounts deposited in error;

          (xiv) notwithstanding any other provision of this Section 4.05(a), from collections with respect to principal only, to reimburse a Servicer for the interest portion of any Advances and any Servicing Advances made in connection with a Mortgage Loan modified pursuant to the related Servicing Agreement, to the extent that such portion of Advances or Servicing Advances have been added to the Stated Principal Balance of the Mortgage Loan during the related Due Period;

          (xv) to make distributions to the Swap Administrator for payment to the Swap Provider as provided in this Agreement; and

          (xvi) to clear and terminate the Distribution Account pursuant to
     Section 10.01.

             (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (xii), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.04(b).

             (c) On or before 5:00 p.m. Central time on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver to the Securities Administrator with respect to all Mortgage Loans, a report in the form of a computer readable magnetic tape (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) containing such data and information, as agreed to by the Master Servicer and the Securities Administrator such as to permit the Securities Administrator to prepare the Monthly Statement to Certificateholders and to direct the Paying Agent in writing to make the required distributions for the related Distribution Date (the "Remittance Report"). On each Distribution Date, based solely on the applicable Remittance Report, the Paying Agent shall


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distribute Interest Funds and Principal Funds in the Distribution Account to the
Holders of the Certificates in accordance with Section 5.04(a).

     Section 4.06  The Swap Agreement.

             (a) The Depositor hereby directs the Trustee to execute and deliver the Swap Administration Agreement and the Swap Agreement (and any tax certification in connection therewith) and to make the representations required therein, and authorizes the Trustee to perform its obligations thereunder on behalf of the Trust Fund in accordance with the terms of the Swap Agreement. Amounts payable on any Distribution Date by the Trust to the Swap Provider under the Swap Agreement shall be paid on such Distribution Date by the Paying Agent to the Swap Administrator for distribution to the Swap Provider as provided therein and herein. Amounts paid on any Distribution Date by the Swap Provider to the Swap Administrator under the Swap Agreement shall be paid on such Distribution Date by the Swap Administrator to the Paying Agent for distribution to the Offered Certificateholders as provided herein. Neither the Trustee, the Securities Administrator nor the Paying Agent in their respective individual capacities shall have any responsibility for any of the undertakings, agreements or representations with respect to the Swap Agreement or the Swap Administration Agreement, including, without limitation, for making any payments thereunder.

             (b) It is acknowledged and agreed that the Person serving as Securities Administrator hereunder shall also serve as Swap Administrator under the Swap Administration Agreement and the Swap Agreement. The Swap Administrator is hereby directed to execute and deliver the Swap Administration Agreement, to make the representations required therein, and to perform its obligations thereunder. The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of the Swap Provider in making such payment to the Swap Administrator. The Swap Administrator shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by the Swap Administrator of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Swap Administrator's negligence, willful misconduct or fraud. The Trustee shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by any party of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Trustee's negligence, willful misconduct or fraud. Any Person appointed as successor securities administrator pursuant to Section 9.08 shall also be required to serve as successor Swap Administrator under the Swap Agreement and the Swap Administration Agreement.

             (c) Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event) payable by the Trust to the Swap Provider pursuant to the Swap Agreement shall be deducted from Interest Funds, and to the extent of any such remaining amounts due, from Principal Funds prior to any distributions to the related Certificateholders. On or before each Distribution Date, such amounts will be remitted by the Paying Agent to the Swap Administrator, first to make any Net Swap Payment



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owed to the Swap Provider pursuant to the Swap Agreement for such Distribution
Date, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date. For federal income tax purposes, such amounts paid to the Swap Administrator on each Distribution Date shall first be deemed paid to the Swap Administrator in respect of the Class B-IO Certificates to the extent of the amount distributable on such Class B-IO Certificates on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Administrator in respect of the Class B-IO Distribution Amount. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth under
Section 5.04(a)(iii) clause (seventh).

             (d) On or before each Distribution Date, Net Swap Payments payable by the Swap Provider to the Swap Administrator pursuant to the Swap Agreement will be deposited by the Swap Administrator into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Paying Agent for distribution to the Offered Certificates in the following order of priority:

          (i) first, to each Class of Class A Certificates, pro rata, to pay Current Interest and any Interest Carry Forward Amount to the extent due to the allocation thereto of the interest portion of a Realized Loss, to the extent not fully paid pursuant to Section 5.04(a)(i) clause (first);

          (ii) second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, to pay Current Interest to the extent not fully paid pursuant to Section 5.04(a)(i) clause (second) and any Interest Carry Forward Amount to the extent of the allocation thereto of the interest portion of a Realized Loss;

          (iii) third, to pay first to each Class of Class A Certificates, pro rata, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, any Basis Risk Shortfall Carry Forward Amounts on such Certificates for such Distribution Date; and

          (iv) fourth, to pay as principal to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as part of the Extra Principal Distribution Amount, payable in the same manner and priority as set forth under Section 5.04(a)(ii), to the extent that the Overcollateralization Amount is reduced below the Overcollateralization Target Amount as a result of related Realized Losses, until the Overcollateralization Target Amount has been reached.

          Any amounts remaining in the Swap Account after the distributions described in clauses first through fourth above will be distributed by the Swap Administrator in accordance with the provisions of the Swap Administration Agreement.


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             (e) The Swap Account, which is created and maintained by the Swap
Administrator pursuant to the Swap Administration Agreement, will be part of the Trust but not part of any REMIC created hereunder and any payments to the Offered Certificates of Swap Payments will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The beneficial owner of the Swap Account is identified, and other matters relating to the Swap Account are addressed in the Swap Administration Agreement.

     Section 4.07 [Reserved].

     Section 4.08 Class P Reserve Account.

             (a) No later than the Closing Date, the Securities Administrator shall establish and maintain in the name of the holders of the Class P Certificates, the Class P Reserve Fund as a segregated trust account. On the Closing Date, the Depositor shall deposit $100 into the Class P Reserve Account, which amount shall be transferred to the Distribution Account for distribution to the Class P Certificates on the initial Distribution Date. Funds on deposit in the Class P Reserve Account shall be held in trust by the Securities Administrator for the holders of the Class P Certificates. The Class P Reserve Account will not represent an interest in any REMIC.

             (b) Any amount on deposit in the Class P Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Securities Administrator shall withdraw the amount then on deposit in the Class P Reserve Account and deposit such amount into the Distribution Account to be distributed to the Holders of the Class P Certificates in accordance with
Section 5.04(a)(iv). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in Section 10.01 and (y) the Business Day prior to the Distribution Date occurring in June 2010, the Securities Administrator shall withdraw the amount on deposit in the Class P Reserve Account, deposit such amount into the Distribution Account and distribute such amount to the Class P Certificates on such Distribution Date in accordance with Section 5.04(a)(iv) and, following such withdrawal, the Class P Reserve Account shall be closed.

             (c) The Class P Reserve Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMICs.

                                   ARTICLE V.

                           DISTRIBUTIONS AND ADVANCES
                             BY THE MASTER SERVICER

     Section 5.01 Advances.

             Except with respect to any Simple Interest Loans, for which no Advances of principal are required to be made, if the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and failed to make such Advance, in full or in part, the Master Servicer, in its capacity as successor servicer (or any other successor to the Servicer, or EMC, in its capacity as successor servicer, if the defaulting servicer is WFB) will make such Advance, to the extent not otherwise paid by the related Servicer, for deposit into the



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Distribution Account. Each such Advance shall be remitted to the Distribution
Account no later than 1:00 p.m. Central time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

             In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may cause to be made an appropriate entry in its records relating to the Distribution Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Distribution Account, no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

             The Master Servicer shall be entitled to be reimbursed from the Distribution Account or the Distribution Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.05. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 5.01.

             Subject to and in accordance with the provisions of Article VIII hereof, in the event of a failure by the Master Servicer to make an Advance pursuant to this Section 5.01, then EMC, as Successor Master Servicer, shall be obligated to make such Advance, and if EMC, as Successor Master Servicer, fails to make such Advance, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance.

     Section 5.02 Compensating Interest Payments.

             The Master Servicer shall deposit into the Distribution Account, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the aggregate amount of Compensating Interest required to be paid by a Servicer pursuant to the related Servicing Agreement for such Distribution Date, that is not so paid by such Servicer; provided that such amount with respect to all Servicers in the aggregate, shall not exceed the Master Servicing Fee for such Distribution Date; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement in respect of any such payment.

     Section 5.03 REMIC Distributions.


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             On each Distribution Date the Securities Administrator, shall allocate distributions to the REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests, in accordance with Section 5.07 hereof.

     Section 5.04  Distributions.

             (a) On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses (i), (ii) and (iii) below:

          (i) The Paying Agent shall apply Interest Funds for such Distribution Date as follows:

                                   first, from remaining Interest Funds, to each
                           Class of Class A Certificates, Current Interest and then any Interest Carry Forward Amount for each such Class, pro rata, based on the amounts of Current Interest and Interest Carry Forward Amount, as applicable, due to each such Class;

                                   second, from remaining Interest Funds, to the
                           Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates sequentially, in that order, Current Interest for each such Class;

                                   third, any Excess Spread, to the extent
                           necessary to meet a level of overcollateralization equal to the Specified Overcollateralization Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount; and

                                   fourth, any Remaining Excess Spread will be
                           added to any Excess Overcollateralization Amount and will be included in Excess Cashflow and applied as described under clause (iii), below.

             On any Distribution Date, any shortfalls on mortgage loans resulting from the application of the Relief Act or similar state laws, and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates and Residual Certificates, and thereafter, to the Current Interest payable to the Certificates on such Distribution Date, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

          (ii) The Paying Agent shall apply the Principal Distribution Amount for such Distribution Date as follows:

               (A) For each Distribution Date (i) prior to the Stepdown Date or
          (ii) on which a Trigger Event is in effect:



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                                   first, to the Class A-1 Certificates, the
                           Class A-2 Certificates and the Class A-3
                           Certificates, sequentially, in that order, in each case until the Certificate Principal Balance of each such Class is reduced to zero;

                                   second, to the Class M-1 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   third, to the Class M-2 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   fourth, to the Class M-3 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   fifth, to the Class M-4 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   sixth, to the Class M-5 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                                   seventh, to the Class M-6 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                                   eighth, to the Class M-7 Certificates, any
                           remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

                    (B) For each Distribution Date on or after the Stepdown
               Date, so long as a Trigger Event is not in effect:

                                    first, to the Class A-1 Certificates, the
                           Class A-2 Certificates and the Class A-3
                           Certificates, sequentially, in that order, the Class A Principal Distribution Amount, in each case until the Certificate Principal Balance of each such Class is reduced to zero;

                                    second, to the Class M-1 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    third, to the Class M-2 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and
                                    fourth, to the Class M-3 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    fifth, to the Class M-4 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    sixth, to the Class M-5 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                    seventh, to the Class M-6 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                                    eighth, to the Class M-7 Certificates, from
                           any remaining Principal Distribution Amount, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

                    (iii) The Paying Agent shall apply the sum of any Excess
               Cashflow on each Distribution Date as follows:

                                    first, to each Class of Class A
                           Certificates, any unpaid Interest Carry Forward Amount for each such Class of Certificates and Distribution Date, pro rata, to the extent not paid pursuant to paragraph first of clause (i) above and not covered by the amounts paid to the Trust pursuant to the Swap Agreement and the Swap Administration Agreement;

                                    second, from the sum of any remaining Excess
                           Cashflow, to each Class of Class A Certificates, pro rata, an amount equal to any Unpaid Applied Realized Loss Amount for each such Class and Distribution Date;

                                    third, from the sum of any remaining Excess
                           Cashflow, to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, an amount equal to any Interest Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement;

                                    fourth, from the sum of any remaining Excess
                           Cashflow, to the Basis Risk Reserve Fund, and therefrom to each Class of Class A Certificates, pro rata, any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement;

                                    fifth, from the sum of any remaining Excess
                           Cashflow, to the Basis Risk Reserve Fund, and therefrom to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, an amount equal to any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under the Swap Agreement and the Swap Administration Agreement.

                                    sixth, from the sum of any remaining Excess
                           Cashflow, first to each Class of Class A
                           Certificates, pro rata, and then to Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                                    seventh, from the sum of any remaining
                           Excess Cashflow, to the Swap Administrator for payment to the Swap Provider, the amount of any Swap Termination Payment resulting from a Swap Provider Trigger Event not previously paid;

                                    eighth, to the Class M-7 Certificates, the
                           Early Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance thereof is reduced to zero;

                                    ninth, from the sum of any remaining Excess
                           Cashflow, to the Class B-IO Certificates, the Class B-IO Distribution Amount; and

                                    tenth, any remaining amounts to the Residual
                           Certificates, based on the related REMIC in which such amounts remain.

             (iv) On each Distribution Date, all amounts transferred from the Class P Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Paying Agent to the Holders of the Class P Certificates and shall not be available for distribution to the Holders of any other Class of Certificates.

             (b) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Paying Agent shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Paying Agent at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

             (c) The Securities Administrator shall deliver a Remittance Report to the Paying Agent on or before 2:00 p.m. Eastern time on the Business Day immediately preceding each Distribution Date.

     Section 5.05  Allocation of Realized Losses.

             Any Realized Losses with respect to the Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in
Section 5.04 in reduction of the Certificate Principal Balance of the Class or Classes of Certificates as provided in the definition of Applied Realized Loss Amount.

             Any amounts distributed to the Class of Offered Certificates in respect of any Unpaid Applied Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

             If a Servicer or the Master Servicer receives a Subsequent Recovery in a Prepayment Period, it will be distributed on the following Distribution Date in accordance with the priorities described under Section 5.04(a). Additionally, the Certificate Principal Balance of each Class of Offered Certificates that had been reduced by the allocation of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess of the Unpaid Applied Realized Loss Amount for such Class immediately prior to that Distribution Date. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for an Interest Accrual Period preceding the Distribution Date on which such increase occurs.

     Section 5.06 Monthly Statements to Certificateholders.

             (a) Not later than each Distribution Date, the Securities Administrator shall prepare and deliver to the Trustee and the Swap Provider, and make available to each Holder of Certificates, the Trustee, the Rating Agencies, the Master Servicer, each Servicer and the Depositor, a statement setting forth for the Certificates:

               (i) the applicable Accrual Periods for calculating distributions and general Distribution Dates;

               (ii) total cash flows received and the general sources thereof;

               (iii) the related amount of the Master Servicing Fees paid to or retained by the Master Servicer and the Servicing Fees paid to or retained by each Servicer for the related Due Period;

               (iv) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all Scheduled Payments (except with respect to any Simple Interest Loans) of principal included therein (and with respect to any Simple Interest Loans, the amount of principal actually received included therein), and (C) the Extra Principal Distribution Amount included therein (if any);

               (v) the amount of such distribution to holders of the Adjustable Rate Certificates allocable to interest and the portion thereof, if any, provided by the Swap Agreement;

               (vi) any Interest Carry Forward Amounts, and any Basis Risk Shortfall Carry Forward Amounts for each Class of Adjustable Rate Certificates (if any);

               (vii) the Certificate Principal Balance of the Adjustable Rate Certificates before and after giving effect to all distributions of principal and allocation of Applied Realized Loss Amounts in reduction of Certificate Principal Balance for such Distribution Date and the allocation of any Subsequent Recoveries to increase the Certificate Principal Balance for such Distribution Date and the aggregate Certificate Principal Balance of the Adjustable Rate Certificates after all such distributions and allocations;

               (viii) the number and aggregate of the Stated Principal Balances of the Mortgage Loans on the related Due Date;

               (ix) the Pass-Through Rate for each Class of Adjustable Rate Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Interest Rate Cap;

               (x) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances);

               (xi) the number and Stated Principal Balance of any Mortgage Loans that were (a) Delinquent (exclusive of Mortgage Loans in foreclosure or that became Liquidated Mortgage Loans during the preceding calendar month) under the OTS method of calculation, (1) one scheduled payment , (2) two Scheduled Payments, and (3) three or more Scheduled Payments, and (b) for which foreclosure proceedings have been commenced, in each case as of the end of the preceding calendar month;

               (xii) the amount any Excess Cashflow;

               (xiii) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the preceding calendar month;

               (xiv) Whether a Stepdown Date has occurred and whether a Trigger Event is in effect;

               (xv) the total number and principal balance of any real estate owned, or REO, properties as of the end of the preceding calendar month;

               (xvi) the cumulative amount of Applied Realized Loss Amounts to date and the Unpaid Applied Realized Loss Amounts for each applicable Class of Offered Certificates after giving effect to the distribution of principal (including Subsequent Recoveries) and allocation of Applied Realized Loss Amounts on such Distribution Date;

               (xvii) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the Mortgage Loans;

               (xviii) the amount of any Net Swap Payment payable to the Trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Trust and any Swap Termination Payment payable to the Swap Provider;

               (xix) unless otherwise previously reported on Form 10-D, any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the related Due Period or that have become material over time;

               (xx) the Realized Losses during the related Realized Loss Period and the cumulative Realized Losses through the end of the related Realized Loss Period;

               (xxi) the amount of any Subsequent Recovery for such Distribution Date and the amount by which the Certificate Principal Balance of each Class of Offered Certificates was increased as a result thereof; and

               (xxii) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges on the Prepayment Charge Loans.

             The Securities Administrator may make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the Securities Administrator's website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders and the Swap Provider via the Trustee's internet website. The trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

             (b) The Securities Administrator's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers an the Swap Provider.

             (c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator will prepare and provide to EMC and, upon request, to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i) and (a)(ii) of this Section 5.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

             (d) Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

               (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of a REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

             The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

     Section 5.07 REMIC Designations and Allocations.

             (a) The Trustee shall elect that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Distribution Account, any REO Property, and any proceeds of the foregoing, but shall not include the Basis Risk Reserve Fund, the Class P Reserve Account, the Swap Agreement, the Swap Account and any rights or obligations in respect of the foregoing excluded assets.

             (b) (i) REMIC I will be evidenced by (x) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7 and Class I-Q (the "REMIC I Regular Interests"), which are hereby designated as the "regular interests" in REMIC I and will be uncertificated and non-transferable and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Certificate, the "REMIC I Certificates"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC I.

             Interest from the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC I Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class I-Q REMIC I Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests in the same proportions that the Turbo Amount is allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and will be accrued and added to principal on the Class I-Q REMIC I Regular Interest.

             Principal payments on the Mortgage Loans held by REMIC I shall be allocated 0.1% to the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests. The remaining 99.9% shall be allocated to the Class I-Q REMIC I Regular Interest. The aggregate amount of principal allocated to the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests shall be apportioned among such classes in the same proportions as principal is payable with respect to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively. Notwithstanding the above, principal payments on REMIC I Regular Interests that are attributable to an Overcollateralization Release Amount shall be allocated to the Class I-Q REMIC I Regular Interests.

             The REMIC I Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:


       REMIC I           Initial Principal     Pass-Through      Allocation
     Certificates           Balance ($)            Rate          of Interest
         I-A1           $    92,119                (1)             (2),(3)
         I-A2           $    16,166                (1)             (2),(3)
         I-A3           $    11,766                (1)             (2),(3)
         I-M1           $    11,240                (1)             (2),(3)
         I-M2           $    3,268                 (1)             (2),(3)
         I-M3           $    5,979                 (1)             (2),(3)
         I-M4           $    2,551                 (1)             (2),(3)
         I-M5           $    2,551                 (1)             (2),(3)
         I-M6           $    2,391                 (1)             (2),(3)
         I-M7           $    2,471                 (1)             (2),(3)
         I-Q            $    159,279,401           (1)             (2),(3)
         I-P            $    100                  N/A(4)             N/A
         R-1                    N/A               0%(5)            ---

---------------
         (1) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the weighted average of the Net Rates of the Mortgage Loans.

         (2) Except as provided in note (3) below, interest with respect to this REMIC I Regular Interest will be allocated among the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates in the same proportion as interest is payable with respect to those Certificates.

         (3) Any interest with respect to this REMIC I Regular Interest, in excess of the product of (i) 1,000 times the weighted average coupon of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7 and Class I-Q REMIC I Regular Interests, where each of Class I-A-1, Class I-A-2, Class I-A-3, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6 and Class I-M7 REMIC I Regular Interests is first subject to a cap and floor equal to the Pass-Through Rates of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, and the Class I-Q REMIC I Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of these REMIC I Regular Interests, will be allocated to the Class B-IO Certificates. However, the Class B-IO Certificates shall be subordinated to the extent provided in Section 5.04.

         (4) The Class I-P REMIC I Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of its Servicing Agreement.

         (5) On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-1 Certificate.

             (ii)  The Certificates designated in Section 6.01(a) below
(other than the Residual Certificates) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate. The terms of the REMIC II Regular Interests are set out in Section 5.04. The designations, initial principal amounts and Pass-Through Rates of the REMIC II Regular Interests are set out in Section 6.01.

             (iii)  REMIC III will be evidenced by (x) the REMIC III Class
B-IO Regular Interest and the REMIC III Class P Regular Interest, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC III and be entitled to receive amounts set forth in this
Section 5.07(b)(iii), and (y) the Class R-X Certificate, which is hereby designated as the single "residual interest" in REMIC III.

             The REMIC III Regular Interests and the Class R-X Certificate will have the following designations, initial balances and pass-through rates:

 Designations for REMIC III                         Initial Uncertificated            Uncertificated
          Interests             Type of Interest      Principal Balance             Pass-Through Rate
Class B-IO Certificate              Regular            $159,429,902.62                     (1)
Class P Certificate                 Regular                  N/A                           (2)
Class R-X Certificate               Residual                  $0                           (3)



---------------

         (1) The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. This REMIC III Regular Interest will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on the REMIC III B-IO Regular Interest.

         (2) This REMIC III Regular Interest will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of the Servicing Agreement.

         (3) The Class R-X Certificate does not have a Pass-Through Rate and will not bear interest. On each Distribution Date, amounts, if any, remaining in REMIC III after payments of interest and principal, as designated above, will be distributed to the Class R-X Certificate.

             (c) The Adjustable Rate Certificates (exclusive of any rights such Certificates may have to receive, and payments of, Basis Risk Shortfall Carry Forward Amounts and Swap Payments, as the case may be) and the Class B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Basis Risk Reserve Fund, the Swap Account and the payments of Basis Risk Shortfall Carry Forward Amounts, as described in Section 5.07(e) below) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate. The terms of the REMIC II Regular Interests are set out in Section 6.01.

             (d) For federal income tax purposes, each of REMIC I, REMIC II and REMIC III shall have a tax year that is a calendar year and shall report income on an accrual basis.

             (e) Payments of Basis Risk Shortfall Carry Forward Amounts and Swap Payments shall be deemed to be made to the holders of the Class B-IO
Certificate with respect to which such payments were made, who will be the owners of such amounts (on a pro rata basis based upon their Percentage Interest in such Class) for federal income tax purposes. The Class B-IO Certificateholders will be considered to pay such amounts to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7, as and to the extent appropriate, pursuant to a notional principal contract.

     Section 5.08  Basis Risk Reserve Fund.

             (a) No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Trustee, for the benefit of the Adjustable Rate Certificateholders, a separate, segregated trust account titled, "Basis Risk Reserve Fund, The Bank of New York, as trustee, in trust for registered Holders of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1." The Paying Agent shall, promptly upon receipt, deposit in the Basis Risk Reserve Fund an amount equal to $5,000 to be remitted on the Closing Date to the Paying Agent.

             (b) On each Distribution Date as to which there is Basis Risk Shortfall Carry Forward Amount to the extent not paid under Section 5.04(a), the Paying Agent has been directed to, and shall therefore, deposit into the Basis Risk Reserve Fund an amount equal to the Basis Risk Shortfall Carry Forward Amount with respect to each Class of Adjustable Rate Certificates for such Distribution Date to the extent such amounts are payable pursuant to Section 5.04(a)(iii). For federal and state income tax purposes, the Class B-IO Certificateholders will be deemed to be the owners of the Basis Risk Reserve Fund and all amounts deposited into the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMIC II with respect to the Class B-IO Distribution Amount. Amounts held in the Basis Risk Reserve Fund and not distributable to the Adjustable Rate Certificateholders on any Distribution Date will be invested by the Paying Agent in investments designated by the Class B-IO Certificateholders having maturities on or prior to the next succeeding Distribution Date on which such amounts will be distributable to the Adjustable Rate Certificateholders. In the absence of such direction, amounts will remain uninvested. Upon the termination of the Trust, or the payment in full of the Adjustable Rate Certificates, all amounts remaining on deposit in the Basis Risk Reserve Fund will be released from the lien of the Trust and distributed to the Class B-IO Certificateholders or their designees, pro rata. The Basis Risk Reserve Fund will be part of the Trust but not part of any REMIC created hereunder and any payments to the Adjustable Rate Certificates of Basis Risk Shortfall Carry Forward Amount will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

             (c) The Paying Agent and the Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class B-IO Certificateholders and that is not an asset of any REMIC. The Paying Agent and the Trustee shall treat the rights of the Adjustable Rate Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class B-IO Certificateholders in favor of the Adjustable Rate Certificateholders. Thus, each Adjustable Rate Certificate shall be treated as representing not only ownership of a regular interest in REMIC II, but also ownership of an interest in an interest rate cap contract.

             (d) Notwithstanding the priority and sources of payments set forth in Section 5.04(a) hereof or otherwise, the Paying Agent and the Trustee shall account for all distributions on the Certificates as set forth in this section. In no event shall any payments provided for in this section be treated as payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1) and shall be treated as an asset held separate and apart from any REMIC created under this Agreement in accordance with Treasury regulation section 1.860G-2(i).

                                  ARTICLE VI.

                                THE CERTIFICATES

     Section 6.01  The Certificates.

                       The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-5. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:


                                                     INTEGRAL
                                                    MULTIPLES                INITIAL
                                MINIMUM            IN EXCESS OF             PRINCIPAL           PASS-THROUGH
             CLASS            DENOMINATION           MINIMUM                 BALANCE                RATE
       ------------------  -------------------  -------------------   ----------------------  -----------------
              A-1              $25,000             $1,000                $92,119,000             Adjustable(1)
              A-2              $25,000             $1,000                $16,166,000             Adjustable(2)
              A-3              $25,000             $1,000                $11,766,000             Adjustable(3)
              M-1              $25,000             $1,000                $11,240,000             Adjustable(4)
              M-2              $25,000             $1,000                 $3,268,000             Adjustable(5)
              M-3              $25,000             $1,000                 $5,979,000             Adjustable(6)
              M-4              $25,000             $1,000                 $2,551,000             Adjustable(7)
              M-5              $25,000             $1,000                 $2,551,000             Adjustable(8)
              M-6              $25,000             $1,000                 $2,391,000             Adjustable(9)
              M-7              $25,000             $1,000                 $2,471,000             Adjustable(10)
               P                                                               $ 100                N/A(11)
             B-IO          $10,000,000          $1,000,000              Notional (12)                   N/A
              R-1                 100%                N/A                      N/A                      N/A
              R-2                 100%                N/A                      N/A                      N/A



-------------------
(1) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(2) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(3) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(4) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(5) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(6) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(7) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(8) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-5 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(9) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-6 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(10) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-7 Margin for such Distribution Date and (ii) the Interest Rate Cap for such Distribution Date.

(11) The Class P Certificates will be entitled to receive 100% of any prepayment charges on the Mortgage Loans serviced by EMC Mortgage Corporation, to the extent not retained by EMC Mortgage Corporation as servicer in accordance with the terms of its Servicing Agreement.

(12) Initially $159,429,902.62; and thereafter the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 5.04. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO Certificates.

             The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator and countersigned by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator and/or the Certificate Registrar shall bind the Securities Administrator and the Certificate Registrar, respectively, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the authentication of the Certificate Registrar by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Certificate Registrar shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

             The Depositor shall provide, or cause to be provided, to the Certificate Registrar on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 6.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

             (a) The Certificate Registrar shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

             At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

             No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

             All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Certificate Registrar in accordance with the Certificate Registrar's customary procedures.

             (b) No Transfer of a Non-Offered Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer (except with respect to (i) the initial Transfer of any Class of Non-Offered Certificates on the Closing Date, (ii) the Transfer of any Class of Non-Offered Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or (iii) a Transfer of any Class of Non-Offered Certificates to the Depositor or any affiliate of the Depositor) and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") or Exhibit G (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee and the Securities Administrator an Opinion of Counsel addressed to the Trustee and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Sponsor, any Servicer, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee. The Depositor shall provide to any Holder of a Non-Offered Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee, the Securities Administrator, the Certificate Registrar and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Non-Offered Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

             No Transfer of an ERISA Restricted Certificate (other than (i) the initial Transfer of any Class of Non-Offered Certificates on the Closing Date,
(ii) the Transfer of any Class of Non-Offered Certificates to a NIM Issuer or a NIM Trustee or in connection with the issuance of any NIM Securities, or (iii) a Transfer of any Class of Non-Offered Certificates to the Depositor or any affiliate of the Depositor) shall be made unless either (i) the Trustee, the Master Servicer and the Securities Administrator shall have received a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to
Section 406 of ERISA and/or a plan subject to Section 4975 of the Code ("Plan"), or a Person, directly or indirectly, acting on behalf of any such Plan or using the assets of any such Plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a trustee of any Plan or any other person acting, directly or indirectly, on behalf of any such Plan, the Securities Administrator shall have received an Opinion of Counsel for the benefit of the Trustee, the Master Servicer and the Securities Administrator and on which they may rely, satisfactory to the Securities Administrator, to the effect that the purchase and holding of such ERISA Restricted Certificate is permissible under applicable law, will not constitute or result in the assets of the Trust being deemed to be "plan assets" under ERISA or the Code, will not result in any prohibited transactions under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer, the Depositor or the Securities Administrator or, in the case of a Class M Certificate, the transferee provides a representation, or deemed representation in the case of a Book-Entry Certificate or an Opinion of Counsel to the effect that the proposed transfer and holding of such Certificate and the servicing, management and operation of the Trustee and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23 and (II) will not give rise to any additional obligations on the part of the Depositor, the Securities Administrator, the Master Servicer or the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of any Plan without a representation, deemed representation or the delivery of the Opinion of Counsel as described above shall be void and of no effect. None of the Trustee, the Securities Administrator or the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and none of the Trustee, the Securities Administrator or the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein.

None of the Trustee, the Securities Administrator or the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee and the Securities Administrator shall each be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact a Plan or a Person, directly or indirectly, any Plan at the time it became a Holder or, at such subsequent time as it became a Plan or Person acting on behalf of a Plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee or the Securities Administrator shall be paid and delivered by the Trustee or the Securities Administrator to the last preceding Holder of such Certificate that is not a Plan or Person acting on behalf of a Plan.

             (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

               (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate. (v) The Master Servicer shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

             The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I, REMIC II and/or REMIC III, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

             (d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar, the Master Servicer or any Servicer.

     Section 6.03   Mutilated, Destroyed, Lost or Stolen Certificates.

             If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer, the

Securities Administrator, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall executed and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 6.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Certificate Registrar under the terms of this
Section 6.03 shall be canceled and destroyed by the Certificate Registrar in accordance with its standard procedures without liability on its part.

     Section 6.04 Persons Deemed Owners.

             The Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar and the Paying Agent and any agent thereof may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar, the Paying Agent nor any agent thereof shall be affected by any notice to the contrary.

     Section 6.05 Access to List of Certificateholders' Names and Addresses.

             If three or more Certificateholders (a) request such information in writing from the Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Certificate Registrar, then the Certificate Registrar shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Certificate Registrar, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Certificate Registrar shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 6.06  Book-Entry Certificates.

             The Regular Certificates (other than the Class P Certificates and the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository or its agent by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section
6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

             (a) the provisions of this Section shall be in full force and effect;

             (b) the Depositor, the Securities Administrator, the Certificate Registrar and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

             (c) registration of the Book-Entry Certificates may not be transferred by the Certificate Registrar except to another Depository;

             (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

             (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

             (f) the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

             (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

             For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

     Section 6.07  Notices to Depository.

             Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Certificate Registrar shall give all such notices and communications to the Depository.

     Section 6.08  Definitive Certificates.

             If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Certificate Registrar that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor or (b) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having more than 50% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee, Certificate Registrar and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Certificate Registrar shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Certificate Registrar with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Certificate Registrar of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates and the Certificate Registrar shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

     Section 6.09  Maintenance of Office or Agency.

             The Certificate Registrar will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or at the Corporate Trust Office (if not in New York City) where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

     Section 6.10   Appointment of Paying Agent and Certificate Registrar.

             Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar for so long as it is also the Master Servicer. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.



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                                  ARTICLE VII.

               THE DEPOSITOR, THE MASTER SERVICER AND THE SPONSOR

     Section 7.01 Respective Liabilities of the Depositor, the Master Servicer and the Sponsor.

             The Depositor, the Master Servicer and the Sponsor shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

             Section 7.02 Merger or Consolidation of the Depositor, the Master Servicer or the Sponsor.

             The Depositor, the Master Servicer and the Sponsor will each keep in full effect its existence, rights and franchises as a corporation, a limited liability company or a national association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

             Any Person into which the Depositor, the Master Servicer or the Sponsor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Sponsor shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Sponsor shall be the successor of the Depositor, the Master Servicer or the Sponsor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer EMC shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

             Section 7.03 Indemnification of the Trustee, the Master Servicer, the Securities Administrator and Others.

             (a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement, the Certificates or any powers of attorney furnished by the Trustee to the Master Servicer hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given Master Servicer and



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the Depositor written notice thereof promptly after a Responsible Officer of such Indemnified Person shall have with respect to such claim or legal action actual knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

             (b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.

             (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18, (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator) provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

     Section 7.04 Limitation on Liability of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and Others.

             None of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee or the Custodian (each, a "Protected Party") shall be under any liability to any Indemnified Person, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect any such Protected Party against any breach of representations or warranties made by it herein or protect any such Protected Party from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). The Protected Parties may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Protected Parties shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental



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taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to a specific Mortgage Loan or Mortgage Loans, except any loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of such Protected Party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). No Protected Party shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that a Protected Party may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and such Protected Party shall be entitled to be reimbursed therefor out of the Distribution Account as provided in Section 4.05 hereof.

     Section 7.05 Limitation on Resignation of Master Servicer and EMC.

             Neither the Master Servicer nor EMC shall resign from the obligations and duties hereby imposed on it except upon (x) determination that its duties hereunder are no longer permissible under applicable law or (y) in the case of the Master Servicer, compliance with the following requirements: (i) the Master Servicer has proposed a successor to the Trustee and the Trustee has consented thereto (such consent not to be withheld unreasonably; (ii) the successor is qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac; and (iii) each Rating Agency shall have delivered to the Trustee written confirmation that the appointment of such successor will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such Rating Agency to any of the Certificates. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Master Servicer shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

     Section 7.06   Errors and Omissions Insurance; Fidelity Bonds.

             The Master Servicer shall, for so long as it acts as a successor servicer under a Servicing Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as successor servicer thereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.



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                                 ARTICLE VIII.

                     DEFAULT; TERMINATION OF MASTER SERVICER

         Section 8.01    Events of Default.

             "Event of Default," wherever used herein, means any one of the following events:

             (i) any failure by the Paying Agent to deposit in the Distribution Account the amounts required pursuant to this Agreement or by the Master Servicer to remit to the Paying Agent any payment, including any Advance, required to be made pursuant to this Agreement, which failure shall continue unremedied for one Business Day after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer; or

             (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any breach of a representation or warranty by the Master Servicer, which failure or breach shall continue unremedied for a period of 60 days after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

              (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

              (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

              (vi) the Master Servicer fails to comply with Section 3.16,
     Section 3.17 or Section 3.18 hereto.

              If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and, at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this



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Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in EMC, as successor Master Servicer or, if EMC is unable or unwilling to act as such successor Master Servicer, the Trustee, or any successor appointed pursuant to Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon make any Advance described in Section 5.01 hereof and payments of Compensating Interest pursuant to Section 5.02 hereof, subject, in the case of the Trustee, to Section
8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article IX.

              The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the applicable Successor Master Servicer of all cash amounts which shall at the time be credited to the Distribution Account or the Protected Account, as applicable, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default with respect to the Master Servicer actually known to a Responsible Officer of the Trustee.

              Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled, and to receive any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          Section 8.02      Trustee to Act; Appointment of Successor.

              On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof (unless EMC becomes Successor Master Servicer as specified in Section 8.01) the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including, if applicable, the obligation to make Advances pursuant to Section 5.01 hereof, and payments of Compensating Interest pursuant to Section 5.02 hereof, except as otherwise provided herein. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any losses pursuant to Section 3.09 or as a result of any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing


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so under applicable law, (iii) obligated to effectuate any repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or
2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to
Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03. Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 5.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as successor servicer of any Mortgage Loans under any Servicing Agreement with respect to which the original Servicer has been terminated as servicer, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

              The costs and expenses of the Trustee and the Successor Master Servicer in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee and the Successor Master Servicer pursuant to Section 9.05.



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              Any successor to the Master Servicer as successor servicer under any Servicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 7.06.

         Section 8.03 Notification to Certificateholders.

                  (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders of record provided to the Trustee by the Securities Administrator, to each Rating Agency and to the Swap Provider.

                  (b) Within 60 days after the occurrence of any Event of Default with respect to the Master Servicer, the Trustee shall transmit by mail to all Certificateholders of record provided to the Trustee by the Securities Administrator notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.

                                  ARTICLE IX.

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         Section 9.01   Duties of Trustee and Securities Administrator.

                  (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

                  (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

                  (c) On each Distribution Date, the Paying Agent or, if the Paying Agent shall be the Trustee, the Trustee, shall make monthly distributions and the final distribution to the



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Certificateholders from funds in the Distribution Account as provided in
Sections 5.04 and 10.01 herein based solely on the applicable Remittance
Report.

                  (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

                  (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

                  (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                  (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);



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                  (vi) Anything in this Agreement to the contrary
         notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                  (vii) None of the Securities Administrator, the Master Servicer, any Servicer, the Sponsor, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder or under the applicable Servicing Agreements.

                  (e) All funds received by the Trustee (if any), the Master Servicer and the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited.

         Section 9.02 Certain Matters Affecting the Trustee and the Securities Administrator

                  (a) Except as otherwise provided in Section 9.01:

                  (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution or certificate of the Sponsor or the Master Servicer or any Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee and the Securities Administrator may consult with counsel or accountants and any advice of such counsel or accountants or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities



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         which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                  (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent other than the Custodian to perform its custodial functions with respect to the Mortgage Files or any paying agent other than the Securities Administrator to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

                  (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Section 4.04 hereof, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further written instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and



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         neither the Trustee nor the Securities Administrator shall be accountable for other than its gross negligence or willful misconduct in the performance of any such act;

                  (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

                  (ix) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03 Trustee and Securities Administrator Not Liable
                      for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator and authentication of the Certificate Registrar on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of the Certificates (other than the signature the Securities Administrator and authentication of the Certificate Registrar on the Certificates) or with respect to any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Custodian of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.05 and the Custodial Agreement. The Securities Administrator's signature and the Certificate Registrar's authentication (or authentication by its agent) on the Certificates shall be solely in its capacity as Securities Administrator and Certificate Registrar, respectively, and shall not constitute the Certificates an obligation of the Securities Administrator and Certificate Registrar, respectively, in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of
Section 2.06, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 9.04 Trustee and Securities Administrator May Own
                      Certificates.



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                  Each of the Trustee and the Securities Administrator in its
individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 9.05 Trustee's and Securities Administrator's Fees and
                      Expenses.

                  The Trustee and the Securities Administrator shall be entitled to the Trustee Fee and the Securities Administrator Fee, respectively, which shall be paid by the Master Servicer out of funds received by it hereunder in respect of the Master Servicing Fee. In addition, the Trustee and the Securities Administrator shall be indemnified and held harmless by the Trust Fund (and accordingly will be entitled to recover from the Distribution Account pursuant to Section 4.05(a)(ix) and from comparable funds in a comparable order provided to the Trustee and held in the Distribution Account) for all liabilities, losses, costs, reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with the performance of its duties and obligations and the exercise of its rights under this Agreement, (including exercise of such party's rights under the Assumption Agreements and the Servicing Agreements), the Custodial Agreement, the Certificates, the Mortgage Loans, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder or the Securities Administrator, respectively, (including the reasonable compensation, expenses and disbursements of its counsel) except any such liability, loss, cost, expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct. The Trust Fund further agrees to indemnify and hold harmless the Trustee for and against any loss, liability or expense arising out of, or in connection with, the provisions set forth in the final paragraph of Section 2.01 hereof, including without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigation and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. If such funds are insufficient therefor, any such insufficiency shall be recoverable from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The indemnification set forth herein shall survive the resignation or removal of the Trustee or the Securities Administrator and the termination of this Agreement.

         Section 9.06 Eligibility Requirements for Trustee, Securities
                      Administrator and Paying Agent.

                  The Trustee, the Securities Administrator and the Paying Agent and any successor of any of the foregoing, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P and "BBB/Baa2" or higher by Moody's, with respect to any outstanding long-term unsecured unsubordinated debt, and, in the
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or successor Paying Agent other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, Securities Administrator or Paying Agent, as applicable, shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee, Securities Administrator or Paying Agent shall resign immediately in the manner and with the effect specified in Section 9.08.

                  In addition, the Securities Administrator (i) may not be an Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and
(iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

         Section 9.07 Insurance.

                  The Securities Administrator and Paying Agent, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 9.08 Resignation and Removal of Trustee, Securities
                      Administrator and Paying Agent.

                  The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Sponsor, the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning trustee or securities administrator, as applicable, and the successor trustee or securities administrator, as applicable. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or securities administrator.



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                  If at any time (i) the Trustee, Securities Administrator or
Paying Agent shall cease to be eligible in accordance with the provisions of
Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee, Securities Administrator or Paying Agent shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee, Securities Administrator or Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Securities Administrator or Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator and (C) the Trustee or the Securities Administrator, as applicable fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicers may remove the Trustee, Securities Administrator or Paying Agent, as applicable, and appoint a successor trustee, successor securities administrator or successor paying agent, as applicable, by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent and the successor trustee, successor securities administrator or successor paying agent, as applicable.

                  The Holders evidencing more than 50% of the Voting Rights of each Class of Certificates may at any time remove the Trustee, Securities Administrator or Paying Agent and appoint a successor trustee, securities administrator or paying agent by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee or successor securities administrator to the Master Servicer, the Trustee, Securities Administrator or Paying Agent so removed and the successor trustee or securities administrator so appointed. Notice of any removal of the Trustee, Securities Administrator or Paying Agent shall be given to each Rating Agency by the Trustee or successor trustee. In the event that the fee payable to a successor Trustee, successor Securities Administrator or successor Paying Agent exceeds the applicable fee payable to the predecessor party, any such excess shall be an obligation of the Trust.

                  Any resignation or removal of the Securities Administrator shall also result in the resignation or removal, as applicable, of the Securities Administrator as Swap Administrator. Any resignation or removal of the Trustee, Securities Administrator or Paying Agent and appointment of a successor trustee, securities administrator or paying agent pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee, securities administrator or paying agent, respectively, as provided in Section 9.09 hereof.

         Section 9.09 Successor Trustee, Securities Administrator or
                      Successor Paying Agent.

                  Any successor trustee, securities administrator or paying agent appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, predecessor securities administrator or predecessor paying agent, as applicable, and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee, securities administrator or paying agent shall become effective and such successor trustee, securities
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paying agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

                  No successor trustee, securities administrator or paying agent shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee, securities administrator or paying agent shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

                  Upon acceptance of appointment by a successor trustee, securities administrator or paying agent as provided in this Section 9.09, the successor trustee, securities administrator or paying agent shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the successor trustee, securities administrator or paying agent fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

         Section 9.10 Merger or Consolidation of Trustee, Securities
                      Administrator or Paying Agent.

                  Any corporation, state bank or national banking association into which the Trustee, Securities Administrator or Paying Agent may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Paying Agent shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or of the business of the Securities Administrator or Paying Agent, shall be the successor of the Trustee, Securities Administrator or Paying Agent hereunder, provided that such entity shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11 Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
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Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.09.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.12 Tax Matters.

                  It is intended that each of REMIC I, REMIC II and REMIC III shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the



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REMIC Provisions. In furtherance of such intention, the Securities
Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee and/or the Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Trustee shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Securities Administrator shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Securities Administrator shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax) or to the IRS, and the Trustee shall forward that information to the requesting party in accordance with Treasury Regulation ss. 1.860E-2(a)(5);
(f) each of the Securities Administrator and the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) neither the Trustee nor the Securities Administrator shall knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Trustee shall pay, from the sources specified in the second to last paragraph of this Section 9.12, as directed by the Securities Administrator in its Remittance Report, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Securities Administrator at the written request of the Trustee, or any other appropriate Person from contesting any such tax in



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appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign or cause to be signed federal, state or local income tax or information returns or any other document prepared by the Securities Administrator pursuant to this Section 9.12 requiring a signature thereon by the Trustee; (j) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, the Trustee, or at the written request of the Trustee, the Securities Administrator, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

                  In order to enable each of the Trustee and the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee or the Securities Administrator within 10 days after the Closing Date all information or data that the Trustee or the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee or the Securities Administrator promptly upon written request therefor, any such additional information or data that the Trustee or the Securities Administrator may, from time to time, request in order to enable the Trustee or the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies each of Trustee and the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Trustee or the Securities Administrator arising from any errors or miscalculations of the Trustee or the Securities Administrator, as applicable, that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee or the Securities Administrator, as applicable, on a timely basis, which indemnification shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

                  In the event that any tax is imposed on "prohibited transactions" of either REMIC I, REMIC II or REMIC III as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to either REMIC I, REMIC II or REMIC III after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II, REMIC III or the Trust Fund, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee or the Securities Administrator, if any such other tax arises out of or results from a breach by the Trustee or the Securities Administrator, respectively, of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee or the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the



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event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders and the Class B-IO Certificateholders (pro rata based on the amounts to be distributed), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-7 Certificates, second, to the Class M-6 Certificates, third, to the Class M-5 Certificates, fourth, to the Class M-4 Certificates, fifth, to the Class M-3 Certificates, sixth, to the Class M-2 Certificates, seventh, to the Class M-1 Certificates and eigth, to the Class A Certificates. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. Following written notification to the Securities Administrator by the Trustee of any amount payable out of distributions to the Certificateholders pursuant to the preceding two sentences, the Securities Administrator shall include in its Remittance Report instructions as to distributions to such parties taking into account the priorities described in the second preceding sentence. The Securities Administrator, on written request by the Trustee, agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

                  The Trustee and the Securities Administrator each agree that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this Section 9.12, it will promptly notify and provide such information to such other party. Notwithstanding anything in this Agreement to the contrary, the Trustee agrees that, in the event that the Trustee obtains actual knowledge that the Securities Administrator has breached any of its obligations pursuant to this Section 9.12, the Trustee shall perform such obligations on its behalf to the extent that the Trustee possesses all documents necessary to so perform and receives reasonable compensation therefor, provided, however, that the Trustee shall not be liable for any losses resulting from any such breach.

                                   ARTICLE X.

                                   TERMINATION

         Section 10.01 Termination upon Liquidation or Repurchase of the Mortgage Loans.

                  Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator, the Paying Agent, the Sponsor and the Trustee created hereby shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by EMC and the Securities Administrator and
(iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any



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

unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 9.05,
(vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement, (vii) any Net Swap Payment payable to the Swap Provider which remains unpaid, and any Swap Termination Payment payable to the Swap Provider which remains unpaid or which is due to the exercise of such option and
(b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

                  The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

         Section 10.02  Final Distribution on the Certificates.

                  If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator to send a final distribution notice promptly to each Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Certificate Registrar. If the Sponsor elects to terminate the Trust Fund pursuant to Section 10.01, on or before the Distribution Date occurring in the month preceding the month in which notice is to be mailed to the Certificateholders, the Sponsor shall notify the Securities Administrator, the Custodian, the Trustee, the Securities Administrator, the Paying Agent and the Master Servicer of the date that the Depositor intends to terminate the Trust Fund and the Sponsor shall provide the Securities Administrator, the Paying Agent, the Custodian, the Master Servicer and the Trustee with the applicable repurchase price of the Mortgage Loans and REO Properties serviced and administered by the Master Servicer. The Sponsor shall remit the Mortgage Loan Purchase Price to the Paying Agent for deposit in the Distribution Account on the Business Day immediately preceding the Distribution Date on which such Optional Termination by the Sponsor will be effected.

                  Provided that timely notice has been received, the Securities Administrator shall give notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation. To the extent reasonably practical, such notice shall be given by letter mailed not

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earlier than the 1st day and no later than the 15th day of the month of such final distribution and shall specify: (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

                  In the event such notice is given, the Paying Agent shall distribute, on the applicable Distribution Date, an amount equal to the final distribution in respect of the Certificates. Upon such final distribution with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to EMC or its designee the Mortgage Files for the Mortgage Loans, and any documents necessary to transfer any REO Property.

                  Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders of each Class, based on the applicable Remittance Report for such Distribution Date, the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

                  In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

         Section 10.03     Additional Termination Requirements.

                  (a) Upon exercise by the Sponsor of its purchase option as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless each of the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the Sponsor, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or
(ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1) The Sponsor shall establish a 90-day liquidation period and notify the Trustee and Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to each of REMIC I, REMIC II and REMIC III's Tax Return pursuant to Treasury
Regulation Section 1.860F-1. The Sponsor shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Sponsor;

                  (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, EMC, acting as agent of the Trustee, shall sell all of the assets of REMIC I, REMIC II and REMIC III for cash; and

                  (3) At the time of the making of the final payment on the Certificates, the Securities Administrator as agent for the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I, REMIC II and REMIC III shall terminate at that time.

                  (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Sponsor to specify the 90-day liquidation period for REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

                  (c) Upon the written request of the Sponsor and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1), the Trustee shall sign, and the Securities Administrator as agent for each REMIC hereby agrees to adopt, such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably requested by the Sponsor.


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

                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

         Section 11.01   Amendment.

                  This Agreement may be amended from time to time by parties hereto, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Distribution Account, or the Protected Account is maintained, to conform the terms hereof to the disclosure in the Prospectus Supplement, to revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

                  Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of REMIC I, REMIC II and REMIC III as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on either REMIC I, REMIC II or REMIC III pursuant to the Code that would be a claim against either REMIC I, REMIC II or REMIC III at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

                  This Agreement may also be amended from time to time by the parties hereto and the Holders of each Class of Certificates affected thereby evidencing more than 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Administrator or Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause either REMIC I, REMIC II or REMIC III's REMIC elections to fail to qualify or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of



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

Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I, REMIC II or REMIC III or the Certificateholders or cause REMIC I, REMIC II or REMIC III's REMIC elections to fail to qualify at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, addressed to and satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

                  Notwithstanding any of the other provisions of this Section 11.01, none of the parties hereto shall enter into any amendment to this Agreement that could reasonably be expected to have a material adverse effect on the interests of the Swap Provider without the prior written consent of the Swap Provider, which consent shall not be unreasonably withheld, conditioned or delayed.

                  Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 11.02     Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03     Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK



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

APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND
THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER).

         Section 11.04     Intention of Parties.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

                  Each of the Sponsor and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 11.05     Notices.

                  (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;



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

                  (iii) The resignation or termination of the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

                  (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 and 10.01; and

                  (v) The final payment to Certificateholders.

                  (b) In addition, the Securities Administrator shall promptly furnish or make available to each Rating Agency copies of the following:

                  (i) Each report to Certificateholders described in Section 5.05, if requested by such Rating Agency;

                  (ii) Each annual statement as to compliance described in
         Section 3.16; and

                  (iii) Each Attestation Report described in Section 3.17.

                  (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to 1) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Chief Counsel, and with respect to Reg AB notifications to the Depositor at regabnotifications@bear.com, or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; 2) in the case of the Sponsor (or EMC), EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067 (Facsimile: (469) 759-4714), Attention: General Counsel, or such other address as may be hereafter furnished to the other parties hereto by EMC in writing; 3) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; 4) in the case of the Master Servicer, the Securities Administrator, the Paying Agent, the Certificate Registrar or the Custodian, P.O. Box 98, Columbia, Maryland 21046 (or, in the case of overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045), in either case: Attention: BSABS 2007-1; or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing; 5) in the case of the Rating Agencies, (x) Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention:
Mortgage Surveillance Group and (y) Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004; and 6) in the case of the Swap Provider, Bear Stearns Financial Products Inc., 383 Madison Avenue, 36th Floor, New York, New York 10179, Attention: DPC Manager. Any notice delivered to the Sponsor, the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06     Severability of Provisions.


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

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07     Assignment.

                  Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the Sponsor or the Depositor.

         Section 11.08     Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Securities Administrator, as appropriate, a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Securities Administrator, as appropriate to institute such action, suit or proceeding in its own name as Trustee or the Securities Administrator, as appropriate, hereunder and shall have offered to the Trustee or the Securities Administrator, as appropriate, such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Securities Administrator, as appropriate, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the



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common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder, the Trustee or the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

         Section 11.09     Inspection and Audit Rights.

                  (a) The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection, subject to any right to reimbursement of such party hereunder (in the case of the Trustee, pursuant to Section 4.05(a)(xii) hereof); all other such expenses shall be borne by the Master Servicer.

The Custodian and the Securities Administrator shall each provide access to the records and documentation in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at its respective office; provided, however, that, unless otherwise required by law, neither the Custodian nor the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Custodian and the Securities Administrator shall each allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers its actual costs.

        Section 11.10     Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

        Section 11.11     Third Party Rights.

                  The Swap Provider shall be an express third-party beneficiary of this Agreement to the extent of its express rights to receive any payments under this Agreement, and shall have the right to enforce its rights to receive any payments under this Agreement as if it were a party hereto.


                         *            *            *



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


                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Sponsor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                            BEAR STEARNS ASSET BACKED SECURITIES I LLC,
                            as Depositor
                            By: /s/ Baron Silverstein
                               -----------------------------------------------
                            Name:   Baron Silverstein
                            Title:  Vice President



                            EMC MORTGAGE CORPORATION,
                            as Sponsor
                            By:  /s/ Dana Dillard
                               -----------------------------------------------
                            Name:   Dana Dillard
                            Title:  Senior Vice President



                            WELLS FARGO BANK, N.A.,
                            as Master Servicer and Securities Administrator
                            By:  /s/ Stacey Taylor
                               -----------------------------------------------
                            Name:   Stacey Taylor
                            Title:  Vice President



                            THE BANK OF NEW YORK,
                            as Trustee
                            By  /s/ Mirela Cabej
                              ------------------------------------------------
                            Name:   Mirela Cabej
                            Title:  Assistant Treasurer





             [Signature Page to the Pooling and Servicing Agreement]

STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )

                  On this 1st day of January, 2007, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Michelle Sterling
                                  ---------------------------------------
                                  Notary Public


[Notarial Seal]

STATE OF MARYLAND      )
                       )       ss.:
COUNTY OF BALTIMORE    )

                  On this 14th day of Febryary 2007, before me, a notary public in and for said State, appeared Stacey Taylor, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Jennifer Richardson
                                  ---------------------------------------
                                  Notary Public



[Notarial Seal]

STATE OF TEXAS        )
                      )     ss.:
COUNTY OF DENTON      )

                  On this 1st day of January 2007, before me, a notary public in and for said State, appeared Dana Dillard, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Alfie D. Kearney
                                  ---------------------------------------
                                  Notary Public



[Notarial Seal]

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )

                  On this 1st day of January 2007, before me, a notary public in and for said State, appeared Mirela Cabej, personally known to me on the basis of satisfactory evidence to be an authorized representative of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such New York banking corporation and acknowledged to me that such New York banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Rosita Walters
                                  ---------------------------------------
                                  Notary Public

[Notarial Seal]

                                   SCHEDULE I

                          List of Servicing Agreements

1. Seller's Warranties and Servicing Agreement between EMC Mortgage Corporation and Wells Fargo Bank, N.A. dated as of January 1, 2007.

2. Servicing Agreement, between Bear Stearns Asset Backed Securities I LLC and EMC Mortgage Corporation, dated as of January 1, 2007.

                                   SCHEDULE II

                          List of Assignment Agreements

                Please see Tabs 7 and 8 in the closing checklist

                                                                     EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES
                          ----------------------------

                             CLASS A-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CERTIFICATE REGISTRAR WITH RESPECT HERETO.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                                     A-1-1

Certificate No.:                       A-__

Cut-off Date:                          January 1, 2007

First Distribution Date:               February 26, 2007

Initial Principal
Balance of
this Certificate
("Denomination"):                      $_____________

Initial Certificate
Principal Balance of
Class A-__
Certificates:                          $_____________

Latest Possible
Maturity Date:                         January 25, 2037

CUSIP:                                 073860 ____

Interest Rate:                         For any Distribution Date, the lesser of
                                       (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class A-__ Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.

                                     A-1-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and

                                     A-1-3
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *

                                     A-1-4

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  February 15, 2007

                                            WELLS FARGO BANK, N.A.
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar



By:
   -----------------------------------------
      Authorized Signatory

                                     A-1-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.

                                     A-1-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          --------------------------------------
                                          Signature by or on behalf of assignor

                                     A-1-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
for the account of ____________________________________________________________,
account number _______________, or, if mailed by check, to ____________________
________________________________________________________________.  Applicable
statements should be mailed to_________________________________________________.

         This information is provided by_______________________________________, the assignee named above, or ___________________________________, as its agent.

                                     A-1-9

                                                                     EXHIBIT A-2

                          FORM OF CLASS M CERTIFICATES

                             CLASS M-__ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ON THE RELATED MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CERTIFICATE REGISTRAR WITH RESPECT HERETO.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS


                                     A-2-1

ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.


                                     A-2-2

Certificate No.:                       M-__

Cut-off Date:                          January 1, 2007

First Distribution Date:               February 26, 2007

Initial Principal
Balance of
this Certificate
("Denomination"):                      $____________

Initial Certificate
Principal Balance of
Class M-__
Certificates:                          $____________

Latest Possible

Maturity Date:                         January 25, 2037

CUSIP:                                 073860 ____

Interest Rate:                         For any Distribution Date, the lesser of
                                       (i) One-Month LIBOR for the related
                                       Accrual Period plus the Class M-__ Margin for such Distribution Date and (ii) the related Interest Rate Cap for such Distribution Date.


                                     A-2-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         The Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance of this Certificate as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the same Class) in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


                                     A-2-4
surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-2-5

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  February 15, 2007


                                            WELLS FARGO BANK, N.A.
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:
   -----------------------------------------
   Authorized Signatory


                                     A-2-6

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-2-7

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-2-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                     A-2-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -------------------------------------------------------------

for the account of
                   ------------------------------------------------------------,

account number                  or, if mailed by check, to
               ---------------,                            ---------------------

                                                                   Applicable
----------------------------------------------------------------.

statements should be mailed to
                               ------------------------------------------------.

         This information is provided by
                                        ---------------------------------------,

the assignee named above, or                                      as its agent.
                             -----------------------------------,


                                     A-2-10

                                                                     EXHIBIT A-3

                          FORM OF CLASS P CERTIFICATES
                          ----------------------------

                               CLASS P CERTIFICATE

THIS CERTIFICATE IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.


                                     A-3-1

Certificate No.:                       1

Cut-off Date:                          January 1, 2007

First Distribution Date:               February 26, 2007

Initial Principal
Balance of
this Certificate
("Denomination"):                      $100

Initial Certificate
Principal Balance of
Class P
Certificates:                          $100

Latest Possible
Maturity Date:                         January 25, 2037

CUSIP:                                 073860 ____

Interest Rate:                         N/A


                                     A-3-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Certificates of the Class indicated on the first page of this certificate on such Distribution Date pursuant to Section 5.04 of the Agreement.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the registered Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Paying Agent in writing at least five Business Days prior to the related Record Date or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.


                                     A-3-3

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-3-4

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  February 15, 2007

                                            WELLS FARGO BANK, N.A.
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:
   -----------------------------------------
   Authorized Signatory


                                     A-3-5

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-3-6

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-3-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -------------------------------------------------------------

for the account of
                   ------------------------------------------------------------,

account number                  or, if mailed by check, to
               ---------------,                            ---------------------

                                                                   Applicable
----------------------------------------------------------------.

statements should be mailed to
                               ------------------------------------------------.

         This information is provided by
                                         --------------------------------------,

the assignee named above, or                                      as its agent.
                             -----------------------------------,


                                     A-3-9

                                                                     EXHIBIT A-4

                         FORM OF CLASS B-IO CERTIFICATES
                         -------------------------------

                             CLASS B-IO CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS ENTITLED TO ONLY THOSE DISTRIBUTIONS PROVIDED FOR IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER (I) A CERTIFICATION PURSUANT TO SECTION 6.02(b) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL PURSUANT TO 6.02(b) OF THE AGREEMENT, SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, MASTER SERVICER, THE SECURITIES ADMINISTRATOR, OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


                                     A-4-1

Certificate No.:                       ___

Cut-off Date:                          January 1, 2007

First Distribution Date:               February 26, 2007

Initial Notional Balance of
this Certificate
("Denomination"):                      $_____________

Initial Notional
Balance of all
Class B-IO Certificates:               $_____________

Latest Possible
Maturity Date:                         January 25, 2037

CUSIP:                                 073860 ____

Interest Rate:                         N/A


                                     A-4-2

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Trust Assets (obtained by dividing the denomination of this Certificate by the aggregate denominations of all Certificates of the same Class) deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate has a notional principal balance and does not bear interest at a specified rate. It is entitled on each Distribution Date to its Percentage Interest of distributions of any remaining Excess Cashflow after all other classes of Certificates (other than the Residual Certificates) have received amounts to which they are entitled.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-4-3

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  February 15, 2007

                                          WELLS FARGO BANK, N.A.
                                          not in its individual capacity,
                                          but solely as Securities Administrator

                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:
   -----------------------------------------
   Authorized Signatory


                                     A-4-4

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-4-5

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-4-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:

                                          --------------------------------------
                                          Signature by or on behalf of assignor


                                     A-4-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -------------------------------------------------------------

for the account of
                   ------------------------------------------------------------,

account number                  or, if mailed by check, to
               ---------------,                            ---------------------

                                                                   Applicable
----------------------------------------------------------------.

statements should be mailed to
                               ------------------------------------------------.

         This information is provided by
                                         --------------------------------------,

the assignee named above, or                                      as its agent.
                             -----------------------------------,


                                     A-4-8

                                                                     EXHIBIT A-5

                          FORM OF CLASS R CERTIFICATES
                          ----------------------------

                             CLASS R-__ CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A RESIDUAL INTEREST IN A "REMIC" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IS A "PERMITTED TRANSFEREE" AS DEFINED IN THE AGREEMENT REFERRED TO HEREIN. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS IT HAS OBTAINED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND DELIVERS A CERTIFICATE TO THE EFFECT THAT THE TRANSFEREE HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE. THE PARTIES TO THE AGREEMENT MAY, WITHOUT THE CONSENT OF THE CERTIFICATEHOLDERS, AMEND THE AGREEMENT TO THE EXTENT NECESSARY OR APPROPRIATE TO MAINTAIN THE QUALIFICATION OF EACH OF REMIC I AND REMIC II AS A REMIC UNDER THE CODE OR TO AVOID OR MINIMIZE THE RISK OF THE IMPOSITION OF ANY TAX ON EITHER OF REMIC I OR REMIC II PURSUANT TO THE CODE, THAT WOULD BE A CLAIM AGAINST EITHER OF REMIC I OR REMIC II AT ANY TIME PRIOR TO THE FINAL REDEMPTION OF THE CERTIFICATES, PROVIDED THAT THE SECURITIES ADMINISTRATOR HAS RECEIVED AN OPINION OF COUNSEL ADDRESSED TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO MAINTAIN SUCH REMIC STATUS OR TO AVOID THE IMPOSITION OF SUCH A TAX.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT


                                     A-5-1

ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE TRANSFEREE CERTIFIES OR REPRESENTS THAT THE PROPOSED TRANSFER AND HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II)
WILL NOT GIVE RISE TO ANY ADDITIONAL OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE, OR PROVIDES AN OPINION OF COUNSEL TO SUCH EFFECT.


                                     A-5-2

Certificate No.:                       ___

Cut-off Date:                          January 1, 2007

First Distribution Date:               February 26, 2007

Percentage Interest                    100%

Latest Possible
Maturity Date:                         January 25, 2037

CUSIP:                                 073860 ____

Interest Rate:                         N/A


                                     A-5-3

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         evidencing a percentage interest in the distributions allocable to the Class of Certificates indicated on the first page of this Certificate with respect to a Trust Fund consisting primarily of a pool of fixed, hybrid and adjustable rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties (the "Trust Assets").

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Securities Administrator, any Servicer, the Sponsor, Master Servicer, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor most of the Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that BEAR, STEARNS SECURITIES CORP. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Bear Stearns Asset Backed Securities I LLC (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement") among the Depositor, EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as the master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R-I Certificate at the Corporate Trust Office.

         No Transfer of this Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in the Agreement, as Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") of the Agreement or Exhibit G (the "Rule 144A Letter") of the Agreement or (y) there shall be delivered to the Trustee and the Securities Administrator an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator or the Trustee. The Depositor shall provide to any Holder of this Certificate and any prospective transferee designated by any such


                                     A-5-4

Holder, information regarding the related Certificate and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of this Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of Section 6.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Securities Administrator of a Transfer Affidavit of the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Certificate Registrar.

                                      * * *


                                     A-5-5

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  February 15, 2007

                                            WELLS FARGO BANK, N.A.
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-named Agreement


WELLS FARGO BANK, N.A.
not in its individual capacity,
but solely as Certificate Registrar


By:
   -----------------------------------------
   Authorized Signatory


                                     A-5-6

                            [REVERSE OF CERTIFICATE]

                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1
                    ASSET-BACKED CERTIFICATES, SERIES 2007-1

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1, issued in multiple Classes (the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Paying Agent nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Sponsor, the Securities Administrator and the Trustee with the consent of the Holders of each Class or Classes of Certificates affected by such amendment evidencing over 50% of the Voting Rights of such Class or Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Securities Administrator and the Trustee and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, or any such agent shall be affected by any notice to the contrary.


                                     A-5-7

         Subject to Section 10.03 of the Agreement, the obligations and responsibilities of the Depositor, the Master Servicer, the Paying Agent, the Sponsor, the Securities Administrator and the Trustee created under the Agreement shall terminate upon the earlier of (a) the purchase by the Sponsor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Sponsor and the Securities Administrator, (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Securities Administrator and the Trustee payable pursuant to Section 9.05 of the Agreement and (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement, as applicable. In no event shall the trusts created pursuant to the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Agreement and (ii) the Latest Possible Maturity Date.

         The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date principal Balance of all of the Mortgage Loans.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                     A-5-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:

                                          --------------------------------------
                                          Signature by or on behalf of assignor


                                     A-5-9

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                   -------------------------------------------------------------

for the account of
                   ------------------------------------------------------------,

account number                  or, if mailed by check, to
               ---------------,                            ---------------------

                                                                   Applicable
----------------------------------------------------------------.

statements should be mailed to
                               ------------------------------------------------.

         This information is provided by
                                         --------------------------------------,

the assignee named above, or                                      as its agent.
                             -----------------------------------,


                                     A-5-10

                                                                       EXHIBIT B

                             Mortgage Loan Schedule

                          [DELIVERED TO THE CUSTODIAN]

                                                                       EXHIBIT C

                                   [Reserved]

                                                                       EXHIBIT D

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Agreement"), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation as sponsor, Wells Fargo Bank, National Association, as master servicer and securities administrator, and The Bank of New York, as trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee and the Securities Administrator a certificate substantially in the form set forth as Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

         8.   The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Class R Certificate may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

         11. Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

         12. The Transferee will not transfer the Class R Certificate, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         13. The Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

         14. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class R Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.


                                      * * *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.

                                       [NAME OF TRANSFEREE]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:

-------------------------
[Assistant] Secretary

Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of _______, 20__.

------------------------------


                                       -----------------------------------------
                                                   NOTARY PUBLIC
                                       My Commission expires the ___ day
                                       of _______________, 20__.

                                                          EXHIBIT 1 TO EXHIBIT D

                               Certain Definitions
                               -------------------

"Ownership Interest": As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

"Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners), or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

"Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

"Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

"Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                          EXHIBIT 2 TO EXHIBIT D

                        Section 6.02(c) of the Agreement
                        --------------------------------

              (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

              (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

              (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

              (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

              (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

              (v) The Securities Administrator shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

              The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary
(a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                                                       EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE FOR
                            NON-OFFERED CERTIFICATES

                                                                Date:
                                                                     -----------

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1


         Re: Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1
                  --------------------------------------------------

Ladies and Gentlemen:

         In connection with our disposition of the Class [B-IO][R] Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1.

                                            Very truly yours,


                                            ------------------------------------
                                            Name of Transferor


                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT F

                  FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                            NON-OFFERED CERTIFICATES

                                                              Date: ____________

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1

         Re: Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1
                  --------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the Class [B-IO][R] Certificates in the Denomination of ______________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or
(ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of January 1, 2007 (the "Agreement"), among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                            Very truly yours,


                                            ------------------------------------
                                            Name of Transferor


                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT G

                          FORM OF RULE 144A LETTER FOR
                            NON-OFFERED CERTIFICATES
                                                                Date:
                                                                     -----------

Wells Fargo Bank, National Association
  as Securities Administrator
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Bear Stearns Asset Backed Securities Trust 2007-1

The Bank of New York,
  as Trustee
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1

         Re: Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1
                  --------------------------------------------------

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class B-IO Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws,
(b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (ii) the purchase or holding of such ERISA Restricted Certificate will not result in any prohibited transactions under ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Agreement referred to below, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1.


                                            ------------------------------------
                                            Name of Buyer


                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                                            ANNEX 1 TO EXHIBIT G


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

------------------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless: Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities; or Buyer is an entity in which all the owners are qualified institutional buyers.

         ___  Broker-dealer. The Buyer is a dealer registered pursuant to
              Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R.10 (Keogh) plan.

         ___ Equity Owners. Buyer is an entity in which all of the equity owners are qualified institutional buyers.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                            ------------------------------------
                                            Name of Buyer


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Date:
                                                 -------------------------------

                                                            ANNEX 2 TO EXHIBIT G

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            ------------------------------------
                                            Name of Buyer or Adviser


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            IF AN ADVISER:


                                            ------------------------------------
                                            Name of Buyer

                                            Date:
                                                 -------------------------------

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank, National Association
           as Custodian
         1015 10th Avenue
         Minneapolis, Minnesota  55414

         Re: Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1
                  --------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), EMC Mortgage Corporation, as sponsor (the "Sponsor"), Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), and the Custodial Agreement, dated as of February 15, 2007, among the Depositor, the Sponsor, the Master Servicer, the Trustee and you as the Custodian, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____     1.   Mortgage Paid in Full (and all amounts received or to be received in connection with such payment have been or will be remitted to the Master Servicer for deposit in the Master Servicer Collection
              Account)

____     2.   Foreclosure

____     3.   Substitution

____     4.   Other Liquidation (Repurchases, etc.)

____     5.   Nonliquidation    Reason:________________________________

Address to which Custodian should ______________________________________________
Deliver the Mortgage File_______________________________________________________
                         _______________________________________________________


                                            By:
                                                   -----------------------------
                                                        (authorized signer)
                                            Issuer:
                                                   -----------------------------

                                            Address:
                                                    ----------------------------
                                            ------------------------------------
                                            Date:
                                                 -------------------------------

Custodian:
Wells Fargo Bank, National Association

Please acknowledge the execution of the above request by your signature and date below:


------------------------------              -------------
Signature                                   Date


Documents returned to Trustee:


------------------------------              -------------
Custodian                                   Date

                                                                       EXHIBIT I

                          DTC LETTER OF REPRESENTATIONS

               [See document at Tab No. ___ of the Closing Binder]

                                                                       EXHIBIT J

                   SCHEDULE OF MORTGAGE LOANS WITH LOST NOTES

                          [Delivered to the Custodian]

                                                                       EXHIBIT K

                           FORM OF CUSTODIAL AGREEMENT


      THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of February 15, 2007, by and among THE BANK OF NEW YORK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), BEAR STEARNS ASSET BACKED SECURITIES I LLC (together with any successor in interest, the "Company"), EMC MORTGAGE CORPORATION as seller and sponsor (in such capacity, together with any successor in interest, the "Seller"), WELLS FARGO BANK, N.A., as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement, the "Master Servicer" or the "Securities Administrator," respectively) and WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H  T H A T :

      WHEREAS, the Company, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of January 1, 2007, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1 (the "Pooling and Servicing Agreement"); and

      WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by (i) the Company or the Master Servicer under the the Pooling and Servicing Agreement and (ii) the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

              Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)) receipt of the Mortgage Files relating to the Mortgage Loans identified on the Schedule 1 attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

              Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee that have not been recorded, each such assignment (to the extent required to be recorded pursuant to Section 2.01 of the Pooling and Servicing Agreement) shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

              Section 2.3. Review of Mortgage Files.

              (a)    On or prior to the Closing Date, in accordance with
Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee, the Seller and the Company an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the
Schedule 1 attached hereto (the "Mortgage Loan Schedule").

              (b) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing Agreement, to perform a limited review of the Mortgage Files delivered to it, and shall deliver to the Trustee, the Seller and the Company an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the extent provided in Section 2.02(a) of the Pooling and Servicing Agreement to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

              (c) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Trustee, the Seller and the Company (and if the Custodian is not also the Master Servicer, then to the Master Servicer) a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

              (d) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Trustee, the Master Servicer, the Securities Administrator, or the Seller, the Custodian shall as soon as practicable supply the Trustee, the Master Servicer, the Securities Administrator or the Seller with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

              Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the applicable Servicer and the Trustee.

              Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and a Request for Release, the Custodian agrees to release to the Seller the related Mortgage File within five days of receipt of such notice.

      Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit H to the Pooling and Servicing Agreement signed by a Servicing Officer of the Master Servicer or the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees to release to the related Servicer the related Mortgage File within five days of receipt of such Request for Release.

      The Company shall deliver to the Custodian the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan which documents the Custodian will review to the extent provided in Article II of the Pooling and Servicing Agreement.

      From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy, the related Servicer shall (or if the related Servicer does not, the Master Servicer may) deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage Files be released to the related Servicer or the Master Servicer, as applicable, and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the related Servicer or the Master Servicer, as applicable. The related Servicer or the Master Servicer, as applicable, shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in a Protected Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

      At any time that a Servicer or the Master Servicer is required to deliver to the Custodian a Request for Release, such Servicer or the Master Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer or the Master Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, executed by or on behalf of the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by or on behalf of the Trustee (and be returned to the Seller; provided however, that in the case of a Mortgage Loan that is registered on the MERS System) no assignment of mortgage or endorsement of the Mortgage Note by the Trustee shall be required. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer or the Master Servicer, as applicable.

              Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE VIIII
                            CONCERNING THE CUSTODIAN

              Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

              Section 3.2  [Reserved].

              Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

              Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. Wells Fargo Bank, N.A., as Master Servicer, covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, an annual fee for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and, Wells Fargo Bank, N.A., as Master Servicer, will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except (i) any such expense, disbursement or advance as may arise from its negligence or bad faith or (ii) to the extent that the Trust Fund provides such indemnity pursuant to Section 7.03(b) of the Pooling and Servicing Agreement (such indemnity to be payable out of the Distribution Account as provided in Section 4.05(a) of the Pooling and Servicing Agreement.)

              Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Servicers, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      The Trustee may remove the Custodian upon 60 days prior written notice to the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Company.

      Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Servicer and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company, the Servicer and the Master Servicer.

              Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, (provided such Person shall satisfy the requirements set forth in Section 3.7) without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

              Section 3.7. Representations of the Custodian. The Custodian hereby represents, and any successor Custodian hereunder shall represent, that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

              Section 3.8 Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed (which belief may be based upon the written opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any person with authority with respect to any related matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

      Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, the Company, the Securities Administrator and each of their respective employees, representatives, affiliates, officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee, Trust Fund, Master Servicer, Company, Securities Administrator or any such other respective Person, due to any willful misfeasance or negligent or bad faith performance or non-performance by the Custodian of its duties and responsibilities under this Agreement; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount directly and solely resulting from the willful misfeasance, bad faith or negligence of such person, and the Custodian's reliance on written instructions from the Trustee or the Master Servicer. The provisions of this Section 3.8 shall survive the termination of this Custodial Agreement.

      The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred (other than as a result of any willful misfeasance or negligent or bad-faith performance or non-performance on their part), arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                                   ARTICLE IV
                          COMPLIANCE WITH REGULATION AB

              Section 4.9. Intent of the parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company, Master Servicer and the Securities Administrator with the provisions of Regulation AB and related rules and regulations of the Commission. The Company, Master Servicer and the Securities Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company, Master Servicer and the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB to the extent reasonably practicable. The Custodian shall cooperate reasonably with the Company, Master Servicer and the Securities Administrator to deliver to the Company, Master Servicer and the Securities Administrator (including any of their respective assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company, Master Servicer and the Securities Administrator to permit the Company, Master Servicer and the Securities Administrator to comply with the provisions of Regulation AB.

              Section 4.10. Additional Representations and Warranties of the Custodian.

              The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the Company prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other securitization transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer (other than the Master Servicer), trustee, originator, significant obligor, enhancement or support provider (other than the Securities Administrator) or other material transaction party (as such terms are used in Regulation AB) relating to the securitization transaction contemplated by the Pooling and Servicing Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

              If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

              Section 4.11. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company and the Securities Administrator in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Company and the Securities Administrator a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Company, Securities Administrator or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, and to the extent updated, is materially correct and does not have any material omissions.

              Section 4.12. Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Custodian shall:

              (a) deliver to the Company, the Master Servicer, the Securities Administrator and the Trustee a report (in form and substance reasonably satisfactory to the Company, the Master Servicer, the Securities Administrator and the Trustee) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Company, the Master Servicer, the Securities Administrator and the Trustee and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Four hereto; and

              (b) deliver to the Company, the Master Servicer, the Securities Administrator and the Trustee a report of a registered public accounting firm reasonably acceptable to the Company, the Master Servicer, the Securities Administrator and the Trustee that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

              Section 47.13. Indemnification; Remedies.

              (a) The Custodian shall indemnify the Company, each affiliate of the Company, the Master Servicer, the Trustee and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing each, an ("Indemnified Party") and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                     (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                     any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV.

                     the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under this Article IV

      If the indemnification provided for herein is unavailable to hold harmless any Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

              (b) In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

              (c) In no event shall the Custodian or its directors officers and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

              Section 5.14. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

              Section 5.15. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Servicers, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

              Section 5.16. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

              Section 5.17. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense on direction by the Master Servicer, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

              Section 5.18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    THE BANK OF NEW YORK,
                                            as Trustee
101 Barclay Street, Floor 4W
New York, New York 10286                    By:
Attention:  Structured Finance                  ----------------------------
Services - BSABS 2007-1                         Name:
                                                Title:



Address:                                    BEAR STEARNS ASSET BACKED
                                            SECURITIES I LLC, as Depositor
383 Madison Avenue
New York, New York  10179                   By:
Attention:  Senior Managing Director -          ----------------------------
            Mortgage Department                 Name:
                                                Title:


Address:                                    EMC MORTGAGE CORPORATION,
                                            as Seller
2780 Lake Vista Drive,
Lewisville, TX 75067                        By:
Attention:  President or General Counsel        ----------------------------
Telecopier: (214) 626-3704                      Name:
                                                Title:


Address:                                    WELLS FARGO BANK, N.A.,
                                            as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland  21045                   By:
Attention:  BSABS 2007-1                        ----------------------------
Telecopier:  (410) 715-2380                     Name:
                                                Title:


Address:                                    WELLS FARGO BANK, N.A.,
                                            as Custodian
1015 10th Avenue S.E., MS 0031
Minneapolis, Minnesota  55414               By:
Attention:  BSABS 2007-1                        ----------------------------
Telecopier:  (612) 667-1068                     Name:
                                                Title:

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )


On the _____ day of February 2007 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a ______________________ of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public


[SEAL]

STATE OF MARYLAND    )
                     ) ss:
COUNTY OF HOWARD     )


On the _____ day of February 2007 before me, a notary public in and for said State, personally appeared __________________________, known to me to be a __________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public


[SEAL]

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )


On the _____ day of February 2007 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________ of Bear Stearns Asset Backed Securities I LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public


[Notarial Seal]

STATE OF TEXAS       )
                     ) ss:
COUNTY OF DENTON     )


On the _____ day of February 2007 before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________ of EMC Mortgage Corporation, a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public


[Notarial Seal]

STATE OF MINNESOTA   )
                     ) ss:
COUNTY OF HENNEPIN   )


On the _____ day of February 2007 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a ___________________________ of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public


[Notarial Seal]

                                   Schedule 1
                                   ----------

                                 Mortgage Loans
                                 --------------

                             [Provided Upon Request]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                February 15, 2007

The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067
Facsimile: (214) 626-3704
Attention:  Janan Weeks

         Re: Custodial Agreement, dated as of February 15, 2007, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1
                  -------------------------------------------------------------

                  Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit, unless it has received a separate blanket lost note affidavit covering such Mortgage Loans) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       WELLS FARGO BANK, N.A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                     [date]

The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067
Facsimile: (214) 626-3704
Attention:  Janan Weeks

         Re: Custodial Agreement, dated as of February 15, 2007, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1
                  --------------------------------------------------------------

                  Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule determined on the basis of the Mortgagor's name, original principal balance and loan number, with any exceptions listed on Schedule A attached hereto.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       WELLS FARGO BANK, N.A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                     [date]


The Bank of New York
101 Barclay Street, Floor 4W
New York, New York 10286
Attention:  Structured Finance Services - BSABS 2007-1

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, TX 75067
Facsimile: (214) 626-3704
Attention:  Janan Weeks

         Re: Custodial Agreement, dated as of February 15, 2007, by and among Bear Stearns Asset Backed Securities I LLC, The Bank of New York, as Trustee, EMC Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, relating to Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1
                  --------------------------------------------------------------

                  Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that subject to any exception listed on Schedule A attached hereto (A) it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

              The original Mortgage Note, including any riders thereto, endorsed without recourse (unless such Mortgage Loan is registered on the MERS System) to the order of "The Bank of New York, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1, without recourse", and showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee;

              The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form);

              Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "The Bank of New York, as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates, Series 2007-1" or in blank;

              An original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon;

              The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property; and

              Originals or copies of all available assumption, modification or substitution agreements, if any and (B) it has determined that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, such determination having been made on the basis of the Mortgagor's name, original principal balance and loan number.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       WELLS FARGO BANK, N.A.


                                       By:
                                           -------------------------------------

                                  EXHIBIT FOUR

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


-------------------------------------------------------------------------------------- ----------------------
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
----------------------- -------------------------------------------------------------- ----------------------
      Reference                                   Criteria
----------------------- -------------------------------------------------------------- ----------------------
                                      General Servicing Considerations
----------------------- -------------------------------------------------------------- ----------------------
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
----------------------- -------------------------------------------------------------- ----------------------
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
1122(d)(1)(ii)          servicing activities
----------------------- -------------------------------------------------------------- ----------------------
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
----------------------- -------------------------------------------------------------- ----------------------
                        A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance
1122(d)(1)(iv)          with the terms of the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                   Cash Collection and Administration
----------------------- -------------------------------------------------------------- ----------------------
                        Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt and
                        identification, or such other number of days specified in
1122(d)(2)(i)           the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
----------------------- -------------------------------------------------------------- ----------------------
                        Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances are made, reviewed and
1122(d)(2)(iii)         approved as specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)          transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institutions" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
1122(d)(2)(v)           Rule 13k-1(b)(1) of the Securities Exchange Act.
----------------------- -------------------------------------------------------------- ----------------------


                                      K-22


----------------------- -------------------------------------------------------------- ----------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
----------------------- -------------------------------------------------------------- ----------------------
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliations; and (D) contain
                        explanations for reconciling items, These
                        reconciling items are resolved within 90 calendar days
                        of their original identification, or such other number
1122(d)(2)(vii)         of days specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                     Investor Remittances and Reporting
----------------------- -------------------------------------------------------------- ----------------------
                        Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements, (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors; or
                        the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the
1122(d)(3)(i)           servicer.
----------------------- -------------------------------------------------------------- ----------------------
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)          or custodial bank statements.
----------------------- -------------------------------------------------------------- ----------------------

                                          Pool Asset Administration
----------------------- -------------------------------------------------------------- ----------------------
                        Collateral or security on pool assets is maintained as                   X
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)          required by the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
----------------------- -------------------------------------------------------------- ----------------------
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are
                        posted to the servicer's obligor records maintained no
                        more than two business days after receipt, or such other
                        number of days specified in the transaction agreements,
                        and allocated to


                                      K-23


----------------------- -------------------------------------------------------------- ----------------------
                        principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)          accordance with the related pool asset documents.
----------------------- -------------------------------------------------------------- ----------------------
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal balance.
----------------------- -------------------------------------------------------------- ----------------------
                        Changes with respect to the terms or status of an
                        obligor's pool asset (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by authorized
                        personnel in accordance with the transaction agreements
1122(d)(4)(vi)          and related pool asset documents.
 ----------------------- -------------------------------------------------------------- ----------------------
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established by the
1122(d)(4)(vii)         transaction documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements., Such
                        records are maintained in at least a monthly basis, or
                        such other period specified in the transaction
                        agreements, and describe the entity's activities in
                        monitoring delinquent pool assets including, for
                        example, phone calls, letters and payment rescheduling
                        plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)        (e.g., illness or unemployment).
----------------------- -------------------------------------------------------------- ----------------------
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
----------------------- -------------------------------------------------------------- ----------------------
                        Regarding any funds held in trust for an obligor (such
                        as escrow accounts); (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 3-
                        calendar days of full repayment of the related pool
                        asset, or such other number of days specified in the
1122(d)(4)(x)           transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the service at
                        least 30 calendar days prior to these dates, or such
                        other number of days specified in the transaction
1122(d)(4)(xi)          agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's
1122(d)(4)(xii)         error or omission.
---------------------- -------------------------------------------------------------- ----------------------
                        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
1122(d)(4)(xiii)        specified in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------


                                      K-24


----------------------- -------------------------------------------------------------- ----------------------
                        Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the
1122(d)(4)(xiv)         transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------
                        Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation AB,
1122(d)(4)(xv)          is maintained as set forth in the transaction agreements.
----------------------- -------------------------------------------------------------- ----------------------

                                                                       EXHIBIT L

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party's title. So, for example, in a particular transaction, the trustee may perform the "paying agent" and "securities administrator" functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

KEY:     X - OBLIGATION


------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ------------------------------------------------ ----------- ------------ ------------ ------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Policies and procedures are             X            X            X
                   instituted to monitor any
                   performance or other triggers
                   and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   If any material servicing               X            X
                   activities are outsourced to
                   third parties, policies and
                   procedures are instituted to
                   monitor the third party's
                   performance and compliance with
1122(d)(1)(ii)     such servicing activities.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any requirements in the
                   transaction agreements to
                   maintain a back-up servicer for
1122(d)(1)(iii)    the Pool Assets are maintained.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   A fidelity bond and errors and          X            X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout
                   the reporting period in the
                   amount of coverage required by
                   and otherwise in accordance with
                   the terms of the transaction
1122(d)(1)(iv)     agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   CASH COLLECTION AND
                   ADMINISTRATION
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Payments on pool assets are             X            X            X
                   deposited into the appropriate
                   custodial bank accounts and
                   related bank clearing accounts
                   no more than two business days
                   following receipt, or such other
                   number of days specified in the
1122(d)(2)(i)      transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made via wire             X            X            X
                   transfer on behalf of an obligor
                   or to an investor are made only
1122(d)(2)(ii)     by authorized personnel.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Advances of funds or guarantees         X            X            X
                   regarding collections, cash
                   flows or distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The related accounts for the            X            X            X
                   transaction, such as cash
                   reserve accounts or accounts
                   established as a form of over
                   collateralization, are
                   separately maintained (e.g.,
                   with respect to commingling of
                   cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Each custodial account is               X            X            X
                   maintained at a federally
                   insured depository institution
                   as set forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
1122(d)(2)(v)      Exchange Act.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Unissued checks are safeguarded         X                         X
                   so as to prevent unauthorized
1122(d)(2)(vi)     access.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Reconciliations are prepared on         X            X            X
                   a monthly basis for all
                   asset-backed securities related
                   bank accounts, including
                   custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of
                   days specified in the
                   transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who
                   prepared the reconciliation; and
                   (D) contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified
1122(d)(2)(vii)    in the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   INVESTOR REMITTANCES AND
                   REPORTING
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Reports to investors, including         X            X            X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such reports (A)
                   are prepared in accordance with
                   timeframes and other terms set
                   forth in the transaction
                   agreements; (B) provide
                   information calculated in
                   accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with
                   the Commission as required by
                   its rules and regulations; and
                   (D) agree with investors' or the
                   trustee's records as to the
                   total unpaid principal balance
                   and number of Pool Assets
1122(d)(3)(i)      serviced by the Servicer.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts due to investors are            X            X            X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and other
                   terms set forth in the
1122(d)(3)(ii)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made to an                X            X            X
                   investor are posted within two
                   business days to the Servicer's
                   investor records, or such other
                   number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Amounts remitted to investors           X            X            X
                   per the investor reports agree
                   with cancelled checks, or other
                   form of payment, or custodial
1122(d)(3)(iv)     bank statements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   POOL ASSET ADMINISTRATION
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Collateral or security on pool          X                                    X
                   assets is maintained as required
                   by the transaction agreements or
1122(d)(4)(i)      related pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Pool assets  and related                X                                    X
                   documents are safeguarded as
                   required by the transaction
1122(d)(4)(ii)     agreements
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any additions, removals or              X                         X
                   substitutions to the asset pool
                   are made, reviewed and approved
                   in accordance with any
                   conditions or requirements in
1122(d)(4)(iii)    the transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Payments on pool assets,                X
                   including any payoffs, made in
                   accordance with the related pool
                   asset documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related pool
1122(d)(4)(iv)     asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   The Servicer's records regarding        X
                   X the pool assets agree with the
                   Servicer's records with respect
                   to an obligor's unpaid principal
1122(d)(4)(v)      balance.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Changes with respect to the             X            X
                   terms or status of an obligor's
                   pool assets (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
1122(d)(4)(vi)     asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Loss mitigation or recovery             X            X
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and repossessions,
                   as applicable) are initiated,
                   conducted and concluded in
                   accordance with the timeframes
                   or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Records documenting collection          X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent pool
                   assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
1122(d)(4)(viii)   unemployment).
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Adjustments to interest rates or        X
                   rates of return for pool
                   assets with variable rates are
                   computed based on the related
1122(d)(4)(ix)     pool asset documents.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Regarding any funds held in             X
                   trust for an obligor (such as
                   escrow accounts): (A) such funds
                   are analyzed, in accordance with
                   the obligor's pool asset
                   documents, on at least an annual
                   basis, or such other period
                   specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable pool asset documents
                   and state laws; and (C) such
                   funds are returned to the
                   obligor within 30 calendar days
                   of full repayment of the related
                   pool assets, or such other
                   number of days specified in the
1122(d)(4)(x)      transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Payments made on behalf of an           X
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any late payment penalties in           X
                   connection with any payment to
                   be made on behalf of an obligor
                   are paid from the Servicer's
                   funds and not charged to the
                   obligor, unless the late payment
                   was due to the obligor's error
1122(d)(4)(xii)    or omission.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

------------------ ---------------------------------- ------------- ----------- ------------ ------------ ------------
REG AB REFERENCE   SERVICING CRITERIA                 PRIMARY       MASTER      SECURITIES   CUSTODIAN    TRUSTEE
                                                      SERVICER      SERVICER    ADMIN                     (NOMINAL)
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Disbursements made on behalf of         X
                   an obligor are posted within
                   two business days to the
                   obligor's records maintained by
                   the servicer, or such other
                   number of days specified in the
1122(d)(4)(xiii)   transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Delinquencies, charge-offs and          X            X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
1122(d)(4)(xiv)    agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------
                   Any external enhancement or             X                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ---------------------------------- ------------ ------------ ------------ ------------ ------------

                                                                     EXHIBIT M-1

                          FORM OF BACK-UP CERTIFICATION

I. The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] I, ________________________________, the
_______________________ of [NAME OF COMPANY], certify to [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] and the [Trustee];

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor


                                     M-1-1
pursuant to the Agreement, have been provided to the [Depositor] and the [Securities Administrator]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] and the [Securities Administrator]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




Date:
      ----------------------------



By:

Name:
      ----------------------------
Title:
      ----------------------------


                                     M-1-2

                                                                     EXHIBIT M-2

             FORM OF CERTIFICATION FOR THE SECURITIES ADMINISTRATOR
             ------------------------------------------------------

                  Re: ________________________________ Trust 200_-____(the
                  "Trust"), Mortgage Pass-Through Certificates, Series 200_-____, issued pursuant to the Pooling and Servicing Agreement, dated as of ________ 1, 200_, among ____________________________, as Depositor, Wells Fargo Bank,
                  National Association, as Securities Administrator and
                  __________________________________________________________

The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

         (2) To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator's assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

         (3) To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

         (4) I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

         (5) The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual


                                     M-2-1

Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

         In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]


Date:
      ---------------------------


---------------------------------
[Signature]
[Title]


                                     M-2-2

                                                                      EXHIBIT N

                             FORM OF SWAP AGREEMENT

                    (Available upon request from Wells Fargo)

                                                                      EXHIBIT O

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

         As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

         Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 5.05, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
10-D   Must be filed within 15 days of the distribution date for the asset-                (NOMINAL)
       backed securities.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      1         DISTRIBUTION AND
                POOL PERFORMANCE
                INFORMATION
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1121(a) -
                Distribution and
                Pool Performance
                Information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (1) Any                                  X
                applicable
                record dates,                            (MONTHLY
                accrual dates,                           STATEMENTS TO
                determination                            CERTIFICATEHOL
                dates for                                DERS)
                calculating
                distributions
                and actual
                distribution
                dates for the
                distribution
                period.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (2) Cash flows                           X
                received and the
                sources thereof                          (MONTHLY
                for                                      STATEMENTS TO
                distributions,                           CERTIFICATEHOL
                fees and expenses.                       DERS)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (3) Calculated                           X
                amounts and
                distribution of                          (MONTHLY
                the flow of funds                        STATEMENTS TO
                for the period                           CERTIFICATEHOL
                itemized by type                         DERS)
                and priority of
                payment,
                including:
       -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- -----------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                of payment,
                including:
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (i) Fees or                              X
                expenses accrued
                and paid, with an                        (MONTHLY
                identification of                        STATEMENTS TO
                the general                              CERTIFICATEHOL
                purpose of such                          DERS)
                fees and the
                party receiving
                such fees or
                expenses.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (ii) Payments                            X
                accrued or paid
                with respect to                          (MONTHLY
                enhancement or                           STATEMENTS TO
                other support                            CERTIFICATEHOL
                identified in                            DERS)
                Item 1114 of
                Regulation AB
                (such as
                insurance
                premiums or other
                enhancement
                maintenance
                fees), with an
                identification
                of the general
                purpose of such
                payments and the
                party receiving
                such payments.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (iii) Principal,                         X
                interest and
                other                                    (MONTHLY
                distributions                            STATEMENTS TO
                accrued and paid                         CERTIFICATEHOL
                on the asset-                            DERS)
                backed
                securities by
                type and by class
                or series and any
                principal or
                interest
                shortfalls or
                carryovers.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (iv) The amount                          X
                of excess cash
                flow or excess                           (MONTHLY
                spread and the                           STATEMENTS TO
                disposition of                           CERTIFICATEHOL
                excess cash flow.                        DERS)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (4) Beginning and                        X
                ending principal
                balances of the                          (MONTHLY
                asset-backed                             STATEMENTS TO
                securities.                              CERTIFICATEHOL
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                                                         DERS)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (5) Interest                             X
                rates
                applicable to the                        (MONTHLY
                pool assets and                          STATEMENTS TO
                the asset-backed                         CERTIFICATEHOL
                securities, as                           DERS)
                applicable.
                Consider
                providing
                interest rate
                information for
                pool assets in
                appropriate
                distributional
                groups or
                incremental
                ranges.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (6) Beginning and                        X
                ending balances
                of transaction                           (MONTHLY
                accounts, such as                        STATEMENTS TO
                reserve accounts,                        CERTIFICATEHOL
                and material                             DERS)
                account activity
                during the
                period.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (7) Any amounts                          X
                drawn on any
                credit                                   (MONTHLY
                enhancement or                           STATEMENTS TO
                other support                            CERTIFICATEHOL
                identified in                            DERS)
                Item 1114 of
                Regulation AB, as
                applicable, and
                the amount of
                coverage
                remaining under
                any such
                enhancement, if
                known and
                applicable.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (8) Number and                           X                                                Updated
                amount of pool                                                                            pool
                assets at the                            (MONTHLY                                         composition
                beginning and                            STATEMENTS TO                                    information
                ending                                   CERTIFICATEHOL                                   fields to
                of each period,                          DERS)                                            be as
                and                                                                                       specified
                updated pool                                                                              by
                composition                                                                               Depositor
                information,                                                                              from time
                such as                                                                                   to time
                weighted average
                coupon, weighted
                average
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                remaining term,
                pool factors
                and prepayment
                amounts.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (9) Delinquency  X           X           X
                and loss
                information for                          (MONTHLY
                the period.                              STATEMENTS TO
                                                         CERTIFICATEHOL
                                                         DERS)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                In addition,     X
                describe any
                material
                changes to
                the
                information
                specified
                in Item
                1100(b)(5)
                of
                Regulation
                AB regarding
                the pool
                assets.
                (methodology)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (10) Information  X          X           X
                on the amount,
                terms and                                (MONTHLY
                general purpose                          STATEMENTS TO
                of any advances                          CERTIFICATEHOL
                made or                                  DERS)
                reimbursed
                during
                the period,
                including the
                general use of
                funds
                advanced and the
                general source
                of funds for
                reimbursements.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (11) Any         X            X          X
                material
                modifications,                           (MONTHLY
                extensions or                            STATEMENTS TO
                waivers to                               CERTIFICATEHOL
                pool asset                               DERS)
                terms, fees,
                penalties or
                payments
                during the
                distribution
                period or
                that have
                cumulatively
                become
                material over
                time.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (12) Material    X           X           X                                                X
                breaches of pool
                asset                                    (if agreed upon
                representations or                       by the parties)
                warranties or
                transaction
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                covenants.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (13) Information                         X
                on ratio,
                coverage or                              (MONTHLY
                other tests used                         STATEMENTS TO
                for determining                          CERTIFICATEHOL
                any early                                DERS)
                amortization,
                liquidation or
                other
                performance
                trigger and
                whether the
                trigger was met.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                (14) Information                                                                          X
                regarding any new
                issuance of
                asset-backed
                securities backed
                by the same asset
                pool,
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 information     X           X           X                                                X
                 regarding any
                 pool asset
                 changes (other
                 than in
                 connection with
                 a pool asset
                 converting into
                 cash in
                 accordance with
                 its terms), such
                 as additions or
                 removals in
                 connection with
                 a prefunding or
                 revolving period
                 and pool asset
                 substitutions
                 and repurchases
                 (and purchase
                 rates, if
                 applicable),
                 and cash flows
                 available for
                 future purchases,
                 such as the
                 balances of any
                 prefunding or
                 revolving
                 accounts, if
                 applicable.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Disclose any                                                                             X              X
                 material
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 changes
                 in the
                 solicitation,
                 credit-granting,
                 underwriting,
                 origination,
                 acquisition or
                 pool selection
                 criteria or
                 procedures, as
                 applicable, used
                 to originate,
                 acquire or
                 select the new
                 pool assets.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1121(b) -                                                                            X
                Pre-Funding or
                Revolving Period
                Information

                Updated pool
                information as
                required under
                Item 1121(b).
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          2     LEGAL PROCEEDINGS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1117 - Legal
                proceedings
                pending against
                the following
                entities, or
                their respective
                property, that is
                material to
                Certificatehol
                ders, including
                proceedings known
                to be
                contemplated by
                governmental
                authorities:
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Sponsor (Seller)                                                                                         X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Depositor                                                                                 X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Trustee                                                                    X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Issuing entity                                                                            X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Master Servicer, X             X
                affiliated
                Servicer,
                other Servicer
                servicing 20% or
                more of pool
                assets
                at time of report,
                other
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                material
                servicers
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Securities                               X
                Administrator
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Originator of 20%                                                                         X
                or more of pool
                assets as of the
                Cut-off Date
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Custodian                                                   X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          3     SALES OF SECURITIES
                AND USE OF PROCEEDS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Information from                                                                          X
                Item 2(a) of Part
                II of Form 10-Q:

                With respect to
                any sale of
                securities by the
                sponsor,
                depositor
                or issuing
                entity, that are
                backed by the
                same asset pool
                or are otherwise
                issued by the
                issuing entity,
                whether or not
                registered,
                provide the sales
                and use of
                proceeds
                information in
                Item 701 of
                Regulation S-K.
                Pricing
                information can
                be omitted
                if securities
                were not
                registered.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          4     DEFAULTS UPON
                SENIOR
                SECURITIES
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Information from                         X
                Item 3 of Part II
                of Form 10-Q:

                Report the
                occurrence of any
                Event of Default
                (after expiration
                of any grace
                period and
                provision of
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                any
                required notice)
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          5     SUBMISSION OF
                MATTERS TO A VOTE
                OF SECURITY
                HOLDERS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Information from                         X
                Item 4 of Part II
                of Form 10-Q
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6     SIGNIFICANT
                OBLIGORS
                OF POOL ASSETS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1112(b) -                                                                            X
                Significant
                Obligor
                Financial
                Information*
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                *This information
                need only be
                reported on the
                Form 10-D for the
                distribution
                period in which
                updated
                information is
                required
                pursuant to the
                Item.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          7     SIGNIFICANT
                ENHANCEMENT
                PROVIDER
                INFORMATION
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1114(b)(2) -
                Credit
                Enhancement
                Provider
                Financial
                Information*
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                                                                              X
                 applicable
                 disclosure
                 threshold
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Obtaining                                                                                X
                 required
                 financial
                 information or
                 effecting
                 incorporation by
                 reference
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial
                Information*
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                                                                              X
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 current maximum
                 probable
                 exposure
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                             X
                 current
                 significance
                 percentage
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Notifying                               X
                 derivative
                 counterparty of
                 significance
                 percentage and
                 requesting
                 required
                 financial
                 information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Obtaining                                                                                X
                 required
                 financial
                 information or
                 effecting
                 incorporation by
                 reference
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                *This
                information need
                only be reported
                on the Form 10-D
                for the
                distribution
                period in which
                updated
                information is
                required
                pursuant to the
                Items.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          8     OTHER INFORMATION
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclose any     The Responsible Party for the applicable Form 8-K item as indicated below.
                information
                required
                to be reported on
                Form 8-K during
                the period
                covered by
                the Form 10-D but
                not reported
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          9     EXHIBITS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Distribution                             X
                report
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Exhibits required                                                                         X
                by Item 601 of
                Regulation S-K,
                suchVas material
                agreements
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
8-K   Must be filed within four business days of an event reportable on Form
      8-K.
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      1.01      ENTRY INTO A
                MATERIAL DEFINITIVE
                AGREEMENT
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure is    X           X           X                                                X              X
                required
                regarding
                entry into or
                amendment of any
                definitive
                agreement
                that is material
                to the
                securitization,
                even if depositor
                is not a party.

                Examples:
                servicing
                agreement,
                custodial
                agreement.

                Note: disclosure
                not required as
                to definitive
                agreements that
                are fully
                disclosed in
                the prospectus
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      1.02      TERMINATION OF A X           X           X                                                X              X
                MATERIAL
                DEFINITIVE
                AGREEMENT
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure is
                required
                regarding
                termination of
                any definitive
                agreement that is
                material to the
                securitization
                (other than
                expiration in
                accordance with
                its terms), even
                if depositor is
                not a party.


                Examples:
                servicing
                agreement,
                custodial
                agreement.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          1.03  BANKRUPTCY OR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                RECEIVERSHIP
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure is    X           X           X                  X                             X              X
                required
                regarding
                the bankruptcy or
                receivership, if
                known to the
                Master
                Servicer, with
                respect to any of
                the following:

                Sponsor (Seller),
                Depositor, Master
                Servicer,
                affiliated
                Servicer, other
                Servicer
                servicing 20% or
                more of pool
                assets at time
                of report, other
                material
                servicers,
                Certificate
                Administrator,
                Trustee,
                significant
                obligor, credit
                enhancer
                (10% or more),
                derivatives
                counterparty,
                Custodian
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      2.04      TRIGGERING EVENTS
                THAT ACCELERATE
                OR
                INCREASE A DIRECT
                FINANCIAL
                OBLIGATION
                OR AN OBLIGATION
                UNDER AN OFF-
                BALANCE
                SHEET ARRANGEMENT
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Includes an early            X           X
                amortization,
                performance
                trigger
                or other event,
                including event
                of default, that
                would materially
                alter the
                payment priority/
                distribution
                of cash
                flows/
                amortization
                schedule.
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure will
                be made of events
                other than
                waterfall
                triggers
                which are
                disclosed in the
                6.07 statement
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
      3.03      MATERIAL
                MODIFICATION TO
                RIGHTS OF
                SECURITY
                HOLDERS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure is                            X                                                X
                required of any
                material
                modification to
                documents
                defining
                the rights of
                Certificatehol
                ders, including
                the Pooling and
                Servicing
                Agreement
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          5.03  AMENDMENTS TO
                ARTICLES OF
                INCORPORATION OR
                BYLAWS; CHANGE IN
                FISCAL YEAR
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclosure is                                                                             X
                required of any
                amendment "to the
                governing
                documents
                of the issuing
                entity"
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          5.06  CHANGE IN SHELL
                COMPANY STATUS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                [Not applicable                                                                           X
                to ABS issuers]
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6.01  ABS INFORMATIONAL
                AND COMPUTATIONAL
                MATERIAL
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                [Not included in                                                                          X
                reports to be
                filed under
                Section 3.18]
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6.02  CHANGE OF
                SERVICER
                OR TRUSTEE
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Requires         X           X           X                                                X
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                disclosureof any
                removal,
                replacement,
                substitution or
                addition of any
                master servicer,
                affiliated
                servicer,
                other servicer
                servicing 10% or
                more of pool
                assets at time of
                report, other
                material
                servicers,
                certificate
                administrator or
                trustee.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Reg AB disclosure X
                about any new
                servicer is also
                required.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Reg AB disclosure                                                           X (TO THE
                about any new                                                               EXTENT OF A
                trustee is also                                                             NEW TRUSTEE)
                required.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Reg AB disclosure                        X
                about any new
                securities
                administrator is
                also required.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6.03  CHANGE IN CREDIT
                ENHANCEMENT OR
                OTHER EXTERNAL
                SUPPORT [IN
                THIS TRANSACTION
                THERE IS NO
                EXTERNAL
                ENHANCEMENT OR
                OTHER SUPPORT.]
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Covers                                   X                                                X
                termination
                of any
                enhancement
                in manner other
                than by its
                terms, the
                addition of an
                enhancement, or
                a material change
                in the
                enhancement
                provided.
                Applies
                to external
                credit
                enhancements as
                well as
                derivatives.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Reg AB disclosure                        X                                                X
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                about any new
                enhancement
                provider is also
                required.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6.04  FAILURE TO MAKE A                        X
                REQUIRED
                DISTRIBUTION
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          6.05  SECURITIES ACT
                UPDATING
                DISCLOSURE
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                If any material                                                                           X
                pool
                characteristic
                differs by 5% or
                more at the time
                of issuance of
                the securities
                from the
                description in
                the final
                prospectus,
                provide updated
                Reg AB
                disclosure about
                the actual asset
                pool.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                If there are any                                                                          X
                new servicers or
                originators
                required
                to be disclosed
                under Regulation
                AB as a result of
                the foregoing,
                provide the
                information
                called for in
                Items 1108 and
                1110
                respectively.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          7.01  REGULATION FD    X           X           X                                                X
                DISCLOSURE
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          8.01  OTHER EVENTS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Any event, with                                                                           X
                respect to which
                information is
                not otherwise
                called for
                in Form 8-K, that
                the registrant
                deems of
                importance to
                security holders.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          9.01  FINANCIAL STATEMENTS   The Responsible Party applicable to reportable event.
                AND EXHIBITS
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
10-K  Must be filed within 90 days of the fiscal year end for the registrant.
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          9B    OTHER INFORMATION
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Disclose any     The Responsible Party for the applicable Form 8-K item as indicated above.
                information ]
                required to be
                reported on
                Form 8-K during
                the fourth
                quarter covered
                by the Form 10-K
                but not reported
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
          15    EXHIBITS AND
                FINANCIAL
                STATEMENT
                SCHEDULES
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1112(b) -                                                                            X
                Significant
                Obligor
                Financial
                Information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1114(b)(2) -
                Credit
                Enhancement
                Provider
                Financial
                Information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                                                                              X
                 applicable
                 disclosure
                 threshold
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Obtaining                                                                                X
                 required
                 financial
                 information or
                 effecting
                 incorporation by
                 reference
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial
                Information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                                                                              X
                 current maximum
                 probable exposure
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Determining                             X
                 current
                 significance
                 percentage
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Notifying                               X
                 derivative
                 counterparty of
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 significance
                 percentage and
                 requesting
                 required
                 financial
                 information
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                 Obtaining                                                                                X
                 required
                 financial
                 information or
                 effecting
                 incorporation by
                 reference
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1117 - Legal
                proceedings
                pending against
                the following
                entities, or
                their respective
                property, that is
                material to
                Certificatehol
                ders, including
                proceedings known
                to be
                contemplated by
                governmental
                authorities:
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Sponsor (Seller)                                                                                         X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Depositor                                                                                 X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Trustee
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Issuing entity                                                                            X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Master Servicer, X           X
                affiliated
                Servicer,
                other Servicer
                servicing 20% or
                more of pool
                assets at time of
                report, other
                material
                servicers
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Securities                               X
                Administrator
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Originator of 20%                                                                         X
                or more of pool
                assets as of the
                Cut-off
                Date
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Custodian                                                   X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1119 -
                Affiliations and
                relationships
                between the following
                entities,
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------


----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
FORM   ITEM     DESCRIPTION       SERVICERS   MASTER      SECURITIES         CUSTODIAN      TRUSTEE        DEPOSITOR     SPONSOR
                                              SERVICER    ADMINISTRATOR
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                or their
                respective
                affiliates, that
                are material to
                certificateholders:
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Sponsor (Seller)                                                                                         X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Depositor                                                                                 X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Trustee                                                                    X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Master Servicer, X             X
                affiliated
                Servicer,
                other Servicer
                servicing 20% or
                more of pool
                assets at time of
                report, other
                material
                servicers
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Securities                               X
                Administrator
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Originator                                                                                X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Custodian                                                   X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Credit                                                                                    X
                Enhancer/Support
                Provider
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Significant Obligor                                                                       X
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1122 -      X           X           X                  X
                Assessment of
                Compliance with
                Servicing
                Criteria
      -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------
                Item 1123 -      X           X
                Servicer
                Compliance
                Statement
----- -------- ----------------- ----------- ----------- ------------------ -------------- -------------- ------------- ------------

                                                                       EXHIBIT P

                       ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as [Securities Administrator]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSABS I 2007-1-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 3.18 of the Pooling and Servicing Agreement, dated as of January 1, 2007, among EMC Mortgage Corporation, as Sponsor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and The Bank of New York, as Trustee, relating to the issuance of Bear Stearns Asset Backed Securities Trust 2007-1, Asset-Backed Certificates, Series 2007-1. The Undersigned, as ____________________, hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [   ] Disclosure:







List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:



        Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                       [NAME OF PARTY]
                                       as [role]



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

[GRAPHIC OMITTED]
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009



DATE:             February 15, 2007

TO:               Bear Stearns  Asset Backed  Securities  Trust 2007-1
                  Asset-Backed  Certificates, Series 2007-1
                  c/o The Bank of New  York,  not  individually,  but
                  solely as  trustee  for Bear Stearns Asset Backed Securities
                  Trust 2007-1  Asset-Backed  Certificates,  Series 2007-1
ATTENTION:        Mirela Cabej
TELEPHONE:        212-815-8171
FACSIMILE:        212-815-8079

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNSC9184

The purpose of this long-form confirmation ("CONFIRMATION") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Financial Products Inc. ("PARTY A") and Bear Stearns Asset Backed Securities Trust 2007-1 ("PARTY B" OR "COUNTERPARTY"). Reference is hereby made to the Pooling and Servicing Agreement, dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor ("Depositor"), EMC Mortgage Corporation, as seller ("Seller"), Wells Fargo Bank, N.A., as master servicer ("Master Servicer") and securities administrator ("Securities Administrator") and The Bank of New York, as trustee ("Trustee") (the "POOLING AND SERVICING AGREEMENT"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "CONFIRMATION" and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA MASTER AGREEMENT"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

     Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 2 of 24


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                       With respect to any Calculation
                                            Period, the amount set forth for
                                            such period on Schedule I attached
                                            hereto.

     Trade Date:                            February 13, 2007

     Effective Date:                        February 15, 2007

     Termination Date:                      January 25, 2011, subject to
                                            adjustment in accordance with the
                                            Business Day Convention; provided,
                                            however, that for the purpose of
                                            determining the final Fixed Rate
                                            Payer Period End Date, Termination
                                            Date shall be subject to No
                                            Adjustment.

     FIXED AMOUNT:

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Period End Dates:             The 25th calendar day of each month
                                            during  the  Term  of  this
                                            Transaction, commencing February
                                            25, 2007 and ending on the
                                            Termination Date, with No
                                            Adjustment.

              Fixed Rate Payer
              Payment Date:                 The 25th calendar day of each
                                            month during the Term of this
                                            Transaction, commencing February 25,
                                            2007, and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Fixed Rate:                   5.21000%

              Fixed Rate Day
              Count Fraction:               30/360

       FLOATING AMOUNTS:

              Floating Rate Payer:          Party A

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of
                                            each month during the Term of this
                                            Transaction, commencing February 25,
                                            2007 and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                The 25th calendar day of each
                                            month during the Term of this
                                            Transaction, commencing February 25,
                                            2007, and ending on the Termination
                                            Date, subject to adjustment in
                                            accordance with the Business Day
                                            Convention.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 3 of 24


              Compounding:                  Inapplicable

              Business Days:                New York

              Business Day
              Convention:                   Following

              Calculation Agent:            Party A

3. Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a) "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(i) or in Paragraph 7 of the Credit Support Annex, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

         (iii) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that
               Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

         (v) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

         (vi) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

               "Specified Indebtedness" will have the meaning specified in
               Section 14.

               "Threshold Amount" means USD 100,000,000.

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 4 of 24


          (vii) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of
                Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)
                (4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended,
                (5), (6) as amended, or (7)".

          (viii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

         (i) The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii) The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

         (i)      The Second Method will apply.

         (ii) Market Quotation will apply, provided, however, that, if Party A is the Defaulting Party or the sole Affected Party, the following provisions will apply:

                  (A) Section 6(e) is hereby amended by inserting on the first line thereof the words "or is effectively designated" after "If an Early Termination Date occurs";

                  (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                           "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of one or more Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of


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                           Transactions are to be excluded but, without
                           limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date are to be included. The party making the determination (or its agent) will request each Reference Market-maker that is an Eligible Replacement to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation or occurrence of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be provided (the "bid time") will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If at least one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, the Market Quotation will be the Firm Offer (among such Firm Offers as specified in clause (C) below) actually accepted by Party B no later than the Business Day immediately preceding the Early Termination Date. If no Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

                  (C) If more than one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by Party B to the Reference Market-maker, to the extent Party B would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Party B, to the extent the Reference Market-maker would be required to make a payment to Party B. If only one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall accept such Firm Offer.

                  (D) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so.

                  (E)      If the Settlement Amount is a negative number,
                           Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                           Section 2(c) of this Agreement and (y)
                           notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

(g)      "TERMINATION CURRENCY" means USD.

(h) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply as provided in Part 5(c).

PART 2.  TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
Agreement:

                  (A) Party A makes the following representation(s):

                           It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or


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                           withholding for or on account of any Tax
                           from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                           (2) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

                           (3) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (B) Party B makes the following representation(s):

                           None.

         (ii) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i) GROSS UP. Section 2(d)(i)(4) shall not apply to Party B as X, such that Party B shall not be required to pay any additional amounts referred to therein.

         (ii) INDEMNIFIABLE TAX. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes (including any Tax imposed in relation to a Credit Support Document or in relation to any payment thereunder) unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in
                  Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                      DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                         BE DELIVERED
Party A                An original properly completed and executed         (i) upon execution of this Agreement, (ii)
                       United States Internal Revenue Service Form         on or before the first payment date under
                       W-9 (or any successor thereto) with respect to      this Agreement, including any Credit Support
                       any payments received or to be received by          Document, (iii) promptly upon the reasonable
                       Party A that eliminates U.S. federal withholding    demand by Party B, (iv) prior to the
                       and backup withholding Tax on payments to           expiration or obsolescence of any previously

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                       Party A  under this Agreement.                      delivered form, and (v) promptly upon the
                                                                           information on any such previously delivered
                                                                           form becoming inaccurate or incorrect.

Party B                (i)  Upon execution of this Agreement, an           (i) upon execution of this Agreement, (ii)
                       original properly  completed and executed United    on or before  the first  payment  date  under
                       States Internal Revenue Service  Form W-9 (or       this Agreement, including any Credit Support
                       any  successor thereto) with respect to  any        Document, (iii) in  the  case  of  a  tax
                       payments  received  or to be received by Party B    certification  form  other  than a Form  W-9,
                       that  eliminates  U.S.  federal withholding and     before  December 31 of each third  succeeding
                       backup  withholding  Tax on  payments to Party B    calendar   year, (iv) promptly  upon  the
                       under this Agreement,  and (ii) thereafter, the     reasonable  demand  by Party B, (v) prior to
                       appropriate tax  certification  form (i.e., IRS     the   expiration  or  obsolescence of  any
                       Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or    previously  delivered form, and (vi) promptly
                       W-8ECI, as applicable (or any  successor form       upon the information on any such  previously
                       thereto)) with respect to any payments  received    delivered form becoming inaccurate   or
                       or  to  be received  by  Party  B  under this       incorrect.
                       Agreement from time to time.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any documents required by the            Upon the execution and delivery of       Yes
Party B                receiving party  to  evidence   the      this Agreement
                       authority of the delivering party or
                       its Credit Support Provider, if any,
                       for it to execute and deliver the
                       Agreement, this Confirmation, and
                       any Credit Support Documents to which
                       it is a party, and to evidence the
                       authority of the delivering party
                       or its Credit Support Provider to
                       perform its obligations under the
                       Agreement, this Confirmation and any
                       Credit Support Document, as the
                       case may be

Party A and            A certificate of an authorized officer   Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority of the respective officers
                       of the party signing the Agreement,
                       this Confirmation, and any relevant
                       Credit Support Document, as the case
                       may be

Party A                Annual Report of  Party A  containing    Upon request by Party B                  Yes
                       consolidated financial statements
                       certified by independent certified
                       public accountants and prepared  in
                       accordance with generally accepted
                       accounting  principles in the country
                       in which Party A is organized

Party A                Quarterly Financial Statements of        Upon request by Party B                  Yes
                       Party A containing unaudited,
                       consolidated financial statements of
                       Party A's fiscal quarter prepared in
                       accordance with generally accepted



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
PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
                       accounting principles in the country
                       in which Party A is organized

Party A                An opinion of counsel of such party      Upon the execution and delivery of       No
                       regarding the enforceability of this     this Agreement
                       Agreement in a form  reasonably
                       satisfactory to the other party.

Party B                An  executed copy of the Pooling and     Promptly upon filing of such agreement   No
                       Servicing Agreement                      with the U.S. Securities and Exchange
                                                                Commission

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address:          The Bank of New York
                                    101 Barclay Street
                                    Floor 4W
                                    New York, NY  10286
                  Attention:        Mirela Cabej
                  Facsimile:        212-814-8079
                  Phone:            212-815-8171

                  with a copy to:

                  Address:          Wells Fargo Bank, N.A.
                                    9062 Old Annpolis Road
                                    Columbia, Maryland  21045
                  Attention:        Client Manager, BSABS 07-1
                  Facsimile:        410-715-2380
                  Phone:            410-884-2000

                  (For all purposes)


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(b)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent: Not applicable.

         Party B appoints as its Process Agent: Not applicable.

(c) OFFICES. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

         Party B:          The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:          None.

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING OF PAYMENTS. The parties agree that subparagraph (ii) of
         Section 2(c) will apply to each Transaction hereunder.

(j) AFFILIATE. Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5.  OTHERS PROVISIONS.

(a) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i) SINGLE AGREEMENT. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii)     [Reserved.]


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         (iii)    [Reserved.]

         (iv) REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction, (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, and (iv) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

                           (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                           (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v) TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following in lieu thereof:

                  "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(f), any transfer by Party A under this Section 6(b)(ii) shall not require the consent of Party B for such transfer if the following conditions are satisfied:

                  (1) the transferee (the "Section 6 Transferee") is an Eligible Replacement;

                  (2) if the Section 6 Transferee is domiciled in a different country or political subdivision thereof from both Party A and Party B, such transfer satisfies the Rating Agency Condition;

                  (3) the Section 6 Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the



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                           Section 6 Transferee would be required to make
                           additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

                  (4) a Termination Event or Event of Default does not occur as a result of such transfer; and

                  (5) the Section 6 Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision."

         (vi) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL BUSINESS DAY. The definition of Local Business Day in
                  Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

         (i) S&P FIRST LEVEL DOWNGRADE. If an S&P Approved Ratings Downgrade Event has occurred and is continuing and Party A fails to take any action described under Part (5)(d)(i)(1), within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

         (ii) MOODY'S FIRST RATING TRIGGER COLLATERAL. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

         (iii) S&P SECOND LEVEL DOWNGRADE. If an S&P Required Ratings Downgrade Event has occurred and is continuing and Party A fails to take any action described under Part (5)(d)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transaction.

         (iv) MOODY'S SECOND RATING TRIGGER REPLACEMENT. If (A) a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or
               (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A, Party A shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

         (v) AMENDMENT OF THE POOLING AND SERVICING AGREEMENT. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Agreement, an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

         (vi) FAILURE TO COMPLY WITH REGULATION AB REQUIREMENTS. If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(e) below) Party A has not complied with any of the provisions set forth in


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               clause (iii) of Part 5(e) below, then an Additional
               Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (VII) OPTIONAL TERMINATION OF SECURITIZATION. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with
               Article X of the Pooling and Servicing Agreement (such notice, the "OPTIONAL TERMINATION NOTICE"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination
               Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated
               Transactions resulting from this Additional Termination
               Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Securities Administrator requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Securities Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Securities Administrator provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional
               Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Securities Administrator in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of
               (x) the amount calculated to be due by Party B pursuant to
               Section 6(e) and (y) the Estimated Swap Termination Payment;
               and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional
               Termination Notice and any amount due from Party A to Party
               B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution
               Date specified in the Optional Termination Notice.

               The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

         (viii) FAILURE TO PAY CLASS A CERTIFICATES. If the Securities Administrator on behalf of the Trust is unable to pay, or fails or admits in writing its inability to pay by the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date, the ultimate payment of principal with respect to the Class A Certificates, to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A
                Certificates, then an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

(d)      RATING AGENCY DOWNGRADE.

         (i)      S&P Downgrade:

                  (1) In the event that an S&P Approved Ratings Downgrade Event occurs and is continuing, then within 30 days after such rating downgrade, Party A shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, either (i) procure a Permitted Transfer, (ii)


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                           obtain an Eligible Guarantee or (iii)
                           post collateral in accordance with the Credit Support Annex.

                  (2) In the event that an S&P Required Ratings Downgrade Event occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Party A shall, subject to the Rating Agency Condition with respect to S&P, at its own expense, procure either (i) a Permitted Transfer or
                           (ii) an Eligible Guarantee.

         (ii)     Moody's Downgrade.

                  (1) In the event that a Moody's Second Trigger Ratings Event occurs and is continuing, Party A shall, as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guarantee.

(e)      COMPLIANCE WITH REGULATION AB.

         (i) Party A agrees and acknowledges that Bear Stearns Asset Backed Securities I L.L.C. ("Depositor") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

         (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof for so long as the Trust is required to file periodic reports under the Exchange Act, Depositor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

         (iii) Upon the occurrence of a Swap Disclosure Event, Party A, within ten (10) days and at its own expense, shall
                  (1)(a) either (i) provide to Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) oR Microsoft Excel(R) format but not in pdf format) or (ii) provide written consent to Depositor tO incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the Exchange Act Reports of Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of Depositor of such accounting firm's report relating to their audits of such current Swap Financial Disclosure, and (c) provide to Depositor any updated Swap Financial Disclosure with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) satisfies the Rating Agency Condition with respect to S&P and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (3) subject to the Rating Agency Condition with respect to S&P and obtain a guaranty of the Party A's obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

         (iv) Party A agrees that, in the event that Party A provides Swap Financial Disclosure to Depositor in accordance with
                  Part 5(e)(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with Part 5(e)(iii)(c), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or

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                  necessary to make the statements therein, in light of the
                  circumstances under which they were made, not misleading.

         (v) The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor's rights explicitly specified in this Part 5(e).

(f)      TRANSFERS.

         (i) Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to a Permitted Transfer pursuant to
                  Section 6(b)(ii), Part 5(d), Part 5(b)(v) or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained and
                  (b) the Rating Agency Condition has been satisfied with respect to S&P. At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, execute such documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(g) NON-RECOURSE. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) TIMING OF PAYMENTS BY PARTY B UPON EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with
          Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j) NO SET-OFF. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting


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         the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) AMENDMENT. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this
         Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) PROCEEDINGS. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) TRUSTEE LIABILITY LIMITATIONS. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by The Bank of New York not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder;
         (b)Trustee has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations of Trustee but is made and intended for the purpose of binding only the Counterparty; and (d) under no circumstances shall Trustee in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement other than due to its negligence or willful misconduct in performing its obligations.

(o) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) AGENT FOR PARTY B. Party A acknowledges that Party B has appointed the Securities Administrator as its agent under the Pooling and Servicing Agreement and to carry out certain functions on behalf of Party B, and that the Securities Administrator shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.


(q) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.


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(r)      WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s) FORM OF ISDA MASTER AGREEMENT. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(t) PAYMENT INSTRUCTIONS. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(u) CAPACITY. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. The Trustee represents to Party A on the date on which Party B enters into this Agreement that the Trustee is executing the Agreement not in its individual capacity, but solely as Trustee on behalf of the Counterparty.

(v) SUBSTANTIAL FINANCIAL TRANSACTIONS. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(w)      [Reserved].

(x)      [Reserved].

(y)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED RATINGS THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

                  "APPROVED REPLACEMENT" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d)of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                  "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future payment obligations and obligations to post collateral of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

                  "ELIGIBLE GUARANTOR" means an entity that (A) has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold and (B) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's.

                  "ELIGIBLE REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, and (b) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment



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                  obligations) of which entity to Party B under this
                  Agreement are guaranteed pursuant to an Eligible Guarantee and
                  (B) that has executed an Item 1115 Agreement with Depositor and Sponsor.

                  "ESTIMATED SWAP TERMINATION PAYMENT" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "FIRM OFFER" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S FIRST TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S SECOND TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED TRANSFER" means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), Part 5(b)(v), or the second sentence of Section 7 (as amended herein) to a transferee (the "TRANSFEREE") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4 (in each case as certified by such entity); (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4);
                  (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the "TRANSFER AGREEMENT"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer


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                  (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency
                  Condition is satisfied with respect to S&P or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

                  "RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

                  "REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

                  "REQUIRED RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold. For purposes of determining whether a Required Ratings Downgrade Event has occurred, each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B.

                  "REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "S&P APPROVED RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

                  "S&P APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "S&P REQUIRED RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

                  "S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB-".


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February 15, 2007
Page 19 of 24


                  "SWAP RATING AGENCIES" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the Bear Stearns Asset Backed Securities Trust 2007-1, Asset Backed Certificates Series 2007-1 (the "Certificates") or any notes backed by the Certificates (the "Notes").


               [Remainder of this page intentionally left blank.]

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 20 of 24


4.       Account Details and Settlement Information:

         Payments to Party A:

                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Payments to Party B:

                  Wells Fargo Bank, N.A.
                  ABA: 121000248
                  Account Name: SAS Clearing Account
                  Account Number: 3970771416
                  FFC: 50985901, BSABS 07-1 Swap Account


NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Party A a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 21 of 24



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:  /s/ Annie Manevitz
     --------------------------------
     Name:   Annie Manevitz
     Title:  Authorized Signatory


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.


BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1

     BY: THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR THE BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-1



By:  /s/ Mirela Cabej
     --------------------------------
     Name:  Mirela Cabej
     Title: Assistant Treasurer




am

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 22 of 24


                                   SCHEDULE I

   (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No
                                  Adjustment.)


       FROM AND INCLUDING         TO BUT EXCLUDING       NOTIONAL AMOUNT (USD)
         Effective Date               02/25/07              119,558,704.14
            02/25/07                  03/25/07              115,266,097.85
            03/25/07                  04/25/07              111,127,062.09
            04/25/07                  05/25/07              107,136,118.30
            05/25/07                  06/25/07              103,287,982.92
            06/25/07                  07/25/07               99,577,560.45
            07/25/07                  08/25/07               95,999,936.82
            08/25/07                  09/25/07               92,550,372.88
            09/25/07                  10/25/07               89,224,298.22
            10/25/07                  11/25/07               86,017,305.18
            11/25/07                  12/25/07               82,925,143.04
            12/25/07                  01/25/08               79,943,712.45
            01/25/08                  02/25/08               77,069,060.06
            02/25/08                  03/25/08               74,297,393.16
            03/25/08                  04/25/08               71,625,019.37
            04/25/08                  05/25/08               69,048,303.48
            05/25/08                  06/25/08               66,563,960.19
            06/25/08                  07/25/08               64,168,391.84
            07/25/08                  08/25/08               61,863,670.50
            08/25/08                  09/25/08               59,641,763.06
            09/25/08                  10/25/08               57,499,908.26
            10/25/08                  11/25/08               55,434,754.75
            11/25/08                  12/25/08               53,443,442.10
            12/25/08                  01/25/09               51,523,378.68
            01/25/09                  02/25/09               49,672,009.04
            02/25/09                  03/25/09               47,886,723.11
            03/25/09                  04/25/09               46,165,313.70
            04/25/09                  05/25/09               44,505,546.02
            05/25/09                  06/25/09               42,905,212.76
            06/25/09                  07/25/09               41,362,184.35
            07/25/09                  08/25/09               39,874,432.06
            08/25/09                  09/25/09               38,440,001.05
            09/25/09                  10/25/09               37,056,955.32
            10/25/09                  11/25/09               35,723,471.50
            11/25/09                  12/25/09               34,437,768.09
            12/25/09                  01/25/10               33,198,135.22
            01/25/10                  02/25/10               32,002,972.33
            02/25/10                  03/25/10               30,850,650.83
            03/25/10                  04/25/10               29,739,639.61
            04/25/10                  05/25/10               28,668,461.99
            05/25/10                  06/25/10               27,635,554.10
            06/25/10                  07/25/10               26,639,691.23
            07/25/10                  08/25/10               25,679,587.77
            08/25/10                  09/25/10               24,753,928.92
            09/25/10                  10/25/10               23,861,482.84
            10/25/10                  11/25/10               23,001,060.16

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 23 of 24


            11/25/10                  12/25/10               22,171,517.16
            12/25/10              Termination Date           21,371,748.45

Reference Number: FXNSC9184
Bear Stearns Asset Backed Securities Trust 2007-1 Asset-Backed
Certificates, Series 2007-1
February 15, 2007
Page 24 of 24


                                     ANNEX A

                    PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                     ANNEX A


                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of February 15, 2007 between
          Bear Stearns Financial Products Inc. (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                       and
Bear Stearns Asset Backed Securities Trust 2007-1 (hereinafter referred to as "PARTY B" or "SECURED PARTY"), by The Bank of New York, not in its individual capacity, but solely as trustee for Bear Stearns Asset Backed Securities Trust 2007-1

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated February 15, 2007, between Party A and Party B, Reference Number FXNSC9184.


PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)  DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and
                   (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                   The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

                   (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                   (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                   (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

               (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                    The "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the least of

                    (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                    (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                    (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

               (C) "CREDIT SUPPORT AMOUNT" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

          (ii)  ELIGIBLE COLLATERAL.

                The items set forth on the schedule of Eligible Collateral attached as Schedule A hereto will qualify as "ELIGIBLE COLLATERAL" (for the avoidance of doubt, all Eligible Collateral described in (D) and (E) of column one of the Collateral Schedule to be denominated in USD).

          (iii) OTHER ELIGIBLE SUPPORT.

                The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                Not applicable.

          (iv)  THRESHOLD.

                (A) "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

                (B) "THRESHOLD" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed or (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                     "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

               (C) "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Certificates and the aggregate principal balance of the Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

               (D) ROUNDING: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)  VALUATION AND TIMING.

     (i)  "VALUATION AGENT" means Party A.

     (ii) "VALUATION DATE" means each Local Business Day on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

     (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

     (iv) "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

     (v) EXTERNAL CALCULATIONS. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of Party B's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Credit Support Amount shall be based on the greatest of Party B's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

     (vi) NOTICE TO S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of Party B's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of Party B's Exposure.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Events will be a "SPECIFIED
      CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A and Party B: None.

(e)   SUBSTITUTION.

      (i)  "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

      (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)  DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

     (ii) VALUE. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

          For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the product of (1)(x) the bid-side quotation at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the arithmetic mean of the bid-side quotations for such securities quoted at the Valuation Time by any three principal market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained, then the arithmetic mean of such two bid-side quotations will be used, and if only one bid-side quotation is obtained, such quotation shall be used, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral.

     (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party B (or its Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

          (1)  it is not a Defaulting Party.

          (2) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code.

          (3) in the case of any Custodian for Party B, such Custodian (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1".

               Initially, the CUSTODIAN for Party B is: Wells Fargo Bank, National Association, as Securities Administrator.

     (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by Moody's, as directed by Party A. Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

     (ii) AMENDMENT OF PARAGRAPH 6(D)(I) - DISTRIBUTIONS. Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

          "(i) Distributions. If Party B receives Distributions on a Local Business Day, it will Transfer to Party A not later than the following Local Business Day any Distributions it receives, and such Distributions will constitute Posted
          Collateral and will be subject to the security interest granted under Paragraph 2."

     (iii) AMENDMENT OF PARAGRAPH 6(D)(II) - INTEREST AMOUNT. Clause (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

          "(ii) INTEREST AMOUNT. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. Any Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

(i) ADDITIONAL REPRESENTATION(S). There are no additional representations by either party.

(j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) DEMANDS AND NOTICES.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

     If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

     If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

     If to Party B's Custodian: at the address designated in writing from time to time.

(l) ADDRESS FOR TRANSFERS. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

     Party A account details for holding collateral:

                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

     Party B's Custodian account details for holding collateral:

                  Wells Fargo Bank, N.A.
                  ABA: 121000248
                  Account Name: SAS Clearing Account
                  Account Number: 3970771416
                  FFC: 50985901, BSABS 07-1 Swap Account

(m)  OTHER PROVISIONS.

     (i) COLLATERAL ACCOUNT. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

     (ii) AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

     (iii) CALCULATION OF VALUE. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

     (iv) FORM OF ANNEX. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex

          (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

     (v) EVENTS OF DEFAULT. Clause (iii) of Paragraph 7 shall not apply to Party B.

     (vi) EXPENSES. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

     (vii) WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (ix) ADDITIONAL DEFINITIONS. As used in this Annex:

          "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

          "DV01" means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party's Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

          "EXPOSURE" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

           "LOCAL BUSINESS DAY" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

          "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

          (I) (A) for any Valuation Date on which (I) a Moody's First Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's Exposure for such Valuation Date and (ii) the sum, for each Transaction to which this Annex relates, of the lesser of (x) the product of the Moody's First
                   Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of (i) Moody's First Trigger Notional Amount Multiplier, and (ii) the Notional Amount for such Transaction for the

                    Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

               (B)  for any other Valuation Date, zero, over

          (II) the Threshold for Party A such Valuation Date.

          "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

          "MOODY'S FIRST TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

          "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

           "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

           (I) (A) for any Valuation Date on which it is the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of
                    (x) the Secured Party's Exposure for such Valuation Date and
                    (y) the sum, for each Transaction to which this Annex relates, of:

                    (1) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the Moody's Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of (1) the Moody's Second Trigger Notional Amount Multiplier, , and (2) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date]; OR

                    (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and
                         (ii) the product of (1) the Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier, and (2) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

                (B) for any other Valuation Date, zero, over

           (II)     the Threshold for Party A for such Valuation Date.

                    "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

                    "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

                    "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                  "MOODY'S SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)  (A)   for any Valuation  Date on which (i) an S&P
                             Approved Ratings Downgrade Event has occurred and been continuing for at least 30 days or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of
                             (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (i) the Volatility Buffer for such Transaction, and (iii) the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related
                             Confirmation) which includes such Valuation Date, or

                       (B)   for any other Valuation Date, zero, over

                  (II) the Threshold for Party A for such Valuation Date.

                  "S&P VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "TRANSACTION EXPOSURE" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or
                  (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

                  "VALUATION PERCENTAGE" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.

                  -------------------------------------------------------------------------------------------

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  short-term credit rating       Weighted        Weighted        Weighted        Weighted
                  of (i) Party A and (ii)         Average        Average         Average         Average
                  the Credit Support             Maturity        Maturity        Maturity        Maturity
                  Provider of Party A, if      up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  applicable
                  -------------------------------------------------------------------------------------------
                  "A-2" or higher                  2.75%          3.25%           4.00%           4.75%
                  -------------------------------------------------------------------------------------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  -------------------------------------------------------------------------------------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  -------------------------------------------------------------------------------------------






                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.       BEAR STEARNS ASSET BACKED SECURITIES
                                           TRUST 2007-1

                                           By:  THE BANK OF NEW YORK, NOT IN
                                           ITS INDIVIDUAL CAPACITY, BUT SOLELY
                                           AS TRUSTEE FOR BEAR STEARNS ASSET
                                           BACKED SECURITIES TRUST 2007-1


By: /s/ Annie Manevitz                     By: /s/ Mirela Cabej
    ---------------------------------          --------------------------------
    Name:  Annie Manevitz                      Name:  Mirela Cabej
    Title: Authorized Signatory                Title: Assistant Treasurer
    Date:                                      Date:

                                   SCHEDULE A

                               ELIGIBLE COLLATERAL

                                                                                           MOODY'S            MOODY'S
   ISDA COLLATERAL ASSET                                                 S&P            FIRST TRIGGER     SECOND TRIGGER
     DEFINITION (ICAD)                                                VALUATION           VALUATION          VALUATION
           CODE                REMAINING MATURITY IN YEARS            PERCENTAGE          PERCENTAGE        PERCENTAGE
           -----               ---------------------------            ----------          ----------        ----------
   (A)  US-CASH                            N/A                           100%                100%              100%
   (B)  EU-CASH                            N/A                          92.5%                 98%               94%
   (C)  GB-CASH                            N/A                          94.1%                 98%               95%
   (D)  US-TBILL
        US-TNOTE
        US-TBOND
                                        1 or less                       98.9%                100%              100%
                             More than 1 but not more than 2            98.0%                100%               99%
                             More than 2 but not more than 3            97.4%                100%               98%
                             More than 3 but not more than 5            95.5%                100%               97%
                             More than 5 but not more than 7            93.7%                100%               96%
                             More than 7 but not more than 10           92.5%                100%               94%
                             More than 10 but not more than 20          91.1%                100%               90%
                                       More than 20                     88.6%                100%               88%
   (E)  US-GNMA
        US-FNMA
        US-FHLMC
                                        1 or less                       98.5%                100%               99%
                             More than 1 but not more than 2            97.7%                100%               99%
                             More than 2 but not more than 3            97.3%                100%               98%
                             More than 3 but not more than 5            94.5%                100%               96%
                             More than 5 but not more than 7            93.1%                100%               93%
                             More than 7 but not more than 10           90.7%                100%               93%
                             More than 10 but not more than 20          87.7%                100%               89%






Page 13 of 13


                                       More than 20                     84.4%                100%               87%

                                                                                         Rated Aa3 or       Rated Aa3 or
   (F)  Fixed-Rate GA-                                             Rated AAA or            better by          better by
        EUROZONE-                                                  better by S&P            Moody's           Moody's
        GOV

                                        1 or less                       98.8%                98%                94%

                             More than 1 but not more than 2            97.9%                98%                93%
                             More than 2 but not more than 3            97.1%                98%                92%
                             More than 3 but not more than 5            91.2%                98%                90%
                             More than 5 but not more than 7            87.5%                98%                89%
                             More than 7 but not more than 10           83.8%                98%                88%
                             More than 10 but not more than 20          75.5%                98%                84%


         The ISDA Collateral Asset Definition (ICAD) Codes used in this Schedule A are taken from the Collateral Asset Definitions (First Edition - June
         2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.

                                    EXHIBIT A

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                 TERMS AGREEMENT


                                                        Dated: February 15, 2007

To:                            BEAR STEARNS ASSET BACKED SECURITIES I LLC
Re:                            Underwriting Agreement, dated as of
                               April 13, 2006 (the "Underwriting Agreement")
Underwriter:                   Bear, Stearns & Co. Inc.
Series Designation:            Bear Stearns Asset Backed Securities Trust 2007-1
Class Designation
   Schedule of the
   Certificates:               Class A-1, Class A-2, Class A-3, Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5,
                               Class M-6 and Class M-7

Terms of the Certificates:

Class               Certificate Principal Balance             Pass-Through Rate
-----               -----------------------------             -----------------
A-1                 $   92,119,000                            Adjustable
A-2                 $   16,166,000                            Adjustable
A-3                 $   11,766,000                            Adjustable
M-1                 $   11,240,000                            Adjustable
M-2                 $    3,268,000                            Adjustable
M-3                 $    5,979,000                            Adjustable
M-4                 $    2,551,000                            Adjustable
M-5                 $    2,551,000                            Adjustable
M-6                 $    2,391,000                            Adjustable
M-7                 $    2,471,000                            Adjustable

The Certificates purchased by the Underwriter will be offered from time to time by the Underwriter in negotiated transactions at varying prices to be determined at the time of sale.

Defined Terms: Terms not otherwise defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement dated as of January 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor and company and The Bank of New York, as trustee.

Form of Certificates Being Purchased by the Underwriter: Book-Entry.

Distribution Dates: The 25th day of each month or, if such 25th day is not a business day, the next succeeding business day beginning in February, 2007.

Certificate Rating for the Certificates Being Purchased by the Underwriter:

            Class                        Ratings
            -----                        -------
                                   S&P            Moody's
                                   ---            -------
            A-1                    AAA              Aaa
            A-2                    AAA              Aaa
            A-3                    AAA              Aaa
            M-1                    AA               Aa2
            M-2                    AA-              Aa3
            M-3                     A                A2
            M-4                     A-               A3
            M-5                    BBB+             Baa1
            M-6                    BBB              Baa2
            M-7                    BBB-             Baa3

Mortgage Assets: The Mortgage Loans to be included in the Trust Fund are as described in Annex A hereto.

Purchase Price: The aggregate purchase price payable by the Underwriter for the
Certificates covered by this Agreement will be $     *        (plus $     *
in accrued interest).                           -------------        ----------

Credit Enhancement: As described in the related Prospectus Supplement.

Closing Date: February 15, 2007.

The undersigned, as Underwriters, agree, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Certificates as set forth herein.


                                                BEAR, STEARNS & CO. INC.



                                                By: /s/ Mary Haggerty
                                                    -----------------------
                                                    Name:  Mary Haggerty
                                                    Title: Vice President


                                                Accepted:

                                                BEAR STEARNS ASSET BACKED
                                                SECURITIES I LLC



                                                By: /s/ Baron Silverstein
                                                    -----------------------
                                                    Name:  Baron Silverstein
                                                    Title: Vice President